SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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USA TRUCK, INC.

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PRELIMINARY PROXY STATEMENT -
SUBJECT TO COMPLETION

USA TRUCK, INC.
3200 Industrial Park Road
Van Buren, Arkansas 72956

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on May 4, 2011

To the Stockholders of USA Truck, Inc.:

Notice is hereby given that the Annual Meeting of Stockholders (“Annual Meeting”) of USA Truck, Inc. (the “Company”) will be held at the corporate offices of the Company at 3200 Industrial Park Road, Van Buren, Arkansas 72956, on Wednesday, May 4, 2011, at 10:00 a.m., local time, for the following purposes:

1.	To elect two (2) Class I directors for a term expiring at the 2014 Annual Meeting.

2.	To approve certain amendments to the Company's bylaws that require stockholder approval.

3.	Consideration of an advisory and non-binding vote on executive compensation.

4.	Consideration of an advisory and non-binding vote on the frequency of votes on executive compensation.

5.	To consider and act upon such other business as may properly come before the Annual Meeting, or any adjournments thereof.

        Only holders of record of the Company’s Common Stock at the close of business on March 7, 2011, are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

The Company’s Proxy Statement is submitted herewith.  The Annual Report for the year ended December 31, 2010, is being mailed to stockholders contemporaneously with the mailing of this Notice and Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Stockholders to Be Held on May 4, 2011

 We have elected to provide access to our proxy materials both by: (i) sending you this full set of proxy materials, including a proxy card; and, (ii) notifying you of the availability of our proxy materials on the Internet.  This Notice of Meeting, Proxy Statement, and our Annual Report to Stockholders for the fiscal year ended December 31, 2010, are available online and may be accessed at http://www.cfpproxy.com/4887.  We do not use “cookies” or other software that identifies visitors accessing these materials on this website.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

By Order of the Board of Directors
                                                                                     J. RODNEY MILLS
                                                                                     Secretary
Van Buren, Arkansas
April 6, 2011

YOUR VOTE IS IMPORTANT.

TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE REQUESTED TO PROMPTLY DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.  YOU MAY ALSO VOTE ON THE INTERNET BY COMPLETING THE ELECTRONIC VOTING INSTRUCTION FORM FOUND AT HTTP://WWW.CFPPROXY.COM/4887 OR BY TELEPHONE USING A TOUCH-TONE TELEPHONE AND CALLING 1-866-776-5717.  RETURNING YOUR PROXY NOW WILL NOT INTERFERE WITH YOUR RIGHT TO ATTEND THE ANNUAL MEETING OR TO VOTE YOUR SHARES PERSONALLY AT THE ANNUAL MEETING, IF YOU WISH TO DO SO. THE PROMPT RETURN OF YOUR PROXY MAY SAVE US ADDITIONAL EXPENSES OF SOLICITATION.

USA TRUCK, INC.
3200 Industrial Park Road
Van Buren, Arkansas 72956

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS
To be held on May 4, 2011

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of USA Truck, Inc., a Delaware corporation (the “Company,” “USA Truck,” “we,” “our” or “us”), for use at the Annual Meeting of Stockholders of the Company to be held at the time and place and for the purposes set forth in the foregoing notice.  The mailing address of the Company is 3200 Industrial Park Road, Van Buren, Arkansas 72956, and its telephone number is (479) 471-2500.

The cost of soliciting proxies will be borne by the Company.  In addition to solicitation by mail, certain officers and employees of the Company, who will receive no special compensation therefor, may solicit proxies in person or by telephone, telegraph, facsimile or other means.  The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of the Common Stock of the Company.

The approximate date on which the definitive Proxy Statement and the accompanying proxy are first being mailed to stockholders is April 6, 2011.

REVOCABILITY OF PROXY

Any stockholder executing a proxy retains the right to revoke it at any time prior to exercise at the Annual Meeting.  A proxy may be revoked by delivery of written notice of revocation to J. Rodney Mills, Secretary of the Company, by execution and delivery to the Company of a later proxy or by voting the shares in person at the Annual Meeting.  If not revoked, all shares represented at the Annual Meeting by properly executed proxies will be voted as directed therein.  If no direction is given, such shares will be voted for election of all nominees for director and at the discretion of the person(s) named as proxy(ies) therein on any other matters that may properly come before the Annual Meeting or any adjournments thereof.

OUTSTANDING STOCK AND VOTING RIGHTS

The Board of Directors has fixed the close of business on March 7, 2011, as the record date for determining the stockholders having the right to notice of, and to vote at, the Annual Meeting.  As of the record date, 10,498,754 shares of Common Stock were outstanding and entitled to vote at the meeting.  Each stockholder will be entitled to one vote for each share of Common Stock owned of record on the record date.  The stock transfer books of the Company will not be closed.  Stockholders are not entitled to cumulative voting with respect to the election of directors.  The holders of a majority of the outstanding shares of Common Stock entitled to vote, present in person or represented by proxy, are necessary to constitute a quorum.

REQUIRED AFFIRMATIVE VOTE AND VOTING PROCEDURES

The Company’s bylaws provide that the nominees who receive a plurality of the votes cast by stockholders present or represented by proxy at an Annual Meeting, and entitled to vote on the election of directors, will be elected as directors of the Company.  Thus, any abstentions or broker non-votes will have no effect on the election of directors.

If you are a holder of record of our Common Stock, you may vote your shares either (i) over the telephone by calling a toll-free number, (ii) by using the Internet, or (iii) by mailing your proxy card.  Owners who hold their shares in street name will need to obtain a voting instruction form from the institution that holds their stock and must follow the voting instructions given by that institution.

The above-mentioned telephone and Internet-voting procedures have been designed to authenticate your identity, to allow you to give instructions, and to confirm that those instructions have been recorded properly.  If you choose to vote by telephone or by using the Internet, please refer to the specific instructions on the proxy card.  The deadline for voting by telephone or the Internet is 3:00 a.m. Eastern Time on Wednesday, May 4, 2011.  If you wish to vote using the proxy card, complete, sign and date your proxy card and return it to us before the meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to each of our current directors (including the two nominees for election at the Annual Meeting), each current executive officer named in the Summary Compensation Table and all current directors and executive officers as a group, including the beneficial ownership of our Common Stock as of March 7, 2011 for each individual and the group.  The table also lists the name, address and share ownership information for all stockholders known to us to own, directly or indirectly, more than 5% of the outstanding shares of Common Stock, our only class of voting securities, as of March 7, 2011.  Each person named in the table, unless otherwise indicated, has sole voting and investment power with respect to the shares indicated as being beneficially owned by him or it.

			Common Stock
			Beneficially Owned
		Director	Number of		Percent
Name and (if applicable) Address	Age	Since	Shares*		of Class
Directors and Nominees for Director:

Robert M. Powell	76	1983	1,132,900	(1)	10.8%
3200 Industrial Park Road, Van Buren, Arkansas 72956
James B. Speed	77	1989	1,119,543	(2)	10.7%
3200 Industrial Park Road, Van Buren, Arkansas 72956

Clifton R. Beckham	39	2007	64,966	(3)	(4)

James D. Simpson, III**	70	2010	2,000	(5)	(4)

Terry A. Elliott	65	2003	9,250	(6)	(4)

William H. Hanna**	50	2005	34,800	(7)	(4)

Richard B. Beauchamp	58	2006	3,500	(8)	(4)

Named Executive Officers (Excluding Persons Named Above):

Garry R. Lewis	65	--	83,960	(9)	(4)

Darron R. Ming	36	--	32,855	(10)	(4)

Michael R. Weindel	43	--	43,851	(11)	(4)

All Directors and Executive Officers as a Group (14 Persons)			2,650,878	(12)	25.2%

Beneficial Owners of More Than 5% of Outstanding Common Stock (Excluding Persons Named Above):

Entities affiliated with T. Rowe Price Associates, Inc.			1,019,240	(13)	9.7%
100 E. Pratt Street, Baltimore, Maryland 21202
Dimensional Fund Advisors LP			846,809	(14)	8.1%
Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas 78746
Donald Smith & Co., Inc.			783,786	(15)	7.5%
152 West 57th Street, New York, New York 10019
BlackRock, Inc.			537,158	(16)	5.1%
40 East 52nd Street, New York, New York 10022

*	All fractional shares (which were acquired through participation in our Employee Stock Purchase Plan) have been rounded down to the nearest whole share.

**      Current nominees for re-election as a director.

(1)
The amount shown includes 12,500 shares of Common Stock held by Mr. Powell’s wife (of which Mr. Powell disclaims beneficial ownership).  Mr. Powell has sole voting and dispositive power with respect to 1,120,400 shares and shared voting and dispositive power with respect to no shares.  Mr. Powell has no shares under options that are presently exercisable or that are exercisable within 60 days following March 7, 2011.

(2)
The amount shown includes (a) 179,652 shares of Common Stock held by Mr. Speed’s wife (of which Mr. Speed disclaims beneficial ownership), and (b) 14,419 shares of Common Stock held in a trust for the benefit of Mr. Speed’s child (of which Mr. Speed disclaims beneficial ownership).  Mr. Speed has sole voting and dispositive power with respect to 925,472 shares and shared voting and dispositive power with respect to no shares.  Mr. Speed has no shares under options that are presently exercisable or that are exercisable within 60 days following March 7, 2011.

(3)	The amount shown includes 4,464 shares of Common Stock Mr. Beckham has the right to acquire pursuant to options presently exercisable or exercisable within 60 days following March 7, 2011.

(4)	The amount represents less than 1% of the outstanding shares of Common Stock.

(5)	Mr. Simpson has no shares under options that are presently exercisable or that are exercisable within 60 days following March 7, 2011.

(6)	Mr. Elliott has no shares under options that are presently exercisable or that are exercisable within 60 days following March 7, 2011.

(7)
Mr. Hanna has shared voting and dispositive power with respect to 33,300 shares that he beneficially owns.  Of those 33,300 shares (a) 12,300 shares are held of record by Hanna Family Investments LP and (b) 21,000 shares are held of record by Hanna Oil and Gas Company.  Mr. Hanna owns of record 1,500 shares.  Mr. Hanna has no shares under options that are presently exercisable or that are exercisable within 60 days following March 7, 2011.

(8)	The amount shown includes 1,500 shares of Common Stock Mr. Beauchamp has the right to acquire pursuant to options presently exercisable or exercisable within 60 days following March 7, 2011.

(9)	The amount shown includes 6,103 shares of Common Stock Mr. Lewis has the right to acquire pursuant to options presently exercisable or exercisable within 60 days following March 7, 2011.

(10)	The amount shown includes 3,257 shares of Common Stock Mr. Ming has the right to acquire pursuant to options presently exercisable or exercisable within 60 days following March 7, 2011.

(11)	The amount shown includes 8,827 shares of Common Stock Mr. Weindel has the right to acquire pursuant to options presently exercisable or exercisable within 60 days following March 7, 2011.

(12)
The other executive officers are Craig S. Shelly, J. Rodney Mills, Donald B. Weis and Bryce C. Van Kooten.  Mr. Shelly beneficially owns 32,318 shares of Common Stock (including 5,057 shares of Common Stock Mr. Shelly has the right to acquire pursuant to options presently exercisable or exercisable within 60 days following March 7, 2011).  Mr. Mills beneficially owns 27,339 shares of Common Stock (including 3,245 shares of Common Stock Mr. Mills has the right to acquire pursuant to options presently exercisable or exercisable within 60 days following March 7, 2011).  Mr. Weis beneficially owns 35,062 shares of Common Stock (including 7,143 shares of Common Stock Mr. Weis has the right to acquire pursuant to options presently exercisable or exercisable within 60 days following March 7, 2011).  Mr. Van Kooten beneficially owns 28,534 shares of Common Stock (including 7,125 shares of Common Stock Mr. Van Kooten has the right to acquire pursuant to options presently exercisable or exercisable within 60 days following March 7, 2011).

(13)
This information is based solely on a report on Schedule 13G filed with the SEC on February 10, 2011, which indicates that T. Rowe Price Associates, Inc., an investment advisor, has sole voting power with respect to 3,040 shares, shared voting power with respect to no shares, sole dispositive power with respect to all 1,019,240 shares indicated as being beneficially owned by it and shared dispositive power with respect to no shares.  T. Rowe Price Small-Cap Value Fund, Inc., an investment company, has sole voting power with respect to 1,000,000 shares, shared voting power with respect to no shares, sole dispositive power with respect to no shares and shared dispositive power with respect to no shares.  Information is as of December 31, 2010.

(14)
This information is based solely on a report on Schedule 13G filed with the SEC on February 11, 2011, which indicates that Dimensional Fund Advisors LP, an investment advisor, has sole voting power with respect to 826,756 shares, shared voting power with respect to no shares, sole dispositive power with respect to all 846,809 shares as being beneficially owned by it and shared dispositive power with respect to no shares.  Information is as of December 31, 2010.

(15)
This information is based solely on a report on Schedule 13G filed with the SEC on February 11, 2011, which indicates that Donald Smith & Co., Inc., an investment advisor, has sole voting power with respect to 686,786 shares, shared voting power with respect to no shares, sole dispositive power with respect to all 783,786 shares indicated as being beneficially owned by it and shared dispositive power with respect to no shares.  Information is as of December 31, 2010.

(16)
This information is based solely on a report on Schedule 13G filed with the SEC on February 9, 2011, which indicates that BlackRock, Inc., a parent holding company, has sole voting power with respect to all 537,158 shares as being beneficially owned by it, shared voting power with respect to no shares, sole dispositive power with respect to all 537,158 shares as being beneficially owned by it and shared dispositive power with respect to no shares.  Information is as of December 31, 2010.

PROPOSAL ONE:  ELECTION OF DIRECTORS

Our Restated and Amended Certificate of Incorporation provides that there shall be eight directors, subject to increases or decreases in such number by vote of the Board of Directors in accordance with the bylaws, classified into three classes, and that members of the three classes shall be elected to staggered terms of three years each.  In accordance with the current bylaws, the number of directors constituting the entire Board has been decreased to seven.  The Board presently consists of seven persons.

The current term of office of the two Class I directors will expire at the 2011 Annual Meeting and those directors have been nominated for re-election at the meeting for a term expiring at the 2014 Annual Meeting:

Class I
Term Expiring 2014
William H. Hanna
James D. Simpson, III

Proxies may not be voted at the 2011 Annual Meeting for more than two nominees for election as directors.  Each of the nominees has consented to serve if elected and, if elected, will serve until the 2014 Annual Meeting or until his successor is duly elected and qualified.

Class II and Class III directors are currently serving terms expiring in 2012 and 2013, respectively.  Class II directors are Clifton R. Beckham, Terry A. Elliott and Richard B. Beauchamp.  Class III directors are Robert M. Powell and James B. Speed.

All duly submitted and unrevoked proxies will be voted FOR the nominees listed above, unless otherwise instructed.  It is expected that the nominees will be available for election, but if for any unforeseen reason any nominee should decline or be unavailable for election, the persons designated as proxies will have full discretionary authority to vote for another person designated by the Nominating Committee.

Vote Required for Approval

Assuming the presence of a quorum at the Annual Meeting, the nominees who receive a plurality of the votes cast by stockholders present or represented by proxy at the Annual Meeting, and entitled to vote on the election of directors, will be elected as directors.

The Board recommends that the stockholders vote “FOR” the election of the two nominees named above.

Board Leadership Structure

We separate the roles of CEO and Chairman of the Board in recognition of the differences between the two roles. The CEO is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Chairman of the Board provides guidance to the CEO and participates in setting the agenda for Board meetings and presides over meetings of the full Board.  Under our proposed amended and restated bylaws described in Proposal Two below, we have provided for a formal office of CEO and established certain duties of the CEO that were previously reserved to the President and Chairman of the Board.

Although we have no plans to combine the roles in the future, we may do so from time to time, and our proposed amended and restated bylaws recite that the CEO shall be the President unless a separate CEO shall be appointed.

Risk Oversight

Our Board of Directors oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term operational performance and enhance stockholder value.  A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company.  The involvement of the full Board of Directors in evaluating the Company’s business strategy is a key part of its assessment of management’s appetite for risk and also a determining factor of what constitutes an appropriate level of risk for the Company.  The full Board of Directors participates in this annual assessment as we believe that risk oversight is most effective when the full knowledge, experience, and skills of all directors are brought to bear on the complex subject of risk management.

In this process, risk is assessed throughout the business, focusing on three primary areas of risk: financial risk, legal and compliance risk, and operational and strategic risk.  Within those three primary areas of risk, our Board of Directors, with the input of management, has identified specific areas of risk that are pertinent to our business.  Our Board of Directors regularly receives reports and has discussions with management with respect to such areas.  The Board of Directors routinely makes assignments to certain members of management to provide reports and to answer to the Board of Directors with respect to such areas.  Furthermore, our Board of Directors continually engages in discussions at the Board level and with management in an attempt to identify currently unknown risks.

While the full Board of Directors has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management.  For example, the Audit Committee assesses internal controls over financial reporting and, in connection therewith, receives an annual risk assessment report from the Company’s internal auditors.  Additionally, in setting compensation, the Executive Compensation Committee strives to create incentives that encourage a level of risk-taking behavior consistent with the Company’s overall business strategy.

ADDITIONAL INFORMATION REGARDING THE BOARD OF DIRECTORS

Biographical Information

Robert M. Powell.  Mr. Powell has served as Chairman of the Board since 2000, Chief Executive Officer of the Company from 1988 until he retired from that position in January 2007, and as a director since 1983.  He served as President from 1988 to 2002.  Prior to his employment by us, Mr. Powell was employed for 28 years by ABF Freight System, Inc., a national trucking company and a subsidiary of Arkansas Best Corporation.  We believe Mr. Powell's qualifications to serve on our Board of Directors include his extensive knowledge of the trucking industry, including our operations in particular.

James B. Speed.  Mr. Speed has served as a director of the Company since 1989.  Mr. Speed served as Chairman of the Board from 1989 until he retired from that position in 2000.  Prior to his employment by us, Mr. Speed was employed for more than 20 years by ABF Freight System, Inc., a national trucking company and a subsidiary of Arkansas Best Corporation.  We believe Mr. Speed’s qualifications to serve on our Board of Directors also include his extensive knowledge of the trucking industry, including our operations in particular.

Clifton R. Beckham.  Mr. Beckham has served as President, Chief Executive Officer and director since August 9, 2007.  He served as Senior Vice President, Finance from November 2003 to August 9, 2007 and Chief Financial Officer from 2002 to August 10, 2007.  He served as Secretary from 2001 to 2005, as Vice President, Finance from 2002 to 2003, as Treasurer from 2001 to 2002, as Controller from 1999 to 2001 and as Chief Accountant from 1996 to 1999.  Mr. Beckham, a Certified Public Accountant (inactive), began his professional career when he began working for us in 1994.  We believe Mr. Beckham’s qualifications to serve on our Board of Directors include his role as Chief Executive Officer, which allows the Board of Directors to interface directly with management, and his varied service to the Company in many roles since he began working for us.

Terry A. Elliott.  Mr. Elliott has served as a director of the Company since 2003.  Mr. Elliott has chaired the Company’s Audit Committee since 2003 and has been designated the Company’s audit committee financial expert within the meaning of Item 407(d)(5) of Regulation S-K.  He served as Chief Financial Officer of Safe Foods Corporation, a food safety company in North Little Rock, Arkansas, from July 2000 to August 2009 and served as a director of Safe Foods from 2000 to 2003.  Mr. Elliott also was a director of Superior Financial Corporation (the holding company for Superior Federal Bank, F.S.B.) and a member of its Audit Committee from February 2003 until Superior was sold to Arvest Holdings, Inc. in August 2003.  From 1996 to 2000, Mr. Elliott served as the Chief Financial Officer for two unrelated private start-up businesses.  Mr. Elliott is a Certified Public Accountant with over 31 years experience in the areas of accounting, auditing, administration, data processing and corporate development.  Mr. Elliott has also been active in a number of community and civic organizations.  We believe Mr. Elliott’s qualifications to serve on our Board of Directors include his extensive financial experience and his past service on another company’s Audit Committee.

William H. Hanna.  Mr. Hanna has served as a director of the Company since 2005.  Mr. Hanna has been President of Hanna Oil and Gas Company since January 1999.  He has worked in the oil and gas industry since 1983.  Mr. Hanna is also a director of First National Bank of Fort Smith, Arkansas and is a member of their Audit and Loan Review Committees.  Mr. Hanna brings to the Board of Directors demonstrated management ability at senior levels. His position as President of Hanna Oil and Gas Company gives Mr. Hanna critical insights into the operational requirements of a company our size, which we believe qualifies him to serve as a member of our Board of Directors.

Richard B. Beauchamp.  Mr. Beauchamp has served as a director of the Company since 2006.  Mr. Beauchamp is a Certified Public Accountant and has been a General Partner of Norris Taylor & Company, a Certified Public Accounting firm in Fort Smith, Arkansas, since 1980.  He has worked in the accounting profession since 1975.  Mr. Beauchamp is also a director of Weldon, Williams & Lick, Inc., a specialty printing company, the University of Arkansas Fort Smith Foundation and he serves on the boards of several community and civic organizations.  We believe Mr. Beauchamp’s qualifications to serve as a member of our Board of Directors includes his experience as a Certified Public Accountant and years of experience with financial matters.

James D. Simpson, III.  Mr. Simpson has served as a director of the Company since May 5, 2010, when he was elected by the Board of Directors to fill a vacancy resulting from the resignation of former director Joe D. Powers.  Mr. Simpson is an investment banker with Stephens Inc. and has been employed with them since 1969.  Mr. Simpson brings to the Board of Directors in-depth knowledge of the capital and financing markets, and experience in the capital markets for the transportation sector in particular, which we believe allows him to provide critical insights to the other members of the Board of Directors and qualifies him to serve as a member of our Board of Directors.  Mr. Simpson is also a director of various volunteer organizations.

There is no family relationship between any director or executive officer and any other director or executive officer of the Company.

Board Meetings, Director Independence and Committees

Meetings

In 2010, the Board of Directors held seven meetings. During 2010, the Board had a standing Executive Compensation Committee, Audit Committee, Nominating Committee and Nonemployee Director Stock Option Committee.  Each current member of the Board attended at least 75% of the aggregate of all meetings of the Board and of all committees on which he served.  We encourage the members of our Board of Directors to attend our Annual Meetings of Stockholders.  All seven of our then-current directors attended the 2010 Annual Meeting of Stockholders.

Director Independence

In determining the independence of its directors, the Board relies on the standards set forth in Rule 4200(a)(15) of The NASDAQ Stock Market’s listing standards. To be considered independent under that standard, an outside director may not have a direct or indirect material relationship with the Company.  A material relationship is one which impairs or inhibits, or has the potential to impair or inhibit, a director’s exercise of critical and disinterested judgment on behalf of the Company and its stockholders.  In determining whether a material relationship exists, the Board considers, among other things, whether a director is a current or former employee of the Company.  Annually, our General Counsel reviews the Board’s approach to determining director independence and recommends changes as appropriate.

Consistent with these considerations, the Board has determined that all of the directors, with the exception of Robert M. Powell, Clifton R. Beckham and James B. Speed are independent directors.  Messrs. Powell and Beckham are current employees of the Company and Mr. Speed was formerly Chairman of the Board of the Company.  The independent directors met in executive session, without management directors or other representatives of management present, in connection with each quarterly meeting of the Board.

Committees

Executive Compensation Committee.  The purpose of the Executive Compensation Committee is to recommend to the Board matters pertaining to compensation of our executive officers and contributions to our 401(k) Investment Plan.  The Executive Compensation Committee is also responsible for administering the grants of options and other awards to executive officers and other employees under the 2004 Equity Incentive Plan.  Our Executive Compensation Committee’s extensive process for making executive compensation decisions is explained in more detail below.  See “Executive Compensation – Compensation Discussion and Analysis – Procedures.”

The charter for the Executive Compensation Committee, adopted effective January 23, 2008, sets forth the purpose and responsibilities of the Executive Compensation Committee in greater detail.  A copy of the Executive Compensation Committee’s charter is available at our Internet address http://www.usa-truck.com under the “Corporate Governance” tab of the “Investors” menu.

The Executive Compensation Committee met four times during 2010.  Until May 5, 2010, the Executive Compensation Committee was comprised of Joe D. Powers (Chairman), Richard B. Beauchamp and William H. Hanna, each of whom was an independent director.  After May 5, 2010, the date of Mr. Powers’ resignation, the Executive Compensation Committee was comprised of Richard B. Beauchamp (Chairman), William H. Hanna and Terry A. Elliott, each of whom is an independent director.

Audit Committee.  The Audit Committee has primary responsibility for assisting and directing the Board in fulfilling its oversight responsibilities with respect to our auditing, accounting and financial reporting processes.  The Audit Committee’s primary responsibilities include:

•	Monitoring our financial reporting processes and systems of internal controls regarding finance and accounting;

•	Monitoring the independence and performance of our independent registered public accounting firm, and managing the relationship between us and our independent registered public accounting firm; and

•	Providing an avenue of communication among the Board, the independent registered public accounting firm and our management.

The Audit Committee has exclusive power to engage, terminate and set the compensation of our independent registered public accounting firm.  The Audit Committee also evaluates and makes recommendations to the full Board with respect to all related-party transactions and other transactions representing actual or potential conflicts of interest, and reviews all such transactions at least annually.  The Board has adopted a written charter for the Audit Committee, which sets forth the purpose and responsibilities of the Audit Committee in greater detail.  A copy of the Audit Committee’s charter as amended effective October 17, 2007, is available at our Internet address http://www.usa-truck.com under the “Corporate Governance” tab of the “Investors” menu.

The Audit Committee met eleven times during 2010.  Until May 5, 2010, the Audit Committee was comprised of Terry A. Elliott (Chairman), Joe D. Powers and Richard B. Beauchamp.  After May 5, 2010, the date of Mr. Powers’ resignation, the Audit Committee was comprised of Terry A. Elliott (Chairman), Richard B. Beauchamp and William H. Hanna.  The Board has determined that Terry A. Elliott is an audit committee financial expert, as defined in Item 407(d)(5)(ii) of Regulation S-K and meets the independence and financial sophistication requirements set forth in Rule 4350(d)(2)(A) of The NASDAQ Stock Market’s listing standards.

All of the members who served on the Audit Committee during 2010 were independent as defined by Rule 4200(a)(15) of The NASDAQ Stock Market’s listing standards and meet the independence and other requirements set forth for audit committee members in Rule 4350(d)(2)(A) of those listing standards.  See “Report of Audit Committee.”

Nominating Committee.  The Nominating Committee is currently composed of all Board members.  If the stockholders approve the amendments to the bylaws contained in Proposal Two described below, then the Board will establish a separate Nominating and Corporate Governance Committee that will be comprised solely of independent directors.  The independent directors of the Nominating and Corporate Governance Committee will have responsibility to (a) recommend to the full Board corporate governance guidelines applicable to the Company, (b) lead the Board in its annual review of the Board’s performance, (c) identify individuals qualified to become Board members consistent with criteria approved by the Nominating and Corporate Governance Committee of the Board, and (d) perform such other functions as are customarily performed by nominating and corporate governance committees.

The Board met twice during 2010 in its capacity as the Nominating Committee to elect nominees for reelection as directors at the 2010 Annual Meeting and to nominate James D. Simpson for election as a new board member.  In accordance with the Nominating Committee’s charter, in order to be considered a Nominating Committee nominee, a person’s (including an incumbent director’s) nomination must be approved by both the vote of a majority of a quorum of the full Nominating Committee and the vote of a majority of the directors then serving on the Nominating Committee who are independent directors as defined in Rule 4200(a)(15) of The NASDAQ Stock Market’s listing standards.  The vote of such independent directors must be taken by unanimous written consent or at a meeting in executive session, without the presence of the other members of the Nominating Committee.

The Nominating Committee’s policy with regard to considering director candidates recommended by stockholders is set forth in detail in the Nominating Committee charter.  Under the Nominating Committee charter and our current bylaws, any stockholder of the Company who is the record or beneficial owner of at least 1% or $1,000 in market value of the shares of stock entitled to be voted at our next annual meeting, and who has held such shares for at least one year, may recommend to the Nominating Committee for consideration as a director nominee any person who meets certain minimum qualifications, which are described below and which are listed in the Nominating Committee charter.  Stockholders must submit such recommendations in the manner and by the dates specified for stockholder nominations in our current bylaws.  The Nominating Committee will evaluate any stockholder recommendations pursuant to the same procedures that it follows in connection with consideration of recommendations received from any other source.

Whenever a determination has been made that it is necessary to nominate one or more persons, in addition to incumbent directors, the Nominating Committee will have primary authority for identifying persons who meet certain minimum qualifications and who otherwise have the experience and abilities necessary to serve as effective members of the Board.  The Nominating Committee may delegate this identification function to one or more of its members.  In performing this function, the Nominating Committee may rely on such resources as it deems appropriate, including without limitation, recommendations from our management, from our incumbent directors, from third parties or from stockholders.  In addition, the Nominating Committee may, at our expense, engage the services of professional search firms or other consultants or advisers and may pay them such fees as the Nominating Committee shall determine to be reasonable and appropriate.

Each nominee must be at least twenty-one years of age at the time of his or her election as a director and must meet such other minimum qualifications as may be set forth from time to time in our current bylaws.  In addition to such minimum requirements, each nominee must, unless waived by the Nominating Committee and by the independent directors serving on the Nominating Committee, have a bachelor’s degree from an accredited U.S. college or university, or a corresponding degree from a foreign educational institution, have at least ten years of experience in a business or profession (which need not be the truckload or other transportation industry) that, in the opinion of the Nominating Committee, provides the proposed nominee with such experience as will enable him or her to serve as an effective member of the Board, and have no relationship with us or other circumstances that would be likely to create a conflict of interest or otherwise interfere with the exercise by such person of impartial judgment in his or her capacity as a director.  Finally, in identifying and selecting persons for consideration as nominees, the Nominating Committee will consider the rules and regulations of the Securities and Exchange Commission and The NASDAQ Stock Market (or such other stock exchange or stock market on which our securities may be listed or traded from time to time) regarding the composition of the Board and the qualifications of its members.

The Nominating Committee may take such actions as it deems appropriate to evaluate whether each person who has been recommended or proposed for approval as a nominee meets the minimum qualifications, as described above, and set forth in the Nominating Committee charter, and otherwise has the experience and abilities necessary to be an effective member of the Board.  These procedures may include at least one personal interview of the candidate by the Nominating Committee, discussions with qualified representatives of companies or firms by which the candidate is or has previously been employed or on whose boards of directors the candidate is serving or has previously served, or with such other persons as the Nominating Committee deems appropriate to rely upon as references for the candidate, and completion of a questionnaire regarding the candidate’s prior employment and service on boards of directors, criminal convictions or sanctions and other matters deemed appropriate by the Nominating Committee.

It is generally the policy of the Nominating Committee to consider stockholder recommendations of proposed director nominees if such recommendations are serious and timely received.  To be timely under our current bylaws, recommendations must be received in writing at our principal executive offices, 3200 Industrial Park Road, Van Buren, Arkansas 72956, no later than 120 days prior to the date of our proxy statement released to stockholders in connection with the previous year’s annual meeting.  For the 2012 annual meeting, the deadline for receiving stockholder recommendations under our current bylaws for proposed director nominees is December 7, 2011.  Under our proposed amended and restated bylaws described in Proposal Two, the deadline for receiving stockholder recommendations is no earlier than January 5, 2012 and no later than February 4, 2012.  In addition, any stockholder director nominee recommendation must include the following information under our current bylaws:

•	the proposed nominee’s name, age, business address and residence address;

•	the proposed nominee’s principal occupation or employment and business experience;

•	the proposed nominee’s educational background;

•	the class and number of shares of stock of the Company owned by the proposed nominee;

•
such other information as is required to be disclosed in solicitations of proxies with respect to nominees for election as directors pursuant to Regulation 14A under the Securities Exchange Act of 1934;

•	the nominating stockholder’s name and address, as they appear on the Company’s books; and,

•	the class and number of shares of stock of the Company beneficially owned by the nominating stockholder and the date or dates of acquisition thereof.

Please refer to Proposal Two below for a discussion of certain proposed amendments to our bylaws that, if approved by the stockholders, would change the provisions of our bylaws relating to stockholder nominations for directors.

Criteria and Diversity

In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, including candidates recommended by stockholders, the Nominating Committee will apply criteria to include the candidate’s integrity, business acumen, age, experience, commitment, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The value of diversity on the Board will be considered by the Nominating Committee in the director identification and nomination process. The Committee seeks nominees with a broad diversity of experience, professions, skills, geographic representation and backgrounds. The Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Company believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.  We assess the effectiveness of our policies and practices on Board diversity in connection with assessing the effectiveness of our Board of Directors as a whole.  Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

In order to be considered by the Board, any candidate proposed by one or more stockholders will be required to submit appropriate biographical and other information equivalent to that required of all other director candidates.

The Nominating Committee charter is available at our Internet address http://www.usa-truck.com under the “Corporate Governance” tab of the “Investors” menu.

Nonemployee Directors Stock Option Committee.  The Nonemployee Directors Stock Option Committee, which did not meet in 2010, is currently composed of Robert M. Powell (Chairman) and Clifton R. Beckham.

The Nonemployee Directors Stock Option Committee is responsible for administering the grants of stock options and other awards to nonemployee directors under the 2004 Equity Incentive Plan.

PROPOSAL TWO:  AMEND THE COMPANY’S BYLAWS

Over the last year, the Board has undertaken a comprehensive review of the corporate governance structure of the Company, including a substantive review of the bylaws of the Company.  After due consideration, on January 26, 2011, the Board voted (i) to recommend to the stockholders for their approval certain changes to the bylaws that require stockholder approval; and, (ii) to adopt amended and restated bylaws promptly following the 2011 stockholders meeting, with such amendment and restatement to include both the changes to the bylaws that require stockholder approval, if approval is so granted, and other changes adopted by the Board.

If the stockholders approve the amendments to the bylaws that require stockholder approval, such amendments will be included in the amended and restated bylaws along with the amendments that are within the Board's authority to enact without stockholder approval.  If the stockholders do not approve the amendments to the bylaws that require their approval, the Board intends to adopt the amendments to the bylaws eligible to be adopted by the Board without stockholder approval.  In no event will the Board amend without stockholder approval any provisions that require stockholder approval.  A description of the changes to the bylaws that requires stockholder approval follows under the caption titled “Changes to bylaws requiring stockholder approval.”  Following such description of the changes to the bylaws that require stockholder approval is a description of the changes to the bylaws that are in the discretion of the Board that are planned to become effective after the stockholders' meeting under the caption titled “Changes to bylaws not requiring stockholder approval.”

Changes to bylaws requiring stockholder approval

The changes described in more detail below that require stockholder approval include the following:

•	Adjusting the ownership threshold by which actions can be taken by our stockholders without a meeting.

•	Extending the deadlines to permit stockholders additional time to submit proposals.

•	Setting forth in more detail information that will be required in connection with stockholder proposals.

•	Updating the eligibility standards for stockholders eligible to submit nominations for directors.

•	Providing that nominations for directors will be made by a Nominating and Corporate Governance Committee, rather than the entire Board.

•	Providing that the Board will be able to make amendments to these sections in the future in order to keep pace with the development of corporate governance best practices.

The following discussion describes such changes in more detail and provides at the end of each topic a cross reference to the applicable sections of our bylaws that are the subject of the discussion.  The discussion does not purport to be complete and cover all aspects in which the Company’s governance or bylaws would differ from the governance provisions or bylaws currently in effect.  For complete information, you should read the full text of the proposed form of amended and restated bylaws attached to this Proxy Statement as Annex A and the marked comparison between the proposed form of amended and restated bylaws and the current bylaws of the Company attached to this Proxy Statement as Annex B.

Stockholder Action Without Meeting

Our current bylaws require that the owners of two-thirds of our outstanding shares must approve any action by stockholders without a meeting in order for such action to be effective.  We are proposing that the ownership threshold needed for the stockholders to take an action without a meeting be tied to the applicable legal requirements in effect from time-to-time rather than a pre-established percentage.  The Board believes that a threshold that automatically adjusts to the applicable legal requirements gives the stockholders of the Company additional flexibility to take such actions that the stockholders may desire to take from time-to-time.  (See Section 11 of Article II of our current bylaws and Section 13 of Article II of our proposed amended and restated bylaws).

Stockholder Proposals and Nominations of Directors

Our Board believes that detailed and clearly stated stockholder proposal requirements are beneficial to both our stockholders and to our Board in planning for and administering meetings of our stockholders. In addition, they help our stockholders to better understand the process that must be followed in order to comply with the applicable provisions of our bylaws when submitting proposals for a stockholder meeting, and they enable the Board to better plan for such meetings and inform stockholders prior to the meeting of the business to be conducted. We believe the increased clarity and specificity of these procedures that we are proposing in the amendments will help to set the stockholders’ expectations for such meetings and better prepare the stockholders for such meetings.

Stockholders should be aware that the advance notice provisions of the proposed amended and restated bylaws will require any stockholder who desires to bring business before a meeting or nominate a director to provide additional, more detailed information than is required in our current bylaws and will preclude the conduct of business at a particular meeting if the advance notice procedures are not followed correctly. As a result, a stockholder nomination or proposal that is not made in compliance with the amended and restated bylaws could be delayed to a subsequent meeting.  In order to ensure that the advance notice requirements in our bylaws are clear and sufficiently detailed to result in the desired benefits of such requirements, our Board approved a number of revisions to the advance notice requirements that are discussed below.

Extension of Deadlines to Permit Stockholders Additional Time to Submit Proposals

The bylaw amendments provide stockholders additional time to submit proposals or nominations by extending some of the deadlines for submitting a proposal of business or nomination. These deadline extensions will allow our stockholders to have a greater amount of time to consider appropriate business proposals or nominations that they desire to bring before a meeting and to comply with the applicable provisions of our bylaws in submitting such proposals. More specifically, the bylaw amendments will, among other things:

•
Change the deadline for stockholder proposals for an annual meeting to a range of ninety to one-hundred and twenty days prior to the anniversary date of the immediately preceding annual meeting of stockholders (as opposed to the shorter deadline of not less than one-hundred and twenty days prior to the date of the Company's proxy statement released stockholders in connection with the annual meeting held in the immediately preceding year).

•
Provide that in the event that the annual meeting is called for a date that is not within twenty-five days before or after the anniversary date of the preceding meeting, notice by the stockholder in order to be timely must be received not later than the close of business on the tenth day following the first day on which such notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting otherwise was made, whichever occurs first.

•
Change the deadline in the case of a special meeting of stockholders called for the purpose of electing directors to require that notice by the stockholder must be received by the Company not later than the close of business on the tenth day following the first day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting otherwise was made, whichever first occurs (as opposed to the potentially longer current period of not less than thirty days nor more than seventy-five days prior to the meeting date specified in the notice of such meeting; provided, however, that in the event that less than forty days' notice or prior public disclosure of the date of a special meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the special meeting was mailed or such public disclosure was made.)

(See Section 13(c) of Article II of our current bylaws and Sections 5 and 6 of Article II of our proposed amended and restated bylaws).

Description of Information that will be Required in Connection with Stockholder Proposals

Both our current bylaws and the proposed amended and restated bylaws require that stockholders making proposals provide information about the stockholder making the proposal, and in the case of a proposal relating to a director nomination, information relating to the director nominee.  Our proposed amended and restated bylaws clarify and expand on the specific information that will be required to be provided as discussed in the following three paragraphs.

Under our current bylaws, when a stockholder submits a proposal for a nomination for election to our Board, such stockholder is required to provide basic information about the background and experience of the nominee in order to determine, among other things, whether such nominee is qualified to serve as a member of our Board. Section 6 of the amended and restated bylaws clarifies that in addition to this information, stockholders are required to now also provide with respect to the director nominee: (i) the name of each nominee holder of shares of all stock of the Company owned beneficially but not of record by such person or any affiliates or associates of such person, and the number of such shares of stock of the Company held by each such nominee holder, (ii) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest, or other transaction has been entered into by or on behalf of such person, or any affiliates or associates of such person, with respect to stock of the Company, and (iii) whether and the extent to which any other transaction, agreement, arrangement, or understanding (including any short position or any borrowing or lending of shares of stock of the Company) has been made by or on behalf of such person, or any affiliates or associates of such person, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk or benefit of stock price changes for, such person, or any affiliates or associates of such person, or to increase or decrease the voting power or pecuniary or economic interest of such person, or any affiliates or associates of such person, with respect to stock of the Company.

Additionally, stockholders making such nomination will now be required to provide the following information about themselves:  (i) the name and address of such person, (ii) (A) the class or series and number of all shares of stock of the Company that are owned beneficially or of record by such person and any affiliates or associates of such person, (B) the name of each nominee holder of shares of all stock of the Company owned beneficially but not of record by such person or any affiliates or associates of such person, and the number of such shares of stock of the Company held by each such nominee holder, (C) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of such person, or any affiliates or associates of such person, with respect to stock of the Company, and (D) whether and the extent to which any other transaction, agreement, arrangement, or understanding (including any short position or any borrowing or lending of shares of stock of the Company) has been made by or on behalf of such person, or any affiliates or associates of such person, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk, or benefit of stock price changes for, such person, or any affiliates or associates of such person, or to increase or decrease the voting power or pecuniary or economic interest of such person, or any affiliates or associates of such person, with respect to stock of the Company, (iii) a description of all agreements, arrangements, or understandings (whether written or oral) between or among such person, or any affiliates or associates of such person, and any other person or persons (including their names) in connection with the proposal of such business and any material interest of such person or any affiliates or associates of such person, in such business, including any anticipated benefit therefrom to such person, or any affiliates or associates of such person, (iv) a representation that the stockholder giving notice intends to appear in person or by proxy at the annual meeting to bring such business before the annual meeting, and (v) any other information relating to such person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies by such person with respect to the proposed business to be brought by such person before the annual meeting pursuant to Section 14 of the Securities Exchange Act of 1934, as amended.

Furthermore, under the revised bylaws, a stockholder providing notice of business proposed to be brought before an annual meeting will be required to update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for determining the stockholders entitled to receive notice of the annual meeting and such update and supplement shall be delivered to or be mailed and received by the Secretary at the principal executive offices of the Company not later than five (5) business days after the record date for determining the stockholders entitled to receive notice of the annual meeting.  (See Section 13(c) of Article II of our current bylaws and Sections 5 and 6 of Article II of our proposed amended and restated bylaws).

Stockholders Eligible to Submit Nominations for Directors

Currently, our bylaws state that nominations of individuals for election to the Board of the Company at an annual meeting of stockholders may be made by any stockholder of the Company entitled to vote for the election of directors at that meeting who is the record or beneficial owner of at least one percent (1%) or One Thousand Dollars ($1,000) in market value of the shares of stock entitled to be voted at the meeting and has held such shares for at least one year.

Under our revised bylaws, stockholders entitled to submit nominations include any stockholder that is entitled to vote at the meeting and meets the requirements set forth in Rule 14a-8(b)(1) under the Exchange Act as in effect from time to time (or any successor law, rule, or regulation).  Under current Rule 14a-8(b)(1), in order to be eligible to submit a proposal, stockholders must have continuously held at least Two Thousand Dollars ($2,000) in market value, or one percent (1%), of the Company's securities entitled to be voted on the proposal at the meeting for at least one year by the date the stockholder submits the proposal and must continue to hold those securities through the date of the meeting.

The Board believes that conforming the bylaws to current law is in the best interests of the Company as (i) the thresholds will automatically adjust in accordance with changes in applicable law; and, (ii) it ensures that the Company's standards do not provide for a lower or higher threshold than those required by law.  (See Section 13(a) of Article II of our current bylaws and Section 6 of Article II of our proposed amended and restated bylaws).

Nominating and Corporate Governance Committee of the Board

Under the current bylaws, the whole Board, comprised of a majority of independent directors, acts as a nominating committee for selecting the management nominees for election as directors.  Under the revised bylaws, nominations of persons for election to the Board will be made at the direction of the Board or any duly authorized committee thereof.  The Board has recommended the establishment of a separate Nominating and Corporate Governance Committee that would be comprised solely of independent directors.  The independent directors of the Nominating and Corporate Governance Committee would have responsibility to (a) recommend to the full Board corporate governance guidelines applicable to the Company, (b) lead the Board in its annual review of the Board’s performance, (c) identify individuals qualified to become Board members consistent with criteria approved by the Nominating and Corporate Governance Committee of the Board, and, (d) perform such other functions as are customarily performed by nominating and corporate governance committees.  (See Section 13(a) of Article II of our current bylaws and Section 3 of Article III of our proposed amended and restated bylaws).

Future Amendments by the Board to the Bylaws Regarding Stockholder Proposals

While amendments to Section 13 of Article II of the current bylaws (the section dealing with stockholder proposals) require stockholder approval, any future amendments to Sections 5 and 6 of Article II of the amended and restated bylaws (the revised sections dealing with stockholder approvals) will not require stockholder approval.  In order to enable the Board and its committees to make changes they deem appropriate to stay current with respect to corporate governance best practices, our Board believes its committees require greater flexibility than is currently provided by the two-thirds supermajority voting requirement for amendments to Section 13 of Article II of the current bylaws.  The Board believes stockholder supermajority voting requirements for amendments to the bylaws with respect to this subject area is not standard for most companies and is not a best practice in that such a voting requirement may impede the Company and the Board from responding to corporate governance developments and best practices, which is not desirable. As an example, the Board's desire to establish a corporate governance and nominating committee of independent directors requires bylaw amendment and stockholder approval, however, the Board is unable to amend Section 13 of Article II of the current bylaws without approval of two-thirds of the Company’s stockholders. Approval of these amendments to the bylaws will result in the Board being able to amend Sections 5 and 6 of Article II of the amended and restated bylaws (which are the successor sections to Section 13 of Article II of the current bylaws) without any approval of the stockholders.  The Board, after considering that the stockholders will retain the ability to amend the bylaws at any regular or special meeting of the stockholders, felt that removing these items from the list of sections that require stockholder approval maintains a proper balance between the Board's need to quickly react to an ever increasing pace of corporate governance changes and the stockholders' desire to maintain their influence in the governance of the Company.  (See Article XI of our current bylaws and our proposed amended and restated bylaws).

Qualification of Directors

Our current bylaws state that each director shall be at least 21 years of age and that directors need not be stockholders of the Company.  Under our proposed amended and restated bylaws, directors must meet the qualifications set from time-to-time by the Nominating and Corporate Governance Committee of the Board or any successor committee or committees organized by the Board.  Flexibility to establish standards allows the Board to seek qualified advisors that will most effectively help the Company achieve its goals.

Furthermore, our proposed amended and restated bylaws clarify that nominations for persons for election to the Board may be made at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors, (a) by or at the direction of the Board (or any duly authorized committee thereof) or (b) by any qualified stockholder of the Company who complies with the notice procedures set forth in Section 6 of Article II of the amended and restated bylaws.

Under both our current bylaws and our amended and restated bylaws, in any election of directors, the persons receiving a plurality of the votes cast, up to the number of directors to be elected in such election, shall be deemed elected.  (See Section 2 of Article III of the current bylaws and Section 3 of Article III of our proposed amended and restated bylaws).

Changes to bylaws not requiring stockholder approval

In addition to the sections above that require stockholder approval in order to be amended, after the meeting of stockholders, the Board intends to adopt additional amendments to the bylaws and to restate the bylaws in accordance with such amendments.  A full version of the amended and restated bylaws is attached to this Proxy Statement as Annex A and a marked copy showing changes from the current version of the bylaws is attached to this Proxy Statement as Annex B.

While the changes set forth in this section do not require stockholder approval for the Board to adopt, the Board would like to provide the proposed changes to the stockholders as they consider the changes to the sections that do require their approval so they can make an informed decision based on the totality of the Board's desired changes.  With that background in mind, the areas in which the Board has proposed changes include the following:

•
Providing for a formal office of Chief Executive Officer and setting forth certain duties of the Chief Executive Officer that were previously reserved to the President and Chairman of the Board.  (Article II, Section 3; Article V, Sections 1, 3, 5, 6, and 7).

•
Clarification regarding how abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of a business.  (Article II, Sections 7 and 11).

•	Setting forth the organization of the Board meetings and the order of the presiding officers at Board meetings. (Article III, Section 9).

•	Providing more certainty regarding indemnification of officers and directors prompted by legal developments and evolving corporate standards. (Article VI).

•	Various "housekeeping" changes relating to corporate records. (Article V, Section10; Article VII, Sections 1, 2, 4, 5, and 6).

•
Inserting a forum clause stating that the proper forum for "internal" corporate disputes shall be in Delaware, the Company's state of incorporation and where the Company believes that the corporate law is the most developed, which may have the effect of cutting down on legal uncertainties and additional costs of litigation resulting from such uncertainties.

    While no other changes are currently contemplated, the Board reserves the right to make changes to the sections of the bylaws discussed in this subsection and to make any other changes that are within the Board's authority.

Accordingly, we are asking our stockholders to approve the following resolution in respect of this Proposal TWO:

“RESOLVED, that the stockholders approve certain changes to the bylaws of the Company as disclosed on pages 9 to 14 in the Proxy Statement relating to the Company’s Annual Meeting of Stockholders to be held on May 4, 2011.”

     The Board recommends a vote "FOR" Proposal TWO.  Such proposal will pass only upon the affirmative vote of at least two-thirds of the stock of the Company issued and outstanding and entitled to vote.

PROPOSAL THREE:  ADVISORY AND NON-BINDING VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934 (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act and the related rules of the Securities and Exchange Commission), we are including in this proxy statement a separate resolution, subject to stockholder vote, to approve, in a non-binding vote, the compensation of our Named Executive Officers as disclosed on pages 17 to 31.

As described in more detail below in the Compensation Discussion and Analysis section of this proxy statement, the Compensation Committee has structured our executive compensation program to achieve the following key objectives:

Objective	How Our Executive Compensation Program Achieves This Objective
Align compensation with our business objectives and the interests of our stockholders.
• We incorporate cash and equity compensation components into our plan to provide incentives for short-term and long-term objectives.
    o Annual cash incentives based on targets with objective, measurable criteria keep management focused on near-term results.  Caps on cash awards are built into our plan design.
    o The equity compensation component, which contains vesting requirements, is designed to align our management compensation with longer-term increases in stockholder value and expose the holder to the risk of downward stock prices and volatility.

Encourage and reward high levels of performance.
• We attempt to keep base salaries relatively low and weight overall compensation toward incentive cash and equity-based compensation that rewards high levels of performance.

• A substantial portion of the total cash compensation component is in the form of a performance-based annual incentive that allows our Named Executive Officers to achieve up to 100% of salary by exceeding the performance targets.

Recognize and reward the achievement of corporate goals.
• Annual management bonuses for each of our Named Executive Officers are based on return on capital, earnings per share, and other Company-wide productivity objectives critical to our mission such as base revenue per employee per week, on-time customer service, accidents per million miles, paid miles per gallon of fuel, and driver team members lost per week, rather than individual or departmental targets, to ensure cooperation and shared incentives to reach corporate goals.

Attract and retain executive officers who contribute to our long-term success.
• We review publicly available data regarding all elements of compensation paid by trucking companies with similar size or operations to ensure we are competitive.

• Emphasis on share-based compensation that is linked to achievement of specified performance goals and appreciation in the market price of our Common Stock, and which is also subject to multi-year vesting requirements, is intended to promote long-term ownership.

• We have a relatively young management team compared to our peers and believe that structuring a large variable component into their compensation that is share-based has retention benefits.

    We urge stockholders to read the Compensation Discussion and Analysis beginning on page 17 of this Proxy Statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and other related compensation tables and narrative, appearing on pages 17 through 32, which provide detailed information on the compensation of our Named Executive Officers.  The Compensation Committee and the Board believe that the policies and procedures articulated in the Compensation Discussion and Analysis are effective in achieving our goals.

Accordingly, we are asking our stockholders to approve, in an advisory and non-binding vote, the following resolution in respect of this Proposal THREE:

“RESOLVED, that the stockholders approve, in an advisory and non-binding vote, the compensation of the Company’s Named Executive Officers as disclosed in the Proxy Statement relating to the Company’s Annual Meeting of Stockholders to be held on May 4, 2011.”

The Board recommends a vote "FOR" Proposal THREE.

PROPOSAL FOUR:  ADVISORY AND NON-BINDING VOTE ON FREQUENCY OF VOTE REGARDING EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934 (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act and the related rules of the Securities and Exchange Commission), we are including in this Proxy Statement a separate resolution to request our stockholders to recommend, in a non-binding vote, whether a non-binding stockholder vote to approve the compensation of our Named Executive Officers (that is, a vote similar to the non-binding vote in Proposal THREE on page 14) should occur every one, two or three years.

In considering their vote, stockholders may wish to carefully review the information presented in connection with Proposal THREE on page 14 and the information regarding our compensation policies and decisions regarding our Named Executive Officers presented in Compensation Discussion and Analysis on pages 17 to 31.

We believe a three-year frequency is most consistent with our approach to compensation. Our reasons include our beliefs that:

•
an effective compensation program should incentivize performance over the short- and long-term — for example, some of our performance-based awards are tied directly to significant long-term earnings per share growth over a sustained period;

•
a three-year advisory vote cycle gives our Board sufficient time to thoughtfully consider the results of the advisory vote regarding Named Executive Officer compensation and to implement any desired changes to our Named Executive Officer compensation policies and procedures; and

•
a three-year advisory vote cycle will provide our stockholders sufficient time to evaluate the effectiveness of our short- and long-term Named Executive Officer compensation strategies and our related performance.

Accordingly, we are asking our stockholders to approve, in an advisory and non-binding vote, the following resolution in respect of this Proposal FOUR:

“RESOLVED, that the stockholders be requested to recommend, in an advisory and non-binding vote, whether to approve the compensation of the Company’s Named Executive Officers every one, two or three years.”

The Board recommends you vote “three years” with respect to the frequency of a non-binding stockholder vote to approve the compensation of our Named Executive Officers in respect to this Proposal FOUR.  The voting frequency option that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders. However, because this vote is advisory and not binding on the Board or the Company in any way, the Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.

EXECUTIVE OFFICERS

Our executive officers are Robert M. Powell, Clifton R. Beckham, Garry R. Lewis, Michael R. Weindel, Jr., J. Rodney Mills, Darron R. Ming, Craig S. Shelly, Bryce C. Van Kooten and Donald B. Weis.  Biographical information for Mr. Powell and Mr. Beckham is set forth under the heading “Additional Information Regarding the Board of Directors – Biographical Information” above.

Garry R. Lewis.  Mr. Lewis, 65, has served as Executive Vice President and Chief Operating Officer since January 2008.  He served as Senior Vice President, Operations from November 2003 to January 2008.  He served as Vice President, Operations from 2002 to 2003 and as Director of Operations from 1986 to 2002.  Prior to his employment by us, Mr. Lewis was employed by ABF Freight System, Inc. and its various subsidiaries for 13 years.

J. Rodney Mills.  Mr. Mills, 46, has served as Vice President, Safety and General Counsel since October 2006, Corporate Counsel from June 2004 to October 2006 and was elected Secretary in May 2005.  Prior to employment with us, Mr. Mills was a partner in a Fort Smith, Arkansas law firm, Hardin, Jesson, and Terry, PLLC, where he had provided legal representation to us since 1990.

Darron R. Ming.  Mr. Ming, 36, has served as Vice President, Finance since 2005 and Chief Financial Officer since August 2007.  He served as Controller from 2001 to July 2007 and Treasurer from July 2007 to July 2009.  He joined the Company in 2000 as Accounting Manager.  Prior to joining the Company, Mr. Ming was employed at the Sparks Medical Foundation as Accounting Manager.  Mr. Ming is a Certified Public Accountant.

Craig S. Shelly.  Mr. Shelly, 35, has served as Vice President, Corporate Strategy since August 2007.  He served as Treasurer from 2002 to July 2007.  He joined the Company in 2000 as Assistant Treasurer.  Prior to joining the Company, Mr. Shelly was employed at Edward D. Jones & Co. as a licensed securities broker.  Mr. Shelly is a Certified Public Accountant and a Certified Treasury Professional.

Michael R. Weindel, Jr.  Mr. Weindel, 42, has served as Vice President, People since May 2008.  He served as Vice President, Human Resources, Recruiting and Training from January 2005 to May 2008.  He served as Director, Human Resources, Recruiting and Training from 2003 to 2005, as Director of Purchasing from 2002 to 2003 and as Director of Human Resources from 1997 to 2002.  Mr. Weindel has worked for us since 1991.

Bryce C. Van Kooten.  Mr. Van Kooten, 42, has served as Vice President, Sales since 2003.  Mr. Van Kooten has over 13  years of service with the Company during which he also served as Director, Business Development and Training and as an Account Executive.

Donald B. Weis. Mr. Weis, 40, has served as Vice President, Operations since May 2010.  He has served as Vice President, Human Resources, Director, Operations and Vice President Customer Service.  Mr. Weis has extensive experience in the Company including eight years of field management in our terminal network.

All of our executive officers are elected annually by the Board for such term as may be prescribed by the Board and until such person’s successor shall have been elected and shall qualify, or until such person’s death, resignation, or removal in the manner provided under our bylaws.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

Our Executive Compensation Committee has responsibility for decisions regarding the compensation of our executive management team, and for ensuring that those decisions are consistent with our compensation philosophy and objectives.  This Compensation Discussion and Analysis explains our compensation policies and practices relating to the compensation of the officers listed in the Summary Compensation Table, below, who are sometimes collectively referred to as the “Named Executive Officers.”  The Named Executive Officers include our Chief Executive Officer (“CEO”), our Chief Financial Officer and our three other most highly-compensated executive officers who were serving at December 31, 2010.

Philosophy and Objectives

The objectives of our executive compensation program are to (i) align compensation with our business objectives and the interests of our stockholders, (ii) encourage and reward high levels of performance, (iii) recognize and reward the achievement of corporate goals, and (iv) attract and retain executive officers who contribute to our long-term success.  We incorporate compensation components designed to achieve those objectives in the short term and the long term.  A substantial portion of the cash compensation component is in the form of a performance-based annual incentive, which keeps management focused on near-term results.  The equity compensation component, which contains vesting requirements, is designed to align our management compensation with longer-term increases in stockholder value.  Consistent with our culture of cost control and high level of performance, the Executive Compensation Committee historically has attempted to keep base salaries relatively low and weight overall compensation toward incentive cash and equity-based compensation.  This balance between salaries and performance-based cash and equity awards reflects our commitment to placing a meaningful portion of our executive officers’ compensation at risk by linking it to achievement of specified performance goals and appreciation in the market price of our Common Stock.  While annual cash incentives play an important role in the Company’s executive compensation program, overweighting this form of compensation can encourage strategies and risks that may not correlate with the long-term best interests of the Company.  The Executive Compensation Committee strives to mitigate potential risk relating to the short-term nature of our annual incentive plan through a mix of financial metrics, which provide checks and balances, as well as through the caps on cash awards built into the plan design.  We emphasize share-based compensation to promote long-term ownership, long-term stockholder perspective and responsible practices, encouraging significant and sustainable performance over the longer term.  The Executive Compensation Committee believes that our compensation plans and practices will reward executive officers for their contributions to our success and provide incentives to them to continue performing services for us to the best of their abilities.

In making decisions regarding an executive’s total compensation, the Executive Compensation Committee considers whether the total compensation is (i) fair and reasonable to us, (ii) internally appropriate based upon our culture and the compensation of our other employees, and (iii) within a reasonable range of the compensation afforded by other opportunities.  The Executive Compensation Committee also bases its decisions regarding compensation upon its assessment of the executive’s leadership, integrity, individual performance, years of experience, skill set, level of commitment and responsibility required in the position, contributions to our financial success, the creation of stockholder value, and current and past compensation.  In determining the mix of compensation elements, the Executive Compensation Committee considers the effect of each element in relation to total compensation.  The Executive Compensation Committee specifically considers whether each particular element provides an appropriate incentive and reward for performance that sustains and enhances long-term stockholder value.  In determining whether to increase or decrease an element of compensation, we rely upon the business experience of the members of the Executive Compensation Committee, the Executive Compensation Committee’s general understanding of compensation levels at public companies, and the historical compensation levels of the executive officers, and, with respect to executives other than the CEO, we consider the recommendations of the CEO.  We generally do not rely on rigid formulas (other than performance measures under our annual cash bonus program) or short-term changes in business performance when setting compensation.

Procedures

In making decisions regarding the compensation of our executive officers, the Executive Compensation Committee utilizes an extensive process for evaluating the performance of the Company and individual executive officers in making compensation decisions.  The key elements of that process are as follows:

•	The Committee receives and reviews a report from our President and CEO containing:

o
A summary and analysis of publicly available data regarding all elements of compensation paid by the following publicly held trucking companies whose size and/or operations are similar to ours: Celadon Group, Inc., Covenant Transportation Group, Inc., Heartland Express, Inc., Marten Transport, Ltd. and P.A.M. Transportation Services, Inc.

o
A comparison of our financial performance in measures such as revenue and earnings per share growth, cost of capital, return on capital, economic value added, returns on equity and assets, share price growth and market capitalization growth compared with the financial performance of the following well established, publicly held trucking companies of various sizes: Celadon Group, Inc., Covenant Transportation Group, Inc., Heartland Express, Inc., Marten Transport, Ltd. and P.A.M. Transportation Services, Inc.

o
A comparison, based on several measures, of our operating performance to the operating performance of the following publicly held trucking companies: Celadon Group, Inc., Covenant Transportation Group, Inc., Heartland Express, Inc., Marten Transport, Ltd. and P.A.M. Transportation Services, Inc.

o	An internal pay equity analysis comparing the base salaries and potential cash incentive compensation available to various levels of our management, including our President and CEO.

o
An evaluation by our President and CEO of the performance of the executive management team and each executive officer, other than the President and CEO, on the basis of specific performance indicators, as described in more detail below.

•
Our President and CEO presents to the Executive Compensation Committee a summary, in tabular format, of all elements of compensation paid to all executive officers, other than the President and CEO, as well as the most recent changes in cash compensation, together with the President and CEO’s recommendations for adjustments to each element of compensation, based on the information and analysis described above and such subjective factors as the President and CEO may deem appropriate or on which the Committee may request information.

•
Our President and CEO presents to the Executive Compensation Committee a summary, in tabular format, of all elements of the President and CEO’s compensation, as well as the most recent changes in cash compensation, without any recommendations for adjustment.

•
Based on these reports, analyses and recommendations, and such other factors as the Executive Compensation Committee may deem appropriate in particular circumstances, including subjective factors and the competitiveness of the labor market in which we compete for executive talent, the Committee makes its determinations regarding any adjustments to the compensation of the President and CEO and our other executive officers.  The President and CEO will typically be present for the Committee’s deliberations regarding other executive officers in order to answer questions and assist in the Committee’s review of the data presented, but is not present for the Committee’s deliberations regarding his own compensation.  The Committee will establish a maximum increase in the salary of each executive officer, and the President and CEO will then determine the specific adjustment to be made to the salary of each executive officer other than himself.

•	The determinations of the Executive Compensation Committee are communicated to the full Board of Directors.

In its consideration of the relative compensation levels (including the percentage allocated to long-term equity incentives) of corporate executives in other publicly traded trucking companies, the Committee does not engage in any formal benchmarking, that is, it does not attempt to set the compensation of our executives at a level having any pre-determined relationship to compensation paid by members of this group of peer companies.  Whether actual compensation is above or below compensation paid by other companies to officers in comparable positions will depend on the achievement of performance objectives, the amount available for distribution as cash awards under our Executive Profit-Sharing Incentive Plan and the market value of shares of our Common Stock issued in connection with equity awards, all of which, we believe, are directly related to our performance.

During 2010, when decisions regarding 2010 compensation for our executive officers were made, our President and CEO, Clifton R. Beckham, had responsibility for conducting performance evaluations and making related reports to the Committee for all executive officers other than himself and our current Chairman of the Board, Robert M. Powell.  The President and CEO also made recommendations to the Committee regarding specific salary increases and awards under our 2004 Equity Incentive Plan for those officers.  Performance evaluations and reports relating to the performance of our President and CEO, and recommendations regarding salary increases and equity awards to that individual (currently, a single officer), are the responsibility of the Committee.  Mr. Powell declined to be considered for an increase in salary in 2010.  In evaluating the performance of our executive officers, the Executive Compensation Committee reviews information regarding our performance in a number of areas.  In recent years, the Committee has focused primarily on revenue growth, operating ratio, earnings per share growth, returns on equity, assets and invested capital and the valuation and trading volume of our stock, all of which are reviewed in relationship to general economic conditions and the relative performance of our competitors.

The specific performance indicators used by the President and CEO to evaluate the performance of the executive team and individual executive officers include various measures of financial and operating performance, operating costs, personnel management and retention, safety performance and compliance with the Company’s rules, procedures and codes.  Some of those indicators are the responsibility of the entire management team and some are related to specific areas of the business and are the responsibility of particular officers.  The President and CEO’s analysis compares actual performance to pre-established goals for each performance indicator, sets a relative weighting for each indicator and assigns a score on a scale of 1-to-100 to each executive officer in total by awarding a score in each relevant area based on his performance or the performance of a team or department over which he has responsibility.  This process results in an overall score on a 1-to-100 scale for each officer.  In assigning scores in each category for each officer, our President and CEO may rely on subjective factors as well as quantitative factors, including long-term performance trends and performance relative to our industry.  Although specific salary adjustments and other compensation decisions are within the discretion of the Executive Compensation Committee, we expect that the President and CEO will usually recommend salary increases within certain ranges in correlation to the scores achieved by individual officers.

The Committee conducts annual compensation reviews in January of each year and annual salary adjustments will generally be made effective as of January 1, although any other date can be selected.  The Committee believes that this allows for more efficient and productive analysis of the Company’s and the executive officers’ full-year performance, as well as comparative information about the performance and compensation practices of other companies in the Company’s industry, as described above.

In general, the Executive Compensation Committee does not consider amounts that may be realized by our executive officers from prior compensation awards, such as appreciation in the value of stock previously acquired pursuant to stock options or restricted stock awards, when making decisions regarding current compensation.  The Committee has not engaged or received reports from any third party compensation consultants.

2010 Compensation Program

During 2008, the Executive Compensation Committee undertook a substantial review and evaluation of our compensation program for executive officers.  In conducting its evaluation, the Executive Compensation Committee relied upon its own investigation and experience.  The Executive Compensation Committee’s goals for the evaluation included the following:

•	Establishing an overall compensation program that reflects competitive target compensation levels for our senior executive officers that can be achieved with strong Company performance;

•
Designing a compensation program intended to better align senior executive incentive compensation substantially with factors that correlate to increases in stockholder value, while also exposing senior executive officers to the risk of downside stock performance;

•	Maintaining a compensation system where a substantial portion of overall compensation is linked to Company performance;

•
Consolidating the normal executive officer review and compensation process into a comprehensive annual process following the close of each fiscal year, rather than separating decisions regarding salary, bonus, and equity compensation; and,

•	Balancing the use of equity incentives against the dilution to stockholders in a manner that reflects customary share usage and fair value transfer.

In conducting its evaluation, the Executive Compensation Committee reviewed a range of information, including, but not limited to, the following items: (i) publicly disclosed financial and compensation information of the truckload carriers noted above; (ii) information from investment banking sources concerning the correlation between stock price performance and various performance measures; (iii) the key performance measures that align with our operational goals; and (iv) the incentive structure for our other employees to ensure alignment of our executive officers with the broader employee group.  After reviewing the information and discussing the proposed program with the President and CEO, in January 2010 the Executive Compensation Committee adopted a program on which to base executive officer compensation in 2010 (the “2010 Program”).

The 2010 Program retains the three major elements we have historically employed: base salary, annual cash bonus linked to specific factors and equity compensation.  A discussion of each element of compensation included in the 2010 Program follows.

Base Salary

We pay base salaries at levels that reward executive officers for ongoing performance and that enable us to attract, motivate and retain highly qualified executives, taking into consideration the cost of living in our region.  Base pay is a critical element of our compensation program because it provides our executive officers with stability.  Compensation stability allows our executives to focus their attention and efforts on creating stockholder value and on our other business objectives.  In determining base salaries, we consider the executive’s current salary and the executive’s qualifications and experience, including, but not limited to, the executive’s length of service with our Company, the executive’s industry knowledge, and the quality and effectiveness of the executive’s leadership, scope of responsibilities, past performance and future potential of providing value to our stockholders.  We set our base salaries at a level that allows us to pay a significant portion of an executive officer’s total compensation in the form of incentive compensation, including annual cash bonuses and long-term incentives.  We believe this mix of compensation helps us incentivize our executives to maximize stockholder value in the long run.  We consider adjustments to base salaries annually to reflect the foregoing factors.  We do not apply a specific weighting to each of such factors, nor do we apply firm benchmarking to similarly situated executives of other comparable companies.

Base Salary of our Chairman of the Board.  At his request, Mr. Powell’s salary was not increased in 2010 above the monthly rate of compensation he was being paid in 2009.

Base Salary of our President and CEO.  Mr. Beckham’s salary was not increased in 2010 above the monthly rate of compensation he was being paid in 2009.

Base Salary of our Other Named Executive Officers.  The changes in the salaries of our other Named Executive Officers were as follows.

Name	2009 Base Salary	2010 Base Salary	Change in Base Salary
Garry R. Lewis	$ 223,260	$ 223,260	--
Michael R, Weindel, Jr.	189,768	189,768	--
Darron R. Ming (1)	183,456	189,456	3.3%
(1)	The reason for Mr. Ming’s increase was that during 2010 he assumed additional responsibilities.

Annual Cash Bonus Program

As part of its evaluation, the Executive Compensation Committee reviewed the incentive targets used by other companies, many of which related to various measures of financial returns and earnings per share.  The Executive Compensation Committee also reviewed and discussed, with input from the President and CEO, various non-financial measures that were important to our overall performance.  The Executive Compensation Committee also reviewed information from investment banking sources concerning the correlation between certain financial measures and increases in stockholder value.  Following this review, the Executive Compensation Committee adopted a combination of financial and non-financial annual bonus targets that the Executive Compensation Committee expects to provide an incentive to the executives to manage multiple aspects of our business, regardless of whether the operating environment makes achievement of one aspect difficult.  The annual cash bonus targets and related reasons are as follows:

•
Return on Capital.  The Executive Compensation Committee believes that stockholder value is more likely to increase if our return on capital exceeds our weighted average cost of capital over time.  The Company has adopted an initial return on capital target of 10%.  This target may be higher or lower than our weighted average cost of capital at any given time, but we believe it represents a representative target over time based on a moderately leveraged capital structure, prevailing interest rates and a historical equity risk premium.  For 2010, our return on capital was below our weighted average cost of capital.  Accordingly, the Executive Compensation Committee intends to adopt incentive targets for this criterion that move toward weighted average cost of capital over time.  This criterion encourages management to deploy capital efficiently and return excess capital to the stockholders.  It also balances incentives based purely on growth.  For purposes of executive officer compensation in 2011, we are calculating return on capital as follows: after-tax operating income/(average total debt + average stockholders’ equity).

•
Earnings per Share.  Earnings per share growth also correlates with stockholder value, and the Executive Compensation Committee believes that truckload carriers are judged by many investors based on increases in earnings per share.

•
Five Points.  The five points goals represent five key operating metrics in our business.  These are the same performance measures on which many of our other team members are evaluated.  These key metrics may include, but are not limited to, any of the following:  revenue per team member per week, on-time customer service, accidents per million miles, driver retention and miles per gallon.

Under the 2010 Program, each of our Named Executive Officers had the opportunity to earn a cash bonus of 70% of salary by achieving the performance targets, and earn a cash bonus of up to 100% of salary by exceeding the performance targets.  The following table sets forth the performance targets.
Executive Team Cash Incentive Targets
Return on Capital		Earnings per Share		The Five Points		Total
Performance Level	% of Salary	Performance Level	% of Salary	Performance Level	% of Salary	Performance Level	% of Salary
<4.0%	0.00%	<$0.81	0.00%	<3 out of 5	0.00%	Minimum	0.00%
4.3%	15.00%	$0.81	15.00%	3 out of 5	5.00%
5.0%	20.00%	$0.92	20.00%	4 out of 5	7.50%
5.6%	25.00%	$1.04	25.00%
6.2%	30.00%	$1.15	30.00%	5 out of 5	10.00%	Target	70.00%
6.8%	35.00%	$1.27	35.00%
8.2%	40.00%	$1.38	40.00%
10.6%	45.00%	$1.50	45.00%			Maximum	100.00%

				Base Revenue per Employee per Week	$11,250
				On-Time Customer Service	98.0%
				Accidents per Million Miles	8.02
				Paid Miles per Gallon of Fuel	5.50
				Driver Employees Lost per Week	36

We did not meet the performance targets for 2010 and, therefore, no incentive cash payments were made to any Named Executive Officers under the Plan for 2010.

Equity Compensation

The Executive Compensation Committee believes that the equity compensation component of executive compensation should be meaningfully aligned with increasing stockholder value, while also exposing the holder to the risk of downward stock prices and volatility.  Over time, the Executive Compensation Committee expects to grant equity compensation using a target mix of approximately 70% stock options and 30% restricted stock, which is expected to translate into approximately one-half of the grant date value represented by each of stock options and restricted stock (considering stock options at their Black-Scholes-Merton value upon issuance and restricted stock at the closing stock price on the date of issuance).

Other aspects of the equity compensation program include the following:

•
One-fourth of each annual grant will be made each quarter during the year to attempt to align the option strike prices and restricted stock valuations with average prices for the year and reduce volatility;

•	A target grant date value equal to approximately 30% of base salary for all participants;

•	Time vesting of over three years; and,

•	Stock option to qualify as incentive stock options, to the extent possible.

Our 2004 Equity Incentive Plan is the only plan under which we may award equity-based compensation annually.  Under this Plan, we are currently authorized to issue up to a maximum of 1,050,000 shares of Common Stock.  On the day of each annual meeting of our stockholders for a period of nine years, starting in 2005 and ending in 2013, the maximum number of shares of Common Stock available for issuance under the Plan will automatically increase by 25,000 shares or such lesser number as determined by the Board.  Therefore, as of May 4, 2011, the aggregate number of shares of Common Stock available for issuance under the Plan will be 1,075,000, including shares previously awarded.  As of December 31, 2010, 518,918 shares of Common Stock were available for granting equity awards under the Plan.  No Named Executive Officer may receive in any one calendar year awards relating to more than 30,000 shares of Common Stock under such Plan.  Equity-based awards, payable in shares of stock or cash, may be granted to executive officers under our 2004 Equity Incentive Plan.  Awards may be granted to any of our employees, officers or directors or an affiliate as may be determined by the Executive Compensation Committee from time to time.  Such equity-based awards may take the form of performance shares, performance units, restricted stock, stock units, stock appreciation rights or stock options.  The Executive Compensation Committee may cause the awards to be subject to the attainment of certain performance goals.  The Executive Compensation Committee may grant to our executive officers options designated as incentive stock options or nonqualified stock options.  The exercise price is determined by the Committee, but may not be less than 100% of the fair market value, as defined in such plan, of the Common Stock on the date of grant.

On January 27, 2010, the Executive Compensation Committee of the Board of Directors of the Company approved the USA Truck, Inc. Executive Team Incentive Plan, with awarded shares being granted from the 2004 Equity Incentive Plan.  The Executive Team Incentive Plan consists of cash and equity incentive awards.  The cash incentives will be awarded upon the achievement of predetermined results in designated performance measurements, which will be identified by the Committee on an annual basis.  Executive Team Incentive Plan participants will be paid a cash percentage of their base salaries corresponding with the level of results achieved.  As determined by the Committee on an annual basis, Executive Team Incentive Plan participants are also eligible for an annual equity incentive award consisting of Company Common Stock, issued under the 2004 Equity Incentive Plan.  The equity incentive awards will consist of a combination of Restricted Stock Awards (“RSAs”) and Incentive Stock Options (“ISOs”).  The value of the equity award to each participant will be granted fifty percent in the form of RSAs and fifty percent in the form of ISOs, as defined.  To the extent options fail to qualify as “incentive stock options” under IRS regulations, they will be non-qualified stock options.  Annual awards approved by the Committee will be granted quarterly and will vest one-third each year on August 1, beginning the year following the year in which the shares are awarded.

The Executive Compensation Committee considered various alternatives, including the use of performance targets for restricted stock vesting.  The Executive Compensation Committee determined, however, that the combination of restricted stock (which provides upside potential and downside exposure) and stock options (which have value only if the stock price increases) accomplishes much the same effect.  Given Mr. Powell’s significant stock ownership, he was the only Named Executive Officer not to participate in stock-based compensation in 2010.  Based on its review, during 2010, the Executive Compensation Committee awarded 4,310 restricted shares and incentive stock options to purchase 12,825 shares of the Company’s Common Stock to the Named Executive Officers under this Plan, as follows:

Name and Principal Position	Stock Options (#)	Restricted Stock (#)
Robert M. Powell	--	--
Chairman of the Board
Clifton R. Beckham	3,846	1,292
President and Chief Executive Officer
Garry R. Lewis	3,360	1,130
Executive Vice President and Chief Operating Officer
Michael R. Weindel, Jr.	2,856	959
Vice President, People
Darron R. Ming	2,763	929
Vice President, Finance and Chief Financial Officer

In 2008, the Executive Compensation Committee awarded 100,314 restricted shares under the 2004 Equity Incentive Plan to the Named Executive Officers, as follows:  Clifton R. Beckham – 29,952; Garry R. Lewis – 26,060; Michael R. Weindel, Jr. – 21,880; and Darron R. Ming – 20,968.  The grants were made effective as of July 18, 2008, and were valued at $12.13 per share, which was the closing price of the Company’s Common Stock on that date.  Each participating officer’s restricted shares will vest in varying amounts over the ten year period beginning April 1, 2011, subject to the Company’s attainment of specified retained earnings growth objectives.  Management must attain an average five-year trailing retained earnings annual growth rate of 10.0% (before dividends) in order for the shares to qualify for full vesting (pro rata vesting will apply down to 50.0% at a 5.0% annual growth rate).  Any shares that fail to vest as a result of the Company’s failure to attain a performance goal will revert to the 2004 Equity Incentive Plan where they will remain available for grants under the terms of that plan until that plan expires in 2014.  Given Mr. Powell’s significant stock ownership, he was the only Named Executive Officer not to participate in stock-based compensation in 2008.  The 2008 awards under this plan were intended to provide a long-term incentive for our relatively young management team to remain at the Company and build sustained stockholder value.  The terms of these awards may not be indicative of the terms of future awards.  During the quarter ended June 30, 2010, management determined that the performance criteria will not be met for the 4,942 shares granted to Messrs. Beckham, Lewis, Weindel and Ming that were to vest on April 1, 2011, therefore these shares were deemed forfeited.  The shares will remain outstanding until their scheduled vesting date of April 1, 2011, at which time their forfeiture will become effective and the shares will revert to the 2004 Equity Incentive Plan.

The 2003 Restricted Stock Award Plan terminated on August 31, 2009.  This Plan was established by the Board of Directors using shares of our Common Stock contributed by Robert M. Powell, our Chairman of the Board and former CEO.  Upon termination of the Plan, as set forth in the provisions of the Plan, any shares previously forfeited due to the Company not meeting designated performance criteria were returned to Mr. Powell.  During the 2010 year, 2,000 shares were subject to outstanding and unvested awards under this Plan.  However, at June 30, 2010, management determined that the 2010 performance criteria would not be met and the remaining 2,000 shares were deemed forfeited.  They remained outstanding until their scheduled vesting date of March 1, 2011, at which time their forfeiture became effective and the shares were returned to Mr. Powell.  We have not issued any awards under this Plan since 2005.  Because the Company did not meet the performance criteria in 2007, 2008, 2009 and 2010 the layers that were to have vested on March 1, 2008, 2009, 2010 and 2011 were forfeited and the related shares have all been returned to Mr. Powell.

Based on its review, on January 26, 2011, the Committee approved the annual equity award for 2011.  This award consists of quarterly grants of RSAs and ISOs and the first quarterly grant was made effective February 1, 2011.  The grants made to our Named Executive Officers included in that award were as follows:

Name and Principal Position	Stock Options (#)	Restricted Stock (#)
Robert M. Powell	--	--
Chairman of the Board
Clifton R. Beckham	1,323	393
President and Chief Executive Officer
Garry R. Lewis	1,156	343
Executive Vice President and Chief Operating Officer
Michael R. Weindel, Jr.	983	292
Vice President People
Darron R. Ming	981	291
Vice President, Finance and Chief Financial Officer

Other Elements of Compensation

In addition to the three principal elements of our compensation program described above, we also provide to our executive officers premium payments on life insurance policies, under which we are not the beneficiary, and a matching amount to the qualifying contributions made under our 401(k) Investment Plan, which was suspended effective April 1, 2009.  Until 2008, we historically had provided a Company-owned automobile, but we have discontinued that practice.  None of our executive officers or employees has a written employment agreement, and we do not maintain any plans or programs providing for severance or other post-termination benefits.  Except for the awards granted in 2009, 2010 and February 2011, we have no awards that provide for the payment, or acceleration of payment, of any compensation in connection with any change of control of the Company.  The Committee granting awards under our 2004 Equity Incentive Plan may provide for acceleration of vesting of individual awards in connection with any future awards.  Generally, and as qualified by the terms of the plan and award notices, a change in control occurs if:  (i) someone acquires 50% or more of the combined voting power of the stock of the Company, unless after the transaction more than 75% of the acquiring company is owned by all or substantially all of those persons who were beneficial owners of the Company prior to such acquisition; (ii) a majority of our directors is replaced, other than by new directors approved by existing directors; (iii) we consummate a reorganization, merger, or consolidation where, following such transaction, all or substantially all of those persons who were beneficial owners of the Company immediately prior to the transaction do not own, immediately after the transaction, more than 75% of the outstanding securities of the resulting corporation; or (iv) we sell or liquidate all or substantially all of our assets.  The estimated value of stock options and restricted stock that would have vested for our Named Executive Officers as of December 31, 2010 under the acceleration scenarios described above are as follows: Clifton R. Beckham – $169,185; Garry R. Lewis – $147,832; Michael R. Weindel, Jr. –$125,645; and Darron R. Ming - $121,504.

Accounting and Tax Considerations

In making its compensation decisions, the Executive Compensation Committee considers, and attempts to comply with, the performance-based compensation exception under Section 162(m) of the Internal Revenue Code.  The Committee also considers, and attempts to avoid, any additional taxes or interest charges under Section 409A(a)(1)(B) of the Internal Revenue Code.  Under Section 162(m), a limitation is placed on tax deductions of any publicly-held corporation for individual compensation to certain executives exceeding $1,000,000 in any taxable year, unless the compensation is performance-based and meets certain other requirements including stockholder approval and outside director administration.  To date, no executive officer has received compensation in any year that exceeded $1,000,000.  If an executive is entitled to nonqualified deferred compensation benefits that are subject to Section 409A, and such benefits do not comply with Section 409A(a)(2), (3), and (4), then the benefits are taxable in the first year that they are not subject to a substantial risk of forfeiture and are subject to additional tax plus interest under Section 409A(a)(1)(B).

Executive Compensation Tables

The following table, based on 2010 total compensation, sets forth certain information concerning the compensation for our President and CEO, our Chief Financial Officer, our three other most highly compensated officers and an individual who served as an executive officer during a portion of 2010.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Stock Awards (1)(2)($)	Options Awards (1)($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)

Robert M. Powell	2010	221,220	--	--	--	--	221,220
Chairman of the Board	2009	221,220	--	--	--	1,106	222,326
	2008	209,576	--	--	--	8,697	218,273

Clifton R. Beckham	2010	255,456	19,153	19,161	--	--	293,770
President and Chief	2009	255,456	38,326	38,321	--	1,277	333,380
Executive Officer	2008	248,033	363,318	--	--	8,249	619,600

Garry R. Lewis	2010	223,260	16,749	16,739	--	998	257,746
Executive Vice President	2009	223,260	33,472	33,489	--	2,119	292,340
and Chief Operating Officer	2008	214,825	316,108	--	--	8,387	539,320

Michael R. Weindel, Jr.(3).	2010	189,768	14,216	14,229	--	1,000	219,213
Vice President, People

Darron R. Ming	2010	189,456	13,769	13,766	--	--	216,991
Vice President, Finance	2009	183,456	27,517	27,517	--	1,149	239,639
and Chief Financial Officer	2008	167,996	254,342	--	--	9,163	431,501

(1)
The amounts shown represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, excluding the impact of estimated forfeitures for service-based vesting conditions.  See also “Note 11. Stock Plans” to our 2010 consolidated financial statements in “Item 8. Financial Statements and Supplementary Data” of our Annual Report on Form 10-K for the year ended December 31, 2010 for a discussion of the Company’s stock plans and the methods used to account for stock plan activity.

(2)
Our awards of restricted stock are subject to vesting conditions, which may include certain performance criteria.  The stock awards granted in 2008 will vest in varying amounts over the ten-year period beginning April 1, 2011, subject to the Company’s attainment of retained earnings growth.  The amounts set forth above have been calculated assuming all such criteria will be met.  The stock awards have been valued at the grant date fair value.

The stock awards granted in 2009 and 2010 do not include performance criteria and will vest in equal increments over a three-year period commencing August 1, 2010 for those granted in 2009 and August 1, 2011 for those granted in 2010.  The amounts set forth have been calculated assuming all increments will vest and the shares awarded have been valued at the grant date fair value.

(3)	As Mr. Weindel has not previously been a named executive officer, only his 2010 compensation is disclosed.

Narrative to the Summary Compensation Table

See “Executive Compensation – Compensation Discussion and Analysis” for a complete description of our compensation plans pursuant to which the amounts listed under the Summary Compensation Table were paid or awarded and the criteria for such award or payment.

Grants of Plan-Based Awards
Name		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stocks or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($) (3)
	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Robert M. Powell		--	--	--	--	--	--	--	--	--	--

Clifton R. Beckham	07/16/08	--	178,819	255,456	--	--	--	--	--	--	--
	02/01/10	--	--	--	--	--	--	392	1,353	12.21	9,576
	05/03/10	--	--	--	--	--	--	258	843	18.58	9,582
	08/02/10	--	--	--	--	--	--	290	774	16.49	9,573
	11/01/10	--	--	--	--	--	--	352	876	13.61	9,583

Garry R. Lewis	07/16/08	--	156,282	223,260	--	--	--	--	--	--	--
	02/01/10	--	--	--	--	--	--	343	1,182	12.21	8,372
	05/03/10	--	--	--	--	--	--	225	737	18.58	8,367
	08/02/10	--	--	--	--	--	--	254	676	16.49	8,372
	11/01/10	--	--	--	--	--	--	308	765	13.61	8,377

Michael R. Weindel, Jr.	07/16/08	--	132,838	189,768	--	--	--	--	--	--	--
	02/01/10	--	--	--	--	--	--	291	1,005	12.21	7,111
	05/03/10	--	--	--	--	--	--	191	626	18.58	7,105
	08/02/10	--	--	--	--	--	--	216	575	16.49	7,121
	11/01/10	--	--	--	--	--	--	261	650	13.61	7,108

Darron R. Ming	07/16/08	--	132,619	189,456	--	--	--	--	--	--	--
	02/01/10	--	--	--	--	--	--	282	972	12.21	6,884
	05/03/10	--	--	--	--	--	--	185	606	18.58	6,879
	08/02/10	--	--	--	--	--	--	209	556	16.49	6,888
	11/01/10	--	--	--	--	--	--	253	629	13.61	6,884

(1)
Our 2010 Program does not provide for any “Threshold” or minimum payments for any particular level of performance.  Each Named Executive Officer has the opportunity to earn a cash bonus of 70% of salary by achieving the performance targets, and may earn up to 100% of salary by exceeding the performance targets.  The amounts shown in the “Target” column are the amounts that would have been paid to the Named Executive Officers if we had met the performance targets for 2010.  The amounts shown in the “Maximum” column are the maximum amounts that the officers could have received under the 2010 Program for 2010, which are equal to 100% of the respective 2010 annual salaries received by the officers while serving in qualifying positions.  We did not meet the performance targets for 2010 and, therefore, no incentive cash payments were made to any Named Executive Officers for 2010.

(2)
On July 16, 2008, the Executive Compensation Committee granted awards of restricted shares to certain officers of the Company, including Messrs. Beckham, Lewis, Weindel and Ming. As the specified performance targets commence with the fiscal year ending December 31, 2010, no shares vested during 2010.  During the quarter ended June 30, 2010, management determined that the 2010 performance criteria will not be met for the 8,830 shares that were to vest on April 1, 2011; therefore these shares were deemed forfeited.  The shares remained outstanding until their scheduled vesting date of April 1, 2011, at which time their forfeiture became effective and the shares reverted to the 2004 Equity Incentive Plan.

(3)
This column represents the full grant date fair value of the stock and option awards granted to the Named Executive Officers in 2010.  The amounts shown represent the aggregate grant date fair value multiplied by the number of shares awarded.  See also “Note 12. Stock Plans” to our 2010 consolidated financial statements in “Item 8. Financial Statements and Supplementary Data” of our Annual Report on Form 10-K for the year ended December 31, 2010 for a discussion of the Company’s stock plans and the methods used to account for stock plan activity.

Narrative to Grants of Plan-Based Awards

See “Executive Compensation – Compensation Discussion and Analysis” for a complete description of the performance targets for payment of incentive awards.

The following table sets forth certain information concerning the values realized upon exercise of options or vesting of restricted stock during fiscal year 2010.

2010 OPTION EXERCISES AND STOCK VESTED TABLE
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise (1)($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting (2)($)
Robert M. Powell	--	--	--	--
Clifton R. Beckham	--	--	960	15,734
Garry R. Lewis	2,800	12,688	838	13,735
Michael R. Weindel, Jr. (3)	1,600	10,592	714	11,702
Darron R. Ming	400	2,252	689	11,293

(1)	Determined by multiplying the number of shares acquired on exercise by the difference between the closing price of our Common Stock on the date of exercise and the exercise price.

(2)	Determined by multiplying the number of shares acquired upon vesting by the closing price of the date of vest.

(3)
The performance criteria for the shares of restricted stock granted under the 2003 Restricted Stock Award Plan for fiscal year 2009 were not met.  Accordingly, the shares of restricted stock that would have vested on March 1, 2010 were forfeited.

The following table sets forth information concerning outstanding exercisable and unexercisable option awards as of the end of fiscal year 2010.  The following table also sets forth information concerning outstanding stock awards as of the end of fiscal year 2010 that had been granted but that had not yet vested and had not yet been earned.  For this purpose, an “unearned” award is one for which it has not yet been determined whether the applicable performance goals will be met.  Due to his significant stock holdings, Mr. Powell was not awarded any equity awards in 2010.

2010 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)

Robert M. Powell	--	--	--	--	--	--

Clifton R. Beckham	1,600 (1)		11.47	05/05/2011
	541 (5)		14.18	08/01/2013
	726 (5)		13.88	08/01/2013
	674 (5)		14.50	08/01/2013
	923 (5)		11.19	08/01/2013
		541 (8)	14.18	08/01/2014
		542 (9)	14.18	08/01/2015
		726 (8)	13.88	08/01/2014
		725 (9)	13.88	08/01/2015
		674 (8)	14.50	08/01/2014
		673 (9)	14.50	08/01/2015
		923 (8)	11.19	08/01/2014
		923 (9)	11.19	08/01/2015
		451 (8)	12.21	08/01/2014
		451 (9)	12.21	08/01/2015
		451 (10)	12.21	08/01/2016
		281 (8)	18.58	08/01/2014
		281 (9)	18.58	08/01/2015
		281 (10)	18.58	08/01/2016
		258 (8)	16.49	08/01/2014
		258 (9)	16.49	08/01/2015
		258 (10)	16.49	08/01/2016
		292 (8)	13.61	08/01/2014
		292 (9)	13.61	08/01/2015
		292 (10)	13.61	08/01/2016
					28,454 (12)	376,446 (21)
					451 (13)	5,967 (21)
					460 (14)	6,086 (21)
					441 (15)	5,834 (21)
					571 (16)	7,554 (21)
					392 (17)	5,186 (21)
					258 (18)	3,413 (21)
					290 (19)	3,837 (21)
					352 (20)	4,657 (21)

Garry R. Lewis	1,600 (1)		11.47	05/05/2011
	2,000 (2)		12.66	07/21/2011
	473 (5)		14.18	08/01/2013
	634 (5)		13.88	08/01/2013
	589 (5)		14.50	08/01/2013
	807 (5)		11.19	08/01/2013
		473 (8)	14.18	08/01/2014
		473 (9)	14.18	08/01/2015
		634 (8)	13.88	08/01/2014
		635 (9)	13.88	08/01/2015
		589 (8)	14.50	08/01/2014
		588 (9)	14.50	08/01/2015
		807 (8)	11.19	08/01/2014
		806 (9)	11.19	08/01/2015
		394 (8)	12.21	08/01/2014
		394 (9)	12.21	08/01/2015
		394 (10)	12.21	08/01/2016
		246 (8)	18.58	08/01/2014
		246 (9)	18.58	08/01/2015
		245 (10)	18.58	08/01/2016
		225 (8)	16.49	08/01/2014
		225 (9)	16.49	08/01/2015
		226 (10)	16.49	08/01/2016
		255 (8)	13.61	08/01/2014
		255 (9)	13.61	08/01/2015
		255 (10)	13.61	08/01/2016
					24,757 (12)	327,535 (21)
					393 (13)	5,199 (21)
					402 (14)	5,318 (21)
					385 (15)	5,094 (21)
					499 (16)	6,602 (21)
					343 (17)	4,538 (21)
					225 (18)	2,977 (21)
					254 (19)	3,360 (21)
					308 (20)	4,075 (21)

Michael R. Weindel, Jr. (11).	1,600 (1)		11.47	05/05/2011
	1,700 (3)		22.54	04/01/2011
	1,700 (4)		22.54	04/01/2012
	402 (5)		14.18	08/01/2013
	539 (5)		13.88	08/01/2013
	500 (5)		14.50	08/01/2013
	686 (5)		11.19	08/01/2013
		1,700 (6)	22.54	04/01/2013
		1,700 (7)	22.54	04/01/2014
		402 (8)	14.18	08/01/2014
		402 (9)	14.18	08/01/2015
		539 (8)	13.88	08/01/2014
		539 (9)	13.88	08/01/2015
		500 (8)	14.50	08/01/2014
		501 (9)	14.50	08/01/2015
		686 (8)	11.19	08/01/2014
		685 (9)	11.19	08/01/2015
		335 (8)	12.21	08/01/2014
		335 (9)	12.21	08/01/2015
		335 (10)	12.21	08/01/2016
		209 (8)	18.58	08/01/2014
		209 (9)	18.58	08/01/2015
		208 (10)	18.58	08/01/2016
		192 (8)	16.49	08/01/2014
		192 (9)	16.49	08/01/2015
		191 (10)	16.49	08/01/2016
		217 (8)	13.61	08/01/2014
		217 (9)	13.61	08/01/2015
		216 (10)	13.61	08/01/2016
					20,786 (12)	274,999 (21)
					335 (13)	4,432 (21)
					342 (14)	4,425 (21)
					327 (15)	4,326 (21)
					424 (16)	5,610 (21)
					291 (17	3,643 (21)
					191 (18)	2,391 (21)
					216 (19)	2,704 (21)
					261 (20)	3,268 (21)

Darron R. Ming	1,200 (2)		11.47	05/05/2011
	389 (5)		14.18	08/01/2013
	521 (5)		13.88	08/01/2013
	484 (5)		14.50	08/01/2013
	663 (5)		11.19	08/01/2013
		389 (8)	14.18	08/01/2014
		388 (9)	14.18	08/01/2015
		521 (8)	13.88	08/01/2014
		522 (9)	13.88	08/01/2015
		484 (8)	14.50	08/01/2014
		483 (9)	14.50	08/01/2015
		663 (8)	11.19	08/01/2014
		662 (9)	11.19	08/01/2015
		324 (8)	12.21	08/01/2014
		324 (9)	12.21	08/01/2015
		324 (10)	12.21	08/01/2016
		202 (8)	18.58	08/01/2014
		202 (9)	18.58	08/01/2015
		202 (10)	18.58	08/01/2016
		185 (8)	16.49	08/01/2014
		185 (9)	16.49	08/01/2015
		186 (10)	16.49	08/01/2016
		210 (8)	13.61	08/01/2014
		210 (9)	13.61	08/01/2015
		209 (10)	13.61	08/01/2016
					19,920 (12)	263,542 (21)
					323 (13)	4,273 (21)
					331 (14)	4,379 (21)
					316 (15)	4,181 (21)
					410 (16)	5,424 (21)
					282 (17)	3,731 (21)
					185 (18)	2,448 (21)
					209 (19)	2,765 (21)
					253 (20)	3,347 (21)
(1)	Options had a vesting date of 05/05/09

(2)	Options had a vesting date of 07/21/09

(3)	Options had a vesting date of 04/01/09

(4)	Options had a vesting date of 04/01/10

(5)	Options had a vesting date of 08/01/10

(6)	Options have a vesting date of 04/01/11

(7)	Options have a vesting date of 04/01/12

(8)	Options have a vesting date of 08/01/11

(9)	Options have a vesting date of 08/01/12

(10)	Options have a vesting date of 08/01/13

(11)
Mr. Weindel was awarded 10,000 shares of restricted stock to on November 22, 2005.  At December 31, 2010, Mr. Weindel held 2,000 unearned, restricted; however, because the Company did not meet the performance criteria for 2010, the fifth and final increment of this award, in the amount of 2,000 shares, will not vest and was deemed forfeited on June 30, 2010.  The shares will remain outstanding until their scheduled vesting date of March 1, 2011, at which time their forfeiture will become effective.  Because it was conclusively determined by December 31, 2010 that such fifth increment would be forfeited, the 2,000 shares covered by such increment of this award did not represent potentially realizable compensation to Mr. Weindel at year end, and such shares are not included in this table.

(12)
The restricted stock shown in this table is based upon the award of a total of 200,000 shares of restricted stock to certain officers of the Company including Messrs. Beckham, Lewis, Ming, and Weindel on July 16, 2008.  Each participating officer’s restricted shares of Common Stock will vest in varying amounts over the ten year period beginning April 1, 2011, subject to the Company’s attainment of retained earnings growth.  The increment that was set to vest on April 1, 2011 was deemed forfeited on June 30, 2010 due to the Company not meeting the specified performance criteria.  The shares will remain outstanding until April 1, 2011, at which time their forfeiture will become effective.  The number of shares deemed forfeited for Messrs. Beckham, Lewis, Ming, and Weindel were 1,498, 1,303, 1,048 and 1,094, respectively.  Because it was conclusively determined by December 31, 2010 that such first increment would be forfeited, the shares covered by such increment of this award did not represent potentially realizable compensation to Messrs. Beckham, Lewis, Ming, and Weindel at year end, and such shares are not included in this table.

(13)
The restricted stock shown in this table is based upon the grant of restricted stock to certain employees of the Company including Messrs. Beckham, Lewis, Ming and Weindel on February 2, 2009.  Each participating employee’s restricted shares of Common Stock will vest in annual increments of one-third beginning August 1, 2010 and continuing through and including August 1, 2012.

(14)
The restricted stock shown in this table is based upon the grant of restricted stock to certain employees of the Company including Messrs. Beckham, Lewis, Ming and Weindel on May 1, 2009.  Each participating employee’s restricted shares of Common Stock will vest in annual increments of one-third beginning August 1, 2010 and continuing through and including August 1, 2012.

(15)
The restricted stock shown in this table is based upon the grant of restricted stock to certain employees of the Company including Messrs. Beckham, Lewis, Ming and Weindel on August 3, 2009.  Each participating employee’s restricted shares of Common Stock will vest in annual increments of one-third beginning August 1, 2010 and continuing through and including August 1, 2012.

(16)
The restricted stock shown in this table is based upon the grant of restricted stock to certain employees of the Company including Messrs. Beckham, Lewis, Ming and Weindel on November 2, 2009.  Each participating employee’s restricted shares of Common Stock will vest in annual increments of one-third beginning August 1, 2010 and continuing through and including August 1, 2012.

(17)
The restricted stock shown in this table is based upon the grant of restricted stock to certain employees of the Company including Messrs. Beckham, Lewis, Ming and Weindel on February 1, 2010.  Each participating employee’s restricted shares of Common Stock will vest in annual increments of one-third beginning August 1, 2011 and continuing through and including August 1, 2013.

(18)
The restricted stock shown in this table is based upon the grant of restricted stock to certain employees of the Company including Messrs. Beckham, Lewis, Ming and Weindel on May 3, 2010.  Each participating employee’s restricted shares of Common Stock will vest in annual increments of one-third beginning August 1, 2011 and continuing through and including August 1, 2013.

(19)
The restricted stock shown in this table is based upon the grant of restricted stock to certain employees of the Company including Messrs. Beckham, Lewis, Ming and Weindel on August 2, 2010.  Each participating employee’s restricted shares of Common Stock will vest in annual increments of one-third beginning August 1, 2011 and continuing through and including August 1, 2013.

(20)
The restricted stock shown in this table is based upon the grant of restricted stock to certain employees of the Company including Messrs. Beckham, Lewis, Ming and Weindel on November 1, 2010.  Each participating employee’s restricted shares of Common Stock will vest in annual increments of one-third beginning August 1, 2011 and continuing through and including August 1, 2013.

(21)
The market value of shares of unvested, unearned restricted stock is equal to the product of the closing market price of our Common Stock at the most recent fiscal year end and the number of unvested, unearned shares.  The closing market price of our Common Stock was $13.23 on December 31, 2010.

DIRECTOR COMPENSATION

During 2010, we paid each nonemployee director an annual retainer of $10,000 payable in quarterly installments of $2,500.  Each nonemployee director was also paid a fee of $1,000 per Board meeting attended in person and $500 per telephone Board meeting.  The Chairman of the Audit Committee was paid an annual retainer of $7,500 payable in quarterly installments of $1,875, in addition to a $5,000 annual retainer paid to all members of the Audit Committee in quarterly installments of $1,250.  Audit Committee members were also paid a fee of $500 per Audit Committee meeting attended in person and $250 per telephone Audit Committee meeting.  The Chairman of the Executive Compensation Committee was paid an annual retainer of $2,000 payable in quarterly installments of $500, in addition to a $1,000 annual retainer to be paid to all members of the Executive Compensation Committee were also paid in quarterly installments of $250.  Executive Compensation Committee members were also paid a fee of $500 per Executive Compensation Committee meeting attended in person and $250 per telephone Executive Compensation Committee meeting.  Directors who are our employees do not receive compensation for board or committee service.

The 2004 Equity Incentive Plan permits awards of incentive stock options, nonqualified stock options, restricted stock, stock units, performance shares, performance units and other incentives payable in cash or in shares of Common Stock.  Individuals to whom awards may be granted include any employee, officer or director of the Company or of any entity that is directly or indirectly controlled by the Company.  No individual director may receive in any one calendar year awards amounting to more than 30,000 shares of our Common Stock.  The Executive Compensation Committee or Nonemployee Directors Stock Option Committee may grant stock options to directors either in the form of incentive stock options or nonqualified stock options, except that incentive stock options may not be granted to nonemployee directors.  The exercise price of any shares subject to a stock option may be no less than 100% of the fair market value of the shares on the date the stock option is granted, or 110% of such fair market value for an incentive stock option granted to a participant who owns, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of our stock or one of our parent or subsidiary corporations.  The Plan is administered by the Executive Compensation Committee of the Board.  However, with respect to participants who are nonemployee directors, the Plan is administered by the Nonemployee Directors Stock Option Committee of the Board.  The Board or the Executive Compensation Committee may delegate the administration of the Plan, subject to certain limitations.

Option grants to nonemployee directors are usually considered by the Nonemployee Directors Stock Option Committee at the time of quarterly Board meetings.  Because those meetings usually occur before we publicly announce our quarterly results of operations, the members of the Committee may possess material nonpublic information when the Committee grants options to our nonemployee directors.  However, the meetings at which option grants are considered are determined in advance, and we do not attempt to time any option grants, or the release of earnings information, to affect the value of any option awards or otherwise to provide any advantage to the grantees, and the Committee does not take any positive or negative nonpublic information into account in determining whether or in what amounts to grant options.  No options were granted to nonemployee directors in 2010.

The following table sets forth information concerning compensation for the last fiscal year for our nonemployee directors.

2010 DIRECTOR COMPENSATION TABLE
Name	Fees Earned or Paid in Cash ($)	Option Awards (1) ($)	Total ($)
James B. Speed	16,000	--	16,000
James D. Simpson, III	11,000	--	11,000
Terry A. Elliott	33,000	--	33,000
William H. Hanna	22,250	--	22,250
Richard B. Beauchamp	27,500	--	27,500
Joe D. Powers (2)	15,750	--	15,750

(1)	As of December 31, 2010, Mr. Beauchamp held outstanding options to purchase 1,500 shares and he is the only nonemployee director holding outstanding options.

(2)	Mr. Powers resigned from the Board of Directors effective May 5, 2010.

EXECUTIVE COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Until May 5, 2010, the Executive Compensation Committee was comprised of Joe D. Powers (Chairman), Richard B. Beauchamp and William H. Hanna.  After May 5, 2010, the date of Mr. Powers’ resignation, the Executive Compensation Committee is comprised of Richard B. Beauchamp (Chairman), William H. Hanna and Terry A. Elliott

During 2010, none of our executive officers served as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that had one or more executive officers serving as a member of our Board of Directors, our executive officers, and their affiliates.

See “Certain Transactions” for a description of certain transactions between us and our other directors, executive officers, or their affiliates, and “Executive Compensation – Director Compensation” for a description of compensation of the members of the Executive Compensation Committee.

EXECUTIVE COMPENSATION COMMITTEE REPORT

In performing its duties, the Executive Compensation Committee, as required by applicable rules and regulations promulgated by the SEC, issues a report recommending to the Board of Directors that our Compensation Discussion and Analysis be included in this Proxy Statement.  The Executive Compensation Committee Report follows.

The Executive Compensation Committee Report shall not be deemed to be incorporated by reference into any filing made by us under the Securities Act or the Exchange Act, notwithstanding any general statement contained in any such filings incorporating this Proxy Statement by reference, except to the extent we incorporate such report by specific reference.

We have reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management.  Based on that review and discussion, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Executive Compensation Committee:
Richard B. Beauchamp (Chairman)
William H. Hanna
Terry A. Elliott

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm utilized by us during fiscal years 2010 and 2009 was Grant Thornton LLP.  Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting and will be available to respond to appropriate questions.  The representatives of Grant Thornton LLP will have the opportunity to make a statement at the Annual Meeting if they choose to do so.

Principal Accounting Fees and Services

The following table presents fees for professional services rendered by our principal accountant, Grant Thornton LLP, for the years ended December 31, 2010 and 2009 for the audit of the Company’s consolidated financial statements and fees billed for other services rendered by Grant Thornton LLP during 2010 and 2009.

	2010	2009
Audit Fees (a)	$310,148	$292,840

Other Fees:
Audit-Related Fees (b)	--	--
Tax Fees (c)	28,944	--
All Other Fees	--	--

(a)
Fees and expenses for (i) the integrated audit of the consolidated financial statements included in our Annual Reports on Form 10-K and internal control over financial reporting; (ii) the reviews of the interim consolidated financial information included in our Quarterly Reports on Form 10-Q; (iii) consultations concerning financial accounting and reporting; and (iv) reviews of documents filed with the SEC and provision of related consents.

(b)	Fees and expenses paid to our principal accountant for audit-related services.

(c)	Fees and expenses paid to our principal accountant for (i) tax compliance; (ii) tax planning; and (iii) tax advice.

The Audit Committee selects the firm that performs the integrated audit of our consolidated financial statements and internal control over financial reporting, determines the compensation of that firm and pre-approves all services of any type that firm renders to us.  The Audit Committee has been informed of the types of services Grant Thornton LLP rendered to us and has determined that, in providing those services, Grant Thornton LLP has maintained its independence as to us.  The Audit Committee has a written policy for the pre-approval of the audit and non-audit services performed by our independent registered public accounting firm in order to assure that the provision of such services does not impair their independence.  The Audit Committee pre-approves the engagement terms and fees of annual audit services, and any changes in such terms and fees resulting from changes in audit scope, our structure or other matters.  The Audit Committee may also grant pre-approval for other audit services, audit-related services (which include assurance and related services that are reasonably related to the audit or review of our consolidated financial statements and that are traditionally performed by the independent auditor) and tax services.  Each pre-approval, unless earlier withdrawn or modified by the Audit Committee, has a term of twelve months, unless the Audit Committee specifically provides for a different period.  The pre-approval policy also contains a non-exclusive list of prohibited non-audit services that may not be performed by our independent registered public accounting firm, and provides that permissible non-audit services classified as “all other services” must be separately pre-approved by the Audit Committee.  The Audit Committee did not approve any services pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated under the Exchange Act, which permits the waiver of the pre-approval requirements in certain circumstances.

REPORT OF AUDIT COMMITTEE

In performing its duties, the Audit Committee, as required by applicable rules of the SEC, issues a report recommending to the Board of Directors that our audited financial statements be included in our annual report on Form 10-K, and determines certain other matters, including the independence of our independent registered public accounting firm.  The Audit Committee Report for 2010 is set forth below.

The Audit Committee Report shall not be deemed to be incorporated by reference into any filing made by us under the Securities Act or the Exchange Act, notwithstanding any general statement contained in any such filings incorporating this proxy statement by reference, except to the extent we incorporate such report by specific reference.

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to the quality and integrity of the Company’s financial reports and financial reporting processes and systems of internal controls over financial reporting.  The Company’s management has primary responsibility for the Company’s financial statements and the overall reporting process, including maintenance of the Company’s system of internal controls.  The Company retains an independent registered public accounting firm, which is responsible for conducting an independent audit of the Company’s financial statements, the effectiveness of management’s assessment of internal controls over financial reporting, and the effectiveness of internal controls over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing reports thereon.

In performing its duties, the Audit Committee has discussed the Company’s financial statements, management’s assessment of internal controls over financial reporting, and the effectiveness of internal controls over financial reporting with management and the Company’s independent registered public accounting firm and, in issuing this report, has relied upon the responses and information provided to the Audit Committee by management and such accounting firm.  For the fiscal year ended December 31, 2010, the Audit Committee (i) reviewed and discussed the audited financial statements, management’s assessment of internal controls over financial reporting, and the effectiveness of internal controls over financial reporting with management and Grant Thornton LLP, the Company’s independent registered public accounting firm; (ii) discussed with the independent registered public accounting firm the matters required to be disclosed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended; (iii) received and discussed with the independent registered public accounting firm the written disclosures and the letter from such accounting firm required by Independence Standards Board Statement No. 1, Independence Discussions with Audit Committees, as amended; and (iv) has discussed with the independent registered public accounting firm its independence. The Audit Committee met with representatives of the independent registered public accounting firm without management or other persons present four times during 2010.

Based on the foregoing reviews and meetings, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2010, for filing with the SEC.

Audit Committee:
Terry A. Elliott (Chairman)
Richard B. Beauchamp
William H. Hanna

CORPORATE GOVERNANCE AND RELATED MATTERS

We are committed to conducting our business in accordance with the highest ethical standards.  As part of that commitment, the Board has adopted a Code of Business Conduct and Ethics (“Code of Ethics”) applicable to all directors, officers and employees, which sets forth the conduct and ethics expected of all our affiliates and employees, a copy of which is available at our Internet address http://www.usa-truck.com under the “Corporate Governance” tab of the “Investors” menu.  In addition, any amendments to, or waivers of, any provision of the Code of Ethics that apply to our principal executive, financial, and accounting officers, or persons performing similar functions, will be posted at that same location on our website.

We adopted a Policy Statement and Procedures for Reporting of Violations and Complaints (“Whistleblower Policy”), a copy of which is available at our Internet address http://www.usa-truck.com under the “Corporate Governance” tab of the “Investors” menu.  The Whistleblower Policy is intended to create a workplace environment that encourages open and honest communication and to hold USA Truck and our personnel, including senior management, accountable for adhering to our ethical standards.  The Whistleblower Policy establishes procedures for any person to report violations by us or any of our personnel of our Code of Ethics or any laws, rules or regulations without fear of retaliation.  The Whistleblower Policy also contains special procedures for submission by employees of confidential, anonymous complaints involving our accounting practices and internal accounting controls.

We also adopted a Stockholder Communications with Directors Policy, which describes the manner in which stockholders can send communications to the Board and sets forth our policy regarding Board members’ attendance at annual meetings of stockholders.  This Policy is available at our Internet address http://www.usa-truck.com under the “Corporate Governance” tab of the “Investors” menu.

CERTAIN TRANSACTIONS

We have a long-standing written policy of not making loans to our officers, directors or affiliates. Our policy further prohibits entering into leases, equipment purchase agreements or other contracts with our officers, directors or affiliates unless the Board, and the disinterested members of the Board, so approve upon the Audit Committee’s recommendation, after the Audit Committee has determined that the transaction is reasonable, in the best interest of USA Truck and on terms no less favorable than could be obtained from an unrelated third party.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.  Based solely upon a review of the copies of such forms furnished to us, we believe that none of our officers, directors, and greater than 10% beneficial owners failed to file on a timely basis the reports required by Section 16(a).

STOCKHOLDER PROPOSALS

Our 2012 Annual Meeting is tentatively scheduled to be held during the first week of May 2011.  Our current bylaws provide that to be considered for inclusion in the proxy material for an annual meeting, stockholder proposals, including proposals nominating persons for election to the Board, must be received at our principal executive offices no later than 120 days prior to the date of our proxy statement released to stockholders in connection with the previous year’s annual meeting.  Accordingly, under our current bylaws, proposals submitted for inclusion in the proxy statement relating to the 2012 Annual Meeting must be received by us no later than December 7, 2011.  Under our proposed amended and restated bylaws described in Proposal Two, the deadline for receiving stockholder proposals is no earlier than January 5, 2012 and no later than February 4, 2012.

Any such proposal must be set forth in a notice containing certain information specified in our bylaws in effect at that time.  Our current bylaws also provide that, to be eligible to submit such a proposal, a stockholder must be the record or beneficial owner of at least 1% or $1,000 in market value of the shares of stock entitled to be voted at the annual meeting and must have held such shares for at least one year.  However, current SEC rules provide that to be eligible to submit a proposal, a stockholder must be the record owner of at least 1% or $2,000 in market value of the shares of stock entitled to be voted at the annual meeting and must have held such shares for at least one year.  Under our proposed amended and restated bylaws described in Proposal Two, stockholders must meet the higher threshold set forth in the SEC rules.
The SEC’s rules allow us to exclude from our proxy materials stockholder proposals that relate to certain types of matters or that are submitted under certain circumstances.

STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES.

                                                                By Order of the Board of Directors
                                                                J. RODNEY MILLS
                                                                Secretary

April 6, 2011

Upon written request of any stockholder, the Company will furnish, without charge, a copy of the Company’s 2009 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, including the financial statements and schedules thereto.  The written request should be sent to J. Rodney Mills, Secretary of the Company, at the Company’s executive offices, 3200 Industrial Park Road, Van Buren, Arkansas 72956.  The written request must state that as of March 7, 2011, the person making the request was a beneficial owner of shares of the Common Stock of the Company.

ANNEX A

BYLAWS

OF

USA TRUCK, INC.

As Amended and Restated
on May ___, 2011

ARTICLE I.

OFFICES

Section 1.  Registered Office.  The registered office of USA Truck, Inc. (hereinafter called the "Corporation") in the State of Delaware shall be in the City of Wilmington, County of New Castle, and the registered agent in charge thereof shall be The Corporation Trust Company.

Section 2.  Other Offices.  The Corporation may also have offices at such other places, and keep the books and records of the Corporation, except as otherwise may be required by law, at such other place or places, either within or without the State of Delaware, as the Board of Directors may from time to time determine or the business of the Corporation require.

ARTICLE II.

MEETINGS OF STOCKHOLDERS

Section 1.  Place of Meeting.  All meetings of the stockholders shall be held at the office of the Corporation or at such other places, within or without the State of Delaware, as may from time to time be fixed by the Board of Directors, the Chairman of the Board, the Chief Executive Officer, or the President.

Section 2.  Annual Meetings.  The annual meetings of stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held on the third Tuesday in May of each year, if not a legal holiday under the laws of the place where the meeting is to be held, and if a legal holiday, then on the next succeeding day not a legal holiday under the laws of such place, or on such other date and at such hour as may from time to time be established by the Board of Directors.

Section 3.  Special Meetings.  Except as otherwise required by law and subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, special meetings of the stockholders for any purpose or purposes may be called only by the Chairman of the Board, the Chief Executive Officer, the President, or a majority of the entire Board of Directors.  Only such business as is specified in the notice of any special meeting of the stockholders shall come before such meeting.

Section 4.  Notice of Meetings.  Except as otherwise provided by law, written notice of each meeting of the stockholders, whether annual or special, shall be given, either by personal delivery or by mail, not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder of record entitled to notice of the meeting.  If mailed, such notice shall be deemed given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the Corporation.  Each such notice shall state the place, date, and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.  Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy without protesting, prior to or at the commencement of the meeting, the lack of proper notice to such stockholder, or who shall waive notice thereof as provided in Article X of these Bylaws.  Notice of adjournment of a meeting of stockholders need not be given if the time and place to which it is adjourned are announced at such meeting, unless the adjournment is for more than thirty (30) days or, after adjournment, a new record date is fixed for the adjourned meeting.

Section 5.  Nature of Business at Meetings of Stockholders.  Only such business (other than nominations for election to the Board of Directors, which must comply with the provisions of Section 6 of this Article II) may be transacted at an annual meeting of stockholders as is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof), or (c) otherwise properly brought before the annual meeting by any stockholder of the Corporation (i) who is a Qualified Stockholder (as defined below) of record on the date of the giving of the notice provided for in this Section 5 of this Article II and on the record date for the determination of stockholders entitled to notice of and to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Section 5 of this Article II.  "Qualified Stockholder" means any stockholder that is entitled to vote at the meeting and meets the requirements set forth in Rule 14a-8(b)(1) under the Exchange Act as in effect from time to time (or any successor law, rule, or regulation).

In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

To be timely, a stockholder’s notice to the Secretary must be delivered to or be mailed and received at the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred and twenty (120) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within twenty-five (25) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the first day on which such notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting otherwise was made, whichever first occurs. In no event shall the adjournment or postponement of an annual meeting, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

To be in proper written form, a stockholder’s notice to the Secretary must set forth the following information: (a) as to each matter such stockholder proposes to bring before the annual meeting, a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, and (b) as to the stockholder giving notice and the beneficial owner, if any, on whose behalf the proposal is being made, (i) the name and address of such person, (ii) (A) the class or series and number of all shares of stock of the Corporation that are owned beneficially or of record by such person and any affiliates or associates of such person, (B) the name of each nominee holder of shares of all stock of the Corporation owned beneficially but not of record by such person or any affiliates or associates of such person, and the number of such shares of stock of the Corporation held by each such nominee holder, (C) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of such person, or any affiliates or associates of such person, with respect to stock of the Corporation, and (D) whether and the extent to which any other transaction, agreement, arrangement, or understanding (including any short position or any borrowing or lending of shares of stock of the Corporation) has been made by or on behalf of such person, or any affiliates or associates of such person, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk, or benefit of stock price changes for, such person, or any affiliates or associates of such person, or to increase or decrease the voting power or pecuniary or economic interest of such person, or any affiliates or associates of such person, with respect to stock of the Corporation, (iii) a description of all agreements, arrangements, or understandings (whether written or oral) between or among such person, or any affiliates or associates of such person, and any other person or persons (including their names) in connection with the proposal of such business and any material interest of such person or any affiliates or associates of such person, in such business, including any anticipated benefit therefrom to such person, or any affiliates or associates of such person, (iv) a representation that the stockholder giving notice intends to appear in person or by proxy at the annual meeting to bring such business before the annual meeting, and (v) any other information relating to such person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies by such person with respect to the proposed business to be brought by such person before the annual meeting pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder.

A stockholder providing notice of business proposed to be brought before an annual meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 5 of this Article II shall be true and correct as of the record date for determining the stockholders entitled to receive notice of the annual meeting and such update and supplement shall be delivered to or be mailed and received by the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for determining the stockholders entitled to receive notice of the annual meeting.

No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 5 of this Article II; provided, however, that, once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 5 of this Article II shall be deemed to preclude discussion by any stockholder of any such business. If the chairman of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the foregoing procedures, the chairman shall declare to the meeting that the business was not properly brought before the annual meeting and such business shall not be transacted.

Nothing contained in this Section 5 of this Article II shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act (or any successor law, rule, or regulation).

Section 6.  Nomination of Directors.  Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided to the holders of preferred stock of the Corporation in accordance with the Certificate of Incorporation.  Nominations of persons for election to the Board of Directors may be made at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any Qualified Stockholder of the Corporation who complies with the notice procedures set forth in this Section 6 of this Article II.

In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

To be timely, a stockholder’s notice to the Secretary must be delivered to or be mailed and received at the principal executive offices of the Corporation (a) in the case of an annual meeting, not less than ninety (90) days nor more than one hundred and twenty (120) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within twenty-five (25) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the first day on which such notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting otherwise was made, whichever first occurs; and (b) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the first day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting otherwise was made, whichever first occurs.  In no event shall the adjournment or postponement of an annual meeting or a special meeting called for the purpose of electing directors, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

To be in proper written form, a stockholder’s notice to the Secretary must set forth the following information: (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address, and residence address of such person, (ii) the principal occupation or employment of such person, (iii) (A) the class or series and number of all shares of stock of the Corporation that are owned beneficially or of record by such person and any affiliates or associates of such person, (B) the name of each nominee holder of shares of all stock of the Corporation owned beneficially but not of record by such person or any affiliates or associates of such person, and the number of such shares of stock of the Corporation held by each such nominee holder, (C) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest, or other transaction has been entered into by or on behalf of such person, or any affiliates or associates of such person, with respect to stock of the Corporation, and (D) whether and the extent to which any other transaction, agreement, arrangement, or understanding (including any short position or any borrowing or lending of shares of stock of the Corporation) has been made by or on behalf of such person, or any affiliates or associates of such person, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk or benefit of stock price changes for, such person, or any affiliates or associates of such person, or to increase or decrease the voting power or pecuniary or economic interest of such person, or any affiliates or associates of such person, with respect to stock of the Corporation, and (iv) any other information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice, and the beneficial owner, if any, on whose behalf the nomination is being made, (i) the name and record address of such person, (ii) (A) the class or series and number of all shares of stock of the Corporation that are owned beneficially or of record by such person and any affiliates or associates of such person, (B) the name of each nominee holder of shares of the Corporation owned beneficially but not of record by such person, or any affiliates or associates of such person, and the number of shares of stock of the Corporation held by each such nominee holder, (C) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest, or other transaction has been entered into by or on behalf of such person, or any affiliates or associates of such person, with respect to stock of the Corporation, and (D) whether and the extent to which any other transaction, agreement, arrangement, or understanding (including any short position or any borrowing or lending of shares of stock of the Corporation) has been made by or on behalf of such person, or any affiliates or associates of such person, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk or benefit of stock price changes for, such person, or any affiliates or associates of such person, or to increase or decrease the voting power or pecuniary or economic interest of such person, or any affiliates or associates of such person, with respect to stock of the Corporation, (iii) a description of all agreements, arrangements, or understandings (whether written or oral) between such person, or any affiliates or associates of such person, and any proposed nominee or any other person or persons (including their names) pursuant to which the nomination(s) are being made by such person, and any material interest of such person, or any affiliates or associates of such person, in such nomination, including any anticipated benefit therefrom to such person, or any affiliates or associates of such person, (iv) a representation that the stockholder giving notice intends to appear in person or by proxy at the annual meeting or special meeting to nominate the persons named in its notice, and (v) any other information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder.  Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected, representation by each proposed nominee that such nominee does not have, nor will have, any undisclosed voting commitments or other arrangements with respect to such nominee's actions as a director if elected, and a questionnaire completed by proposed nominee, the form of which shall be provided by the Corporation upon written request.

A stockholder providing notice of any nomination proposed to be made at an annual meeting or special meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 6 of this Article II shall be true and correct as of the record date for determining the stockholders entitled to receive notice of the annual meeting or special meeting, and such update and supplement shall be delivered to or be mailed and received by the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for determining the stockholders entitled to receive notice of such annual meeting or special meeting.

No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 6 of this Article II.  If the chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

Nothing contained in this Section 6 of this Article II shall be deemed to affect any rights of stockholders to request inclusion of nominees for director in the Corporation’s proxy statement pursuant to Rule 14a-11 under the Exchange Act as in effect from time to time (or any successor law, rule, or regulation).

Section 7.  Quorum.  Except as otherwise provided by law or by the Certificate of Incorporation of the Corporation, the holders of a majority of the shares of stock entitled to be voted, which if any vote is to be taken by classes shall mean the holders of a majority of the shares of each such class, present in person or represented by proxy, shall constitute a quorum at any meeting of the stockholders.  Abstentions and broker non-votes (i.e., a proxy card returned by a holder on behalf of its beneficial owner that is not voted on a particular matter because voting instructions were not received and the broker has no discretionary authority to vote in accordance with applicable legal requirements or exchange rules) will be counted as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business.

Section 8.  Adjournments.  In the absence of a quorum, the holders of a majority of the shares of stock entitled to be voted at the meeting, present in person or represented by proxy, may adjourn the meeting from time to time.  At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

Section 9.  Order of Business.  At each meeting of the stockholders, the Chairman of the Board, or in the absence of the Chairman of the Board, the Chief Executive Officer, or in the absence of both, a member of the Board chosen by a majority of the directors present, shall act as chairman.  The order of business at each such meeting shall be as determined by the chairman of the meeting.  The chairman of the meeting shall have the right and authority to prescribe such rules, regulations, and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the establishment of procedures for the maintenance of order and safety, limitations on the time allotted to questions or comments on the affairs of the Corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof, and the opening and closing of the voting polls.

Section 10.  List of Stockholders.  It shall be the duty of the Secretary or other officer of the Corporation who has charge of the stock ledger to prepare and make, at least ten (10) days before each meeting of stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in such stockholder's name.  Such list shall be produced and kept available at the times and places required by law.

Section11.  Voting.  Except as otherwise provided by law or by the Certificate of Incorporation of the Corporation, each stockholder of record of any class or series of stock having a preference over the common stock of the Corporation as to dividends or upon liquidation shall be entitled at each meeting of the stockholders to such number of votes for each share of such stock as may be fixed in the Certificate of Incorporation or in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such stock, and each stockholder of record of common stock shall be entitled at each meeting of the stockholders to one vote for each share of such stock, in each case, registered in such stockholder's name on the books of the Corporation:

(a) on the date fixed pursuant to Section 6 of Article VII of these Bylaws as the record date for the determination of stockholders entitled to notice of and to vote at such meeting; or

(b) if no such record date shall have been so fixed, then at the close of business on the day next preceding the date on which notice of such meeting is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

Each stockholder entitled to vote at any meeting of stockholders may authorize any person or persons to act for such stockholder by a proxy signed by such stockholder or such stockholder's attorney-in-fact.  Any such proxy shall be delivered to the secretary of such meeting at or prior to the time designated for holding such meeting but, in any event, not later than the time designated in the order of business for so delivering such proxies.  No such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period.

At each meeting of the stockholders, all corporate actions, other than the election of directors, to be taken by vote of the stockholders (except as otherwise required by law and except as otherwise provided in the Certificate of Incorporation or these Bylaws) shall be authorized by a majority of the votes cast by the stockholders entitled to vote thereon, present in person or represented by proxy.  Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of the directors.  Where a separate vote by a class or classes is required, the affirmative vote of a majority of shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class.  Abstentions and broker non-votes will not be counted for purposes of determining the number of votes cast with respect to a proposed corporate action.  Accordingly, abstentions and broker non-votes will not be considered as votes cast and thus will not affect the outcome of voting on such proposed corporate action.

Unless required by law or determined by the chairman of the meeting to be advisable, the vote on any matter other than the election of directors need not be by written ballot.  In the case of a vote by written ballot, each ballot shall be signed by the stockholder voting, or by such stockholder's proxy, and shall state the number of shares voted.

Section 12.  Inspectors.  Either the Board of Directors or, in the absence of a designation of inspectors by the Board, the chairman of any meeting of stockholders may, in its or such person's discretion, appoint two or more inspectors to act at any meeting of stockholders.  Such inspectors shall perform such duties as shall be specified by the Board or the chairman of the meeting.  Inspectors need not be stockholders.  No director or nominee for the office of director shall be appointed such an inspector.
Section 13.  Action Without Meeting.  Any action required to be taken at any annual or special meeting of the stockholders of the Corporation, or any action which may be taken at any annual or special meeting of the stockholders of the Corporation, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of not less than the minimum  number of votes that would be necessary to authorize or take such action and shall be delivered to the Corporation by delivery to its principal place of business or to the Secretary of the Corporation.

Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered in the manner required by this Section 13 to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation by delivery to its principal place of business or to the Secretary of the Corporation.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing to such action.

Section 14.                      Participation in Meeting by Means of Communication Equipment.  Any stockholder may participate in any meeting of the stockholders by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

ARTICLE III.

BOARD OF DIRECTORS

Section 1.  General Powers.  The business of the Corporation shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by the Certificate of Incorporation of the Corporation directed or required to be exercised or done by the stockholders.

Section 2.  Number.  The number of directors which shall constitute the whole board shall be eight (8), but, by vote of a majority of the entire Board of Directors, the number thereof may be decreased from time to time and, by vote of at least seventy-five percent (75%) of the directors then in office, the number thereof may be increased from time to time.  No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

Section 3.  Qualification, Nomination, and Election.  Each director must meet the qualifications set from time-to-time by the Nominating and Corporate Governance Committee of the Board of Directors or any successor committee or committees organized by the Board of Directors.

Subject to the provisions of law and the rights of holders of the preferred stock or any series thereof, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation.  Nominations of persons for election to the Board of Directors may be made at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any stockholder of the Corporation who complies with the notice procedures set forth in Section 6 of Article II.

In any election of directors, the persons receiving a plurality of the votes cast, up to the number of directors to be elected in such election, shall be deemed elected.

Section 4.  Quorum and Manner of Acting.  Except as otherwise provided by law, the Certificate of Incorporation of the Corporation or these Bylaws, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board, and, except as so provided, the vote of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board.  In the absence of a quorum, a majority of the directors present may adjourn the meeting to another time and place.  At any adjourned meeting at which a quorum is present, any business that might have been transacted at the meeting as originally called may be transacted.

Section 5.  Place of Meeting.  The Board of Directors of the Corporation may hold its meetings at such place or places within or without the State of Delaware as the Board may from time to time determine or as shall be specified or fixed in the respective notices or waivers of notice thereof.

Section 6.  Regular Meetings.  Regular meetings of the Board of Directors shall be held whenever at such times and places as the Board shall from time to time by resolution determine.  If any day fixed for a regular meeting shall be a legal holiday under the laws of the place where the meeting is to be held, the meeting that would otherwise be held on that day shall be held at the same hour on the next succeeding business day.

Section 7.  Special Meetings.  Special meetings of the Board of Directors shall be held whenever called by the Chairman of the Board, the Chief Executive Officer, or the President or by a majority of the directors.

Section 8.  Notice of Meetings.  Notice of regular meetings of the Board of Directors or of any adjourned meeting thereof need not be given.  Notice of each special meeting of the Board shall be mailed to each director, addressed to such director at such director's residence or usual place of business, at least two (2) days before the day on which the meeting is to be held or shall be sent to such director at such place by telegraph or be given personally or by telephone, not later than the day before the meeting is to be held, but notice need not be given to any director who shall, either before or after the meeting, submit a signed waiver of such notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of notice to such director.  Every such notice shall state the time and place but need not state the purpose of the meeting.

Section 9.  Organization.  At each meeting of the Board of Directors or any committee thereof, the Chairman of the Board of Directors or the chairman of such committee, as the case may be, or, in his or her absence or if there be none, another director chosen by a majority of the directors present, shall act as chairman.  The Secretary of the Corporation shall act as secretary at each meeting of the Board of Directors and of each committee thereof.  In case the Secretary shall be absent from any meeting of the Board of Directors or of any committee thereof, an Assistant Secretary shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the Secretary and all the Assistant Secretaries, the Chairman of the meeting may appoint any person to act as secretary of the meeting.  Notwithstanding the foregoing, the Board of Directors or any committee thereof may appoint any person to act as secretary of any meeting of the Board or such committee and the Secretary or any Assistant Secretary of the Corporation may, but need not if such committee so elects, serve in such capacity.

Section 10.  Rules and Regulations.  The Board of Directors may adopt such rules and regulations not inconsistent with the provisions of law, the Certificate of Incorporation of the Corporation, or these Bylaws for the conduct of its meetings and management of the affairs of the Corporation as the Board may deem proper.

Section 11.  Participation in Meeting by Means of Communication Equipment.  Any one or more members of the Board of Directors or any committee thereof may participate in any meeting of the Board or of any such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

Section 12.  Action Without Meeting.  Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or of any such committee consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board or of such committee.

Section 13.  Resignations.  Any director of the Corporation may at any time resign by giving written notice to the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President, or the Secretary of the Corporation.  Such resignation shall take effect at the time specified therein or, if the time be not specified, upon receipt thereof; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 14.  Vacancies.  Subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, newly created directorships resulting from any increase in the authorized number of directors and any vacancies on the Board of Directors may be filled only by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until their successors are duly elected and shall qualify, unless sooner displaced.  If there are no directors in office then an election of directors may be held in the manner provided by statute.

Section 15.  Compensation.  The Board of Directors shall have authority to determine, from time to time, the amount of compensation, if any, which shall be paid to its members for their services as directors and as members of committees of the Board.  In addition, the Board of Directors shall have authority to determine, from time to time, the amount, if any, to be paid to its members in reimbursement for the reasonable expenses incurred by such persons in connection with the performance of their duties as directors or as members of committees of the Board.  Nothing contained in this Section 15 shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

Section 16.  Directors Emeritus.  The Board of Directors may appoint one or more directors emeritus as it shall from time to time determine.  Each director emeritus appointed shall hold office at the pleasure of the Board of Directors.  A director emeritus shall be entitled, but shall have no obligation, to attend and be present at the meetings of the Board of Directors, although a meeting of the Board of Directors may be held without notice to any director emeritus and no director emeritus shall be considered in determining whether a quorum of the Board of Directors is present.  A director emeritus shall advise and counsel the Board of Directors on the business and operations of the Corporation as requested by the Board; however, a director emeritus shall not be entitled to vote on any matter presented to the Board of Directors.  A director emeritus, in consideration of such person serving as a director emeritus, shall be entitled to receive from the Corporation such fees for attendance at meetings of the Board of Directors as the Board shall from time to time determine.  In addition, a director emeritus shall be entitled to receive from the Corporation reimbursement for the reasonable expenses incurred by such person in connection with the performance of such person's duties as a director emeritus.

ARTICLE IV.

EXECUTIVE AND OTHER COMMITTEES

Section 1.  Executive Committee.  The Board of Directors may, by resolution passed by a majority of the whole board, designate annually two or more of its members to constitute members or alternate members of an Executive Committee, which committee shall have and may exercise, between meetings of the Board, all the powers and authority of the Board in the management of the business affairs of the Corporation, including, if such committee is so empowered and authorized by resolution adopted by a majority of the entire Board, the power and authority to declare a dividend and to authorize the issuance of stock, and may authorize the seal of the Corporation to be affixed to all papers that may require it, except that the Executive Committee shall not have such power or authority in reference to:

(a)  amending the Certificate of Incorporation of the Corporation;

(b)  adopting an agreement of merger or consolidation involving the Corporation;

(c)  recommending to the stockholders the sale, lease, or exchange of all or substantially all of the property and assets of the Corporation;

(d)  recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution;

(e)  adopting, amending, or repealing any bylaw of the Corporation;

(f)  filling vacancies on the Board or any committee of the Board, including the Executive Committee; or

(g)  amending or repealing any resolution of the Board that by its terms may be amended or repealed only by the Board.

The Board shall have the power at any time to change the membership of the Executive Committee, to fill all vacancies in it, and to discharge it, either with or without cause.

Section 2.  Other Committees.  The Board of Directors may, by resolution adopted by a majority of the entire Board, designate from among its members one or more committees, each of which shall, except as otherwise prescribed by law, have such authority of the Board as may be specified in the resolution of the Board designating such committee.  A majority of all members of such committee may determine its action and fix the time and place of its meetings, unless the Board shall otherwise provide.  The Board shall have the power at any time to change the membership of, to fill all vacancies in, and to discharge any such committee, either with or without cause.

Section 3.  Procedure, Meetings, and Quorum.  Regular meetings of the Executive Committee or any other committee of the Board of Directors, of which no notice shall be necessary, may be held at such times and places as shall be fixed by resolution adopted by a majority of the members thereof.  Special meetings of the Executive Committee or any other committee of the Board shall be called at the request of any member thereof.  Notice of each special meeting of the Executive Committee or any other committee of the Board shall be sent by mail, telegraph, or telephone, or be delivered personally to each member thereof not later than the day before the day on which the meeting is to be held, but notice need not be given to any member who shall, either before or after the meeting, submit a signed waiver of such notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of notice to such member.  Any special meeting of the Executive Committee or any other committee of the Board shall be a legal meeting without any notice thereof having been given if all the members thereof shall be present thereat.  Notice of any adjourned meeting of the Executive Committee or any other committee of the Board need not be given.  The Executive Committee or any other committee of the Board may adopt such rules and regulations not inconsistent with the provisions of law, the Certificate of Incorporation of the Corporation, or these Bylaws for the conduct of its meetings as the Executive Committee or such other committee deems proper.  A majority of the Executive Committee or any other committee of the Board shall constitute a quorum for the transaction of business at any meeting, and the vote of a majority of the members thereof present at any meeting at which a quorum is present shall be the act of such committee.  The Executive Committee and any other committee of the Board of Directors shall keep written minutes of its proceedings and shall report on such proceedings to the Board.

ARTICLE V

OFFICERS

Section 1.  Number and Term of Office.  The officers of the Corporation shall be elected by the Board of Directors and shall be a Chief Executive Officer (who shall be the President unless a separate Chief Executive Officer shall be appointed), President, one or more Vice Presidents, a Treasurer, a Secretary, and such other officers or agents with such titles and such duties as the Board of Directors may from time to time determine, including without limitation a Chairman of the Board and a Controller, each to have authority, functions, or duties as in these Bylaws provided or as the Board may from time to time determine, and each to hold office for such term as may be prescribed by the Board and until such person's successor shall have been elected and shall qualify, or until such person's death or resignation, or until such person's removal in the manner hereinafter provided.  If one is to be elected, the Chairman of the Board shall be elected from among the directors.  One person may hold the offices and perform the duties of any two or more of said officers; provided, however, that no officer shall execute, acknowledge, or verify any instrument in more than one capacity if such instrument is required by law, the Certificate of Incorporation of the Corporation, or these Bylaws to be executed, acknowledged, or verified by two or more officers.  The Board may from time to time authorize any officer to appoint and remove any such other officers and agents and to prescribe their powers and duties.  The Board may require any officer or agent to give security for the faithful performance of such person's duties.

Section 2.  Removal.  Any officer may be removed, either with or without cause, by the Board of Directors at any meeting thereof called for that purpose, or, except in the case of any officer elected by the Board, by any committee or superior officer upon whom such power may be conferred by the Board.

Section 3.  Resignation.  Any officer may at any time resign by giving written notice to the Board of Directors, the Chief Executive Officer, the President, or the Secretary of the Corporation.  Any such resignation shall take effect at the date of receipt of such notice or at any later date specified therein, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 4.  Vacancies.  A vacancy in any office because of death, resignation, removal, or any other cause may be filled for the unexpired portion of the term in the manner prescribed in these Bylaws for election to such office.

Section 5.  Chief Executive Officer.  The Chief Executive Officer shall have general supervision over the business of the Corporation, subject, however, to the control of the Board and of any duly authorized committee of the Board.  The Chief Executive Officer may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts, and other instruments, except in cases in which the signing and execution thereof shall be expressly delegated by resolution of the Board or by these Bylaws to some other officer or agent of the Corporation or shall be required by applicable law otherwise to be signed or executed, and, in general, the Chief Executive Officer shall perform all duties incident to the office of Chief Executive Officer of a corporation and such other duties as may from time to time be assigned to the Chief Executive Officer by resolution of the Board.

Section 6.  President.  At the request of the Chief Executive Officer, or, in the Chief Executive Officer’s absence, at the request of the Board, the President shall perform all of the duties of the Chief Executive Officer and, in so performing, shall have all the powers of, and be subject to all restrictions upon, the Chief Executive Officer.  The President may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts, and other instruments, except in cases in which the signing and execution thereof shall be expressly delegated by resolution of the Board or by these Bylaws to some other officer or agent of the Corporation or shall be required by applicable law otherwise to be signed or executed, and, in general, the President shall perform all duties incident to the office of President of a corporation and such other duties as may from time to time be assigned to the President by resolution of the Board.

Section 7.  Chairman of the Board.  If elected, the Chairman of the Board shall, if present, preside at meetings of the stockholders, meetings of the Board, and meetings of the Executive Committee (if a member thereof).  The Chairman shall perform all duties incident to the position of Chairman of a corporation and such other duties as may from time to time be assigned to the Chairman by resolution of the Board.

Section 8.  Vice Presidents.  Each Vice President shall have such powers and duties as shall be prescribed by the Chief Executive Officer, President, the Chairman of the Board, or the Board of Directors.  Any Vice President may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts, or other instruments authorized by the Board or any committee thereof empowered to authorize the same.

Section 9.  Treasurer.  The Treasurer shall perform all duties incident to the office of Treasurer and such other duties as from time to time may be assigned to the Treasurer by the Chief Executive Officer, President, the Chairman of the Board, or the Board of Directors.

Section 10.  Secretary.  The Secretary shall record all the proceedings of the meetings of the stockholders, the Board of Directors, and the committees of the Board of Directors, if any, in one or more books kept for that purpose and will act as secretary at such meetings unless the Board of Directors appoints some other person to act as secretary at such meetings.  The Secretary shall see that all notices required to be given by the Corporation are duly given and served; the Secretary shall be custodian of the seal of the Corporation (if one is adopted) and shall affix the seal or cause it to be affixed to all certificates of stock of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided) and to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these Bylaws.  The Secretary shall have charge of the stock ledger books and also of the other books, records, and papers of the Corporation and shall see that the reports, statements, and other documents required by law are properly kept and filed; and the Secretary shall in general perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to such person by the Chief Executive Officer, President, the Chairman of the Board, or the Board of Directors.

Section 11.  Controller.  If elected, the Controller shall perform all of the duties incident to the office of the Controller and such other duties as from time to time may be assigned to such person by the Chief Executive Officer, the President, the Chairman of the Board, or the Board of Directors.

Section 12.  Assistant Treasurers, Secretaries, and Controllers.  If elected, the Assistant Treasurers, the Assistant Secretaries, and the Assistant Controllers shall perform such duties as shall be assigned to them by the Treasurer, Secretary, or Controller, respectively, or by the Chief Executive Officer, the President, the Chairman of the Board, or the Board of Directors.
ARTICLE VI.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 1.  Power to Indemnify in Actions, Suits, or Proceedings Other than Those by or in the Right of the Corporation.  Subject to Section 3 of this Article VI, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit, or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.  The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

Section 2.  Power to Indemnify in Actions, Suits, or Proceedings by or in the Right of the Corporation.  Subject to Section 3 of this Article VI, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of the State of Delaware or such other court shall deem proper.

Section 3.  Authorization of Indemnification.  Any indemnification under Section 1 or 2 of this Article VI (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the present or former director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 1 or 2 of this Article VI, as the case may be.  Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (i) by a majority vote of the directors who are not parties to such action, suit, or proceeding, even though less than a quorum, (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (iv) by the stockholders. Such determination shall be made, with respect to former directors and officers, by any person or persons having the authority to act on the matter on behalf of the Corporation.

Section 4.  Good Faith Defined.  For purposes of any determination under Section 3 of this Article VI, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person’s conduct was unlawful, if such person’s action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to such person by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise, or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise.  The provisions of this Section 4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Section 1 or Section 2 of this Article VI, as the case may be.

Section 5.  Right to Indemnification.  Notwithstanding the other provisions of this Article VI, to the extent that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Section 1 or 2 of this Article VI, or in defense of any claim, issue, or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

Section 6.  Advancement of Expenses.  Expenses (including attorneys' fees) incurred by a director or officer in defending any civil, criminal, administrative, or investigative action, suit, or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit, or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article VI.  Such expenses (including attorneys' fees) incurred by former directors and officers or other employees or agents may be paid upon such terms and conditions, if any, as the Corporation deems appropriate.

Section 7.  Indemnification by a Court.  Notwithstanding any contrary determination in the specific case under Section 3 of this Article VI, and notwithstanding the absence of any determination thereunder, any director or officer may apply to the Court of Chancery of the State of Delaware or any other court of competent jurisdiction in the State of Delaware for indemnification to the extent otherwise permissible under Section 1 or Section 2 of this Article VI.  The basis of such indemnification by a court shall be a determination by such court that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 1 or Section 2 of this Article VI, as the case may be.  Neither a contrary determination in the specific case under Section 3 of this Article VI nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the director or officer seeking indemnification has not met any applicable standard of conduct.  Notice of any application for indemnification pursuant to this Section 7 shall be given to the Corporation promptly upon the filing of such application.  If successful, in whole or in part, the director or officer seeking indemnification shall also be entitled to be paid the expense of prosecuting such application.

Section 8.  Nonexclusivity of Indemnification and Advancement of Expenses.  The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VI shall not be deemed exclusive of any other rights to which any person seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Section 1 and Section 2 of this Article VI shall be made to the fullest extent permitted by law.  All rights to indemnification under this Article VI shall be deemed to be provided by a contract between the Corporation and the director or officer who served in such capacity at any time while these Bylaws and other relevant provisions of the Delaware General Corporation Law and other applicable law, if any, are in effect.  Any repeal or modification thereof shall not affect any rights or obligations then existing.  The provisions of this Article VI shall not be deemed to preclude the indemnification of any person who is not specified in Section 1 or Section 2 of this Article VI but whom the Corporation has the power or obligation to indemnify under the provisions of the Delaware General Corporation Law, or otherwise.

Section 9.  Indemnification of Employees or Agents.  The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article VI to directors and officers of the Corporation.

Section 10.  Insurance.  The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power or obligation to indemnify such person against such liability under the applicable provisions of this Article VI.

Section 11.  Definitions of Certain Terms.  For purposes of this Article VI, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors and officers, so that any person who is or was a director or officer of such constituent corporation, or is or was a director or officer of the such constituent corporation serving at the request of such constituent corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, shall stand in the same position under the provisions of this Article VI with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

For purposes of this Article VI, references to "other enterprise" shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan, or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee, or agent; references to "fines" shall include any excise tax assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee, or officer of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article VI.

Section 12.  Survival of Indemnification and Advancement of Expenses.  The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VI shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors, and administrators of such a person.

Section 13.  Future Amendments.  The provisions of this Article VI are intended to require the Corporation to provide indemnification to its directors or officers and its directors or officers serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, to the fullest extent permitted by the Delaware General Corporation Law.  If the Delaware General Corporation Law is amended at any time after the adoption of these Bylaws, and such amendment permits the Corporation to provide broader indemnification rights than are granted by the provisions of this Article VI, then the Corporation shall indemnify such persons to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

ARTICLE VII.

CAPITAL STOCK

Section 1.  Shares of Stock.  The shares of capital stock of the Corporation shall be represented by a certificate, unless and until the Board of Directors of the Corporation adopts a resolution permitting shares to be uncertificated.  Certificates representing shares of stock of the Corporation shall be in such form as shall be approved by the Board.  The certificates representing shares of stock shall be signed by, or in the name of, the Corporation by the Chairman of the Board or the Chief Executive Officer or the President or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer of the Corporation, and sealed with the seal of the Corporation (if one has been adopted), which may be by a facsimile thereof.  Any or all such signatures may be facsimiles if countersigned by a transfer agent or registrar.  Although any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate ceases to be such officer, transfer agent, or registrar before such certificate is issued, it may nevertheless be issued by the Corporation with the same effect as if such officer, transfer agent, or registrar were still such at the date of issue.

The stock ledger and blank share certificates shall be kept by the Secretary, a transfer agent, or a registrar or by any other officer or agent designated by the Board.

Section 2.  Transfer of Shares.  Stock of the Corporation shall be transferable in the manner prescribed by applicable law and in these Bylaws.  Transfers of stock shall be made on the books of the Corporation, and in the case of certificated shares of stock, only by the person named in the certificate or by such person’s attorney lawfully constituted in writing and upon the surrender of the certificate therefor, properly endorsed for transfer and payment of all necessary transfer taxes; or, in the case of uncertificated shares of stock, upon receipt of proper transfer instructions from the registered holder of the shares or by such person’s attorney lawfully constituted in writing, and upon payment of all necessary transfer taxes and compliance with appropriate procedures for transferring shares in uncertificated form; provided, however, that such surrender and endorsement, compliance or payment of taxes shall not be required in any case in which the officers of the Corporation shall determine to waive such requirement. With respect to certificated shares of stock, every certificate exchanged, returned, or surrendered to the Corporation shall be marked "Cancelled," with the date of cancellation, by the Secretary or Assistant Secretary of the Corporation or the transfer agent thereof.  No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.

Section 3.  Address of Stockholders.  Each stockholder shall designate to the Secretary or transfer agent of the Corporation an address at which notices of meetings and all other corporate notices may be served or mailed to such person, and, if any stockholder shall fail to designate such address, corporate notices may be served upon such person by mail directed to such person at such person's post office address, if any, as the same appears on the share record books of the Corporation or at such person's last known post office address.

Section 4.  Lost, Destroyed, and Mutilated Certificates.  The holder of any share of stock of the Corporation shall immediately notify the Corporation of any loss, theft, destruction, or mutilation of the certificate therefor; the Corporation may issue to such holder a new certificate or certificates or uncertificated shares, upon the surrender of the mutilated certificate or, in the case of loss, theft, or destruction of the certificate, upon satisfactory proof of such loss, theft, or destruction; the Board of Directors, or a committee designated thereby, may, in its discretion and as a condition precedent to the issuance of such new certificate or certificates or uncertificated shares, require the owner of such lost, stolen, or destroyed certificate or certificates, or such person's legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum and with such surety or sureties as it may direct to indemnify the Corporation and said transfer agents and registrars against any claim that may be made on account of the alleged loss, theft, or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

Section 5.  Regulations.  The Board of Directors may make such additional rules and regulations as it may deem expedient concerning the issue and transfer of certificates or uncertificated shares and may make such rules and take such action as it may deem expedient concerning the issue of certificates or uncertificated shares in lieu of certificates claimed to have been lost, destroyed, stolen, or mutilated.

Section 6.  Fixing Record Date for Determination of Stockholders of Record.  In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date in accordance with Section 213 of Delaware General Corporation Law, as the same exists or hereafter may be amended.

Section 7.  Registered Stockholders.  The Corporation shall be entitled to treat the holder of record of any shares of its stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

ARTICLE VIII.

SEAL

The Board of Directors may provide a corporate seal, which, if adopted, shall be in the form of a circle and shall bear the full name of the Corporation and such other words or figures as the Board of Directors may approve and adopt.  The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

ARTICLE IX.

FISCAL YEAR

The fiscal year of the Corporation shall begin on the first day of January in each year and shall end on the thirty-first day of December of such year.

ARTICLE X.

WAIVER OF NOTICE

Whenever any notice whatsoever is required to be given by these Bylaws, by the Certificate of Incorporation of the Corporation, or by law, the person entitled thereto may, either before or after the meeting or other matter in respect of which such notice is to be given, waive such notice in writing, which writing shall be filed with or entered upon the records of the meeting or the records kept with respect to such other matter, as the case may be, and in such event such notice need not be given to such person and such waiver shall be deemed equivalent to notice.

ARTICLE XI.

AMENDMENTS

These Bylaws may be altered, amended, or repealed or new bylaws may be adopted by the stockholders or by the Board of Directors at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors by the vote of the holders of a majority of the stock issued and outstanding and entitled to vote at such meeting or by a majority vote of the Board of Directors, if notice of such alteration, amendment, repeal, or adoption of new bylaws be contained in the notice of such special meeting; provided, however, that neither Section 13 of Article II nor Section 2 or Section 14 of Article III of these Bylaws may be altered, amended, repealed, or replaced except by the vote of the holders of at least two-thirds of the stock of the Corporation issued and outstanding and entitled to vote.

ARTICLE XII.

MISCELLANEOUS

Section 1.  Execution of Documents.  The Board of Directors or any committee thereof shall designate the officers, employees, and agents of the Corporation who shall have power to execute and deliver deeds, contracts, mortgages, bonds, debentures, and other documents for and in the name of the Corporation and may authorize such officers, employees, and agents to delegate such power (including authority to redelegate) by written instrument to other officers, employees, or agents of the Corporation.  Such delegation may be by resolution or otherwise and the authority granted shall be general or confined to specific matters, all as the Board or such committee may determine.  In the absence of such designation referred to in the first sentence of this Section 1, the officers of the Corporation shall have such power so referred to, to the extent incident to the normal performance of their duties; provided, however, that any deed, contract, mortgage, bond, debenture, or other document containing any monetary obligation of the Corporation extending more than thirty (30) days after the execution thereof shall require the approval of the principal officer in charge of the transaction and of the Treasurer of the Corporation, and shall be executed only by one of such officers or by the Chairman of the Board, the Chief Executive Officer, or the President of the Corporation.

Section 2.  Deposits.  All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation or otherwise as the Board of Directors or any committee thereof or any officer of the Corporation to whom power in that respect shall have been delegated by the Board or any such committee shall select.

Section 3.  Checks.  All checks, drafts, and other orders for the payment of money out of the funds of the Corporation, and all notes or other evidence of indebtedness of the Corporation, shall be signed on behalf of the Corporation in such manner as shall from time to time be determined by resolution of the Board of Directors or of any committee thereof.  In the absence of such resolution referred to in the immediately preceding sentence, the Chairman of the Board, the Chief Executive Officer, the President, the Treasurer, and the Controller of the Corporation shall have such power so referred to.

Section 4.  Proxies in Respect of Stock or Other Securities of Other Corporations.  The Board of Directors or any committee thereof shall designate the officers of the Corporation who shall have authority from time to time to appoint an agent or agents of the Corporation to exercise in the name and on behalf of the Corporation the powers and rights that the Corporation may have as the holder of stock or other securities in any other corporation, and to vote or consent in respect of such stock or securities; such designated officers may instruct the person or persons so appointed as to the manner of exercising such powers and rights; and such designated officers may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal, or otherwise, such written proxies, powers of attorney, or other instruments as they may deem necessary or proper in order that the Corporation may exercise its said powers and rights.

Section 5.  Forum for Adjudication of Disputes.  Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law or the Corporation’s Certificate of Incorporation or Bylaws, or (d) any other action asserting a claim governed by the internal affairs doctrine.

ANNEX B

BYLAWS

OF

USA TRUCK, INC.

As Amended and Restated
~~on February 1, 2002~~
on May ___, 2011

ARTICLE I.

OFFICES

Section 1.  Registered Office.  The registered office of USA Truck, Inc. (hereinafter called the "Corporation") in the State of Delaware shall be in the City of Wilmington, County of New Castle, and the registered agent in charge thereof shall be The Corporation Trust Company.

Section 2.  Other Offices.  The Corporation may also have offices at such other places, and keep the books and records of the Corporation, except as otherwise may be required by law, at such other place or places, either within or without the State of Delaware, as the Board of Directors may from time to time determine or the business of the Corporation require.

ARTICLE II.

MEETINGS OF STOCKHOLDERS

Section 1.  Place of Meeting.  All meetings of the stockholders shall be held at the office of the Corporation or at such other places, within or without the State of Delaware, as may from time to time be fixed by the Board of Directors, the Chairman of the Board, the Chief Executive Officer, or the President.

Section 2.  Annual Meetings.  The annual meetings of stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held on the third Tuesday in May of each year, if not a legal holiday under the laws of the place where the meeting is to be held, and if a legal holiday, then on the next succeeding day not a legal holiday under the laws of such place, or on such other date and at such hour as may from time to time be established by the Board of Directors.

Section 3.  Special Meetings.  Except as otherwise required by law and subject to the rights of the holders of any class or series of stock having a preference over the ~~Common Stock~~common stock as to dividends or upon liquidation, special meetings of the stockholders for any purpose or purposes may be called only by the Chairman of the Board, the Chief Executive Officer, the President, or a majority of the entire Board of Directors.  Only such business as is specified in the notice of any special meeting of the stockholders shall come before such meeting.

Section 4.  Notice of Meetings.  Except as otherwise provided by law, written notice of each meeting of the stockholders, whether annual or special, shall be given, either by personal delivery or by mail, not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder of record entitled to notice of the meeting.  If mailed, such notice shall be deemed given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the Corporation.  Each such notice shall state the place, date, and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.  Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy without protesting, prior to or at the commencement of the meeting, the lack of proper notice to such stockholder, or who shall waive notice thereof as provided in Article X of these Bylaws.  Notice of adjournment of a meeting of stockholders need not be given if the time and place to which it is adjourned are announced at such meeting, unless the adjournment is for more than thirty (30) days or, after adjournment, a new record date is fixed for the adjourned meeting.

Section 5.  Nature of Business at Meetings of Stockholders.  Only such business (other than nominations for election to the Board of Directors, which must comply with the provisions of Section 6 of this Article II) may be transacted at an annual meeting of stockholders as is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof), or (c) otherwise properly brought before the annual meeting by any stockholder of the Corporation (i) who is a Qualified Stockholder (as defined below) of record on the date of the giving of the notice provided for in this Section 5 of this Article II and on the record date for the determination of stockholders entitled to notice of and to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Section 5 of this Article II.  "Qualified Stockholder" means any stockholder that is entitled to vote at the meeting and meets the requirements set forth in Rule 14a-8(b)(1) under the Exchange Act as in effect from time to time (or any successor law, rule, or regulation).

In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

To be timely, a stockholder’s notice to the Secretary must be delivered to or be mailed and received at the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred and twenty (120) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within twenty-five (25) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the first day on which such notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting otherwise was made, whichever first occurs. In no event shall the adjournment or postponement of an annual meeting, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

To be in proper written form, a stockholder’s notice to the Secretary must set forth the following information: (a) as to each matter such stockholder proposes to bring before the annual meeting, a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, and (b) as to the stockholder giving notice and the beneficial owner, if any, on whose behalf the proposal is being made, (i) the name and address of such person, (ii) (A) the class or series and number of all shares of stock of the Corporation that are owned beneficially or of record by such person and any affiliates or associates of such person, (B) the name of each nominee holder of shares of all stock of the Corporation owned beneficially but not of record by such person or any affiliates or associates of such person, and the number of such shares of stock of the Corporation held by each such nominee holder, (C) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of such person, or any affiliates or associates of such person, with respect to stock of the Corporation, and (D) whether and the extent to which any other transaction, agreement, arrangement, or understanding (including any short position or any borrowing or lending of shares of stock of the Corporation) has been made by or on behalf of such person, or any affiliates or associates of such person, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk, or benefit of stock price changes for, such person, or any affiliates or associates of such person, or to increase or decrease the voting power or pecuniary or economic interest of such person, or any affiliates or associates of such person, with respect to stock of the Corporation, (iii) a description of all agreements, arrangements, or understandings (whether written or oral) between or among such person, or any affiliates or associates of such person, and any other person or persons (including their names) in connection with the proposal of such business and any material interest of such person or any affiliates or associates of such person, in such business, including any anticipated benefit therefrom to such person, or any affiliates or associates of such person, (iv) a representation that the stockholder giving notice intends to appear in person or by proxy at the annual meeting to bring such business before the annual meeting, and (v) any other information relating to such person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies by such person with respect to the proposed business to be brought by such person before the annual meeting pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder.

A stockholder providing notice of business proposed to be brought before an annual meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 5 of this Article II shall be true and correct as of the record date for determining the stockholders entitled to receive notice of the annual meeting and such update and supplement shall be delivered to or be mailed and received by the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for determining the stockholders entitled to receive notice of the annual meeting.

No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 5 of this Article II; provided, however, that, once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 5 of this Article II shall be deemed to preclude discussion by any stockholder of any such business. If the chairman of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the foregoing procedures, the chairman shall declare to the meeting that the business was not properly brought before the annual meeting and such business shall not be transacted.

Nothing contained in this Section 5 of this Article II shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act (or any successor law, rule, or regulation).

Section 6.  Nomination of Directors.  Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided to the holders of preferred stock of the Corporation in accordance with the Certificate of Incorporation.  Nominations of persons for election to the Board of Directors may be made at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any Qualified Stockholder of the Corporation who complies with the notice procedures set forth in this Section 6 of this Article II.

In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

To be timely, a stockholder’s notice to the Secretary must be delivered to or be mailed and received at the principal executive offices of the Corporation (a) in the case of an annual meeting, not less than ninety (90) days nor more than one hundred and twenty (120) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within twenty-five (25) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the first day on which such notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting otherwise was made, whichever first occurs; and (b) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the first day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting otherwise was made, whichever first occurs.  In no event shall the adjournment or postponement of an annual meeting or a special meeting called for the purpose of electing directors, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

To be in proper written form, a stockholder’s notice to the Secretary must set forth the following information: (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address, and residence address of such person, (ii) the principal occupation or employment of such person, (iii) (A) the class or series and number of all shares of stock of the Corporation that are owned beneficially or of record by such person and any affiliates or associates of such person, (B) the name of each nominee holder of shares of all stock of the Corporation owned beneficially but not of record by such person or any affiliates or associates of such person, and the number of such shares of stock of the Corporation held by each such nominee holder, (C) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest, or other transaction has been entered into by or on behalf of such person, or any affiliates or associates of such person, with respect to stock of the Corporation, and (D) whether and the extent to which any other transaction, agreement, arrangement, or understanding (including any short position or any borrowing or lending of shares of stock of the Corporation) has been made by or on behalf of such person, or any affiliates or associates of such person, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk or benefit of stock price changes for, such person, or any affiliates or associates of such person, or to increase or decrease the voting power or pecuniary or economic interest of such person, or any affiliates or associates of such person, with respect to stock of the Corporation, and (iv) any other information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice, and the beneficial owner, if any, on whose behalf the nomination is being made, (i) the name and record address of such person, (ii) (A) the class or series and number of all shares of stock of the Corporation that are owned beneficially or of record by such person and any affiliates or associates of such person, (B) the name of each nominee holder of shares of the Corporation owned beneficially but not of record by such person, or any affiliates or associates of such person, and the number of shares of stock of the Corporation held by each such nominee holder, (C) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest, or other transaction has been entered into by or on behalf of such person, or any affiliates or associates of such person, with respect to stock of the Corporation, and (D) whether and the extent to which any other transaction, agreement, arrangement, or understanding (including any short position or any borrowing or lending of shares of stock of the Corporation) has been made by or on behalf of such person, or any affiliates or associates of such person, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk or benefit of stock price changes for, such person, or any affiliates or associates of such person, or to increase or decrease the voting power or pecuniary or economic interest of such person, or any affiliates or associates of such person, with respect to stock of the Corporation, (iii) a description of all agreements, arrangements, or understandings (whether written or oral) between such person, or any affiliates or associates of such person, and any proposed nominee or any other person or persons (including their names) pursuant to which the nomination(s) are being made by such person, and any material interest of such person, or any affiliates or associates of such person, in such nomination, including any anticipated benefit therefrom to such person, or any affiliates or associates of such person, (iv) a representation that the stockholder giving notice intends to appear in person or by proxy at the annual meeting or special meeting to nominate the persons named in its notice, and (v) any other information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder.  Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected, representation by each proposed nominee that such nominee does not have, nor will have, any undisclosed voting commitments or other arrangements with respect to such nominee's actions as a director if elected, and a questionnaire completed by proposed nominee, the form of which shall be provided by the Corporation upon written request.

A stockholder providing notice of any nomination proposed to be made at an annual meeting or special meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 6 of this Article II shall be true and correct as of the record date for determining the stockholders entitled to receive notice of the annual meeting or special meeting, and such update and supplement shall be delivered to or be mailed and received by the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for determining the stockholders entitled to receive notice of such annual meeting or special meeting.

No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 6 of this Article II.  If the chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

Nothing contained in this Section 6 of this Article II shall be deemed to affect any rights of stockholders to request inclusion of nominees for director in the Corporation’s proxy statement pursuant to Rule 14a-11 under the Exchange Act as in effect from time to time (or any successor law, rule, or regulation).

Section ~~5.~~7.Quorum.  Except as otherwise provided by law or by the Certificate of Incorporation of the Corporation, the holders of a majority of the shares of stock entitled to be voted, which if any vote is to be taken by classes shall mean the holders of a majority of the shares of each such class, present in person or represented by proxy, shall constitute a quorum at any meeting of the stockholders.  Abstentions and broker non-votes (i.e., a proxy card returned by a holder on behalf of its beneficial owner that is not voted on a particular matter because voting instructions were not received and the broker has no discretionary authority to vote in accordance with applicable legal requirements or exchange rules) will be counted as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business.

Section ~~6.~~8.Adjournments.  In the absence of a quorum, the holders of a majority of the shares of stock entitled to be voted at the meeting, present in person or represented by proxy, may adjourn the meeting from time to time.  At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

Section ~~7.~~9.Order of Business.  At each meeting of the stockholders, the Chairman of the Board, or in the absence of the Chairman of the Board, the ~~President~~Chief Executive Officer, or in the absence of both, a member of the Board chosen by a majority of the directors present, shall act as chairman.  The order of business at each such meeting shall be as determined by the chairman of the meeting.  The chairman of the meeting shall have the right and authority to prescribe such rules, regulations, and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the establishment of procedures for the maintenance of order and safety, limitations on the time allotted to questions or comments on the affairs of the Corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof, and the opening and closing of the voting polls.

Section ~~8.~~10.List of Stockholders.  It shall be the duty of the Secretary or other officer of the Corporation who has charge of the stock ledger to prepare and make, at least ten (10) days before each meeting of stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in such stockholder's name.  Such list shall be produced and kept available at the times and places required by law.

Section ~~9.~~11.Voting.  Except as otherwise provided by law or by the Certificate of Incorporation of the Corporation, each stockholder of record of any class or series of stock having a preference over the ~~Common Stock~~common stock of the Corporation as to dividends or upon liquidation shall be entitled at each meeting of the stockholders to such number of votes for each share of such stock as may be fixed in the Certificate of Incorporation or in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such stock, and each stockholder of record of ~~Common Stock~~common stock shall be entitled at each meeting of the stockholders to one vote for each share of such stock, in each case, registered in such stockholder's name on the books of the Corporation:

(a) on the date fixed pursuant to Section 6 of Article VII of these Bylaws as the record date for the determination of stockholders entitled to notice of and to vote at such meeting; or

(b) if no such record date shall have been so fixed, then at the close of business on the day next preceding the date on which notice of such meeting is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

Each stockholder entitled to vote at any meeting of stockholders may authorize any person or persons to act for such stockholder by a proxy signed by such stockholder or such stockholder's attorney-in-fact.  Any such proxy shall be delivered to the secretary of such meeting at or prior to the time designated for holding such meeting but, in any event, not later than the time designated in the order of business for so delivering such proxies.  No such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period.

At each meeting of the stockholders, all corporate actions, other than the election of directors, to be taken by vote of the stockholders (except as otherwise required by law and except as otherwise provided in the Certificate of Incorporation or these Bylaws) shall be authorized by a majority of the votes cast by the stockholders entitled to vote thereon, present in person or represented by proxy.  Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of the directors.  Where a separate vote by a class or classes is required, the affirmative vote of a majority of shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class.  Abstentions and broker non-votes will not be counted for purposes of determining the number of votes cast with respect to a proposed corporate action.  Accordingly, abstentions and broker non-votes will not be considered as votes cast and thus will not affect the outcome of voting on such proposed corporate action.

Unless required by law or determined by the chairman of the meeting to be advisable, the vote on any matter other than the election of directors need not be by written ballot.  In the case of a vote by written ballot, each ballot shall be signed by the stockholder voting, or by such stockholder's proxy, and shall state the number of shares voted.

Section ~~10.~~12.Inspectors.  Either the Board of Directors or, in the absence of a designation of inspectors by the Board, the chairman of any meeting of stockholders may, in its or such person's discretion, appoint two or more inspectors to act at any meeting of stockholders.  Such inspectors shall perform such duties as shall be specified by the Board or the chairman of the meeting.  Inspectors need not be stockholders.  No director or nominee for the office of director shall be appointed such an inspector.

Section ~~11.~~13.Action Without Meeting.  Any action required to be taken at any annual or special meeting of the stockholders of the Corporation, or any action which may be taken at any annual or special meeting of the stockholders of the Corporation, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of not less than ~~two-thirds of the outstanding shares of stock entitled to vote thereon~~the minimum  number of votes that would be necessary to authorize or take such action and shall be delivered to the Corporation by delivery to its principal place of business or to the Secretary of the Corporation.

Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered in the manner required by this Section ~~11~~13 to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation by delivery to its principal place of business or to the Secretary of the Corporation.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing to such action.

Section ~~12.~~14.                                Participation in Meeting by Means of Communication Equipment.  Any stockholder may participate in any meeting of the stockholders by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

~~Section 13.~~                      Stockholder Proposals~~.  Only proposals by stockholders made in accordance with the procedures set forth in this Section 13 shall be eligible for inclusion on the agenda of any annual or special meeting of stockholders.~~

~~(a)~~           Nomination of Directors~~.  The Board of Directors shall act as a nominating committee for selecting the management nominees for election as directors.  Except in the case of a nominee substituted as a result of the death, refusal to serve or other incapacity of a management nominee, the nominating committee shall deliver written nominations to the Secretary at least 20 days prior to the date of the annual meeting.  Provided such committee makes such nominations, no nominations for directors except those made by the nominating committee shall be voted upon at the annual meeting unless other nominations by stockholders are made in accordance with the provisions of this Section 13.  Nominations of individuals for election to the Board of Directors of the Corporation at an annual meeting of stockholders may be made by any stockholder of the Corporation entitled to vote for the election of directors at that meeting who complies with the notice procedures set forth in this Section 13 and who is the record or beneficial owner of at least one percent (1%) or One Thousand Dollars ($1,000) in market value of the shares of stock entitled to be voted at the meeting and has held such shares for at least one year (a "Qualified Stockholder").  Such nominations, other than those made by the Board of Directors acting as nominating committee, shall be made pursuant to timely notice in writing to the Secretary of the Corporation as set forth in this Section 13.~~

~~(b)~~           Other Proposals~~.  Any Qualified Stockholder entitled to vote at any annual or special meeting of stockholders may make nominations for the election of directors and other proposals for inclusion on the agenda of any such meeting provided such stockholder complies with the timely notice provisions set forth in this Section 13 (as well as any additional requirements under any applicable law or regulation).~~

~~(c)~~           Timely Notice~~.  A stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation (i) in the case of a special meeting and of the first annual meeting held after the Corporation becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, not less than 30 days nor more than 75 days prior to the meeting date specified in the notice of such meeting, provided, however, that in the event that less than 40 days' notice or prior public disclosure of the date of a special meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the special meeting was mailed or such public disclosure was made, and (ii) in the case of any subsequent annual meeting, not less than 120 days prior to the date of the Corporation's proxy statement released to stockholders in connection with the annual meeting held in the immediately preceding year.  Such stockholder's notice shall set forth (as is applicable in any given instance) (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Corporation which are beneficially owned by such person and (iv) such other information as is required to be disclosed in solicitations of proxies with respect to nominees for election as directors pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including without limitation such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected); (b) as to each other item requested to be included on the agenda, a description, in sufficient detail, of the purpose and effect of the proposal to the extent necessary to properly inform all stockholders entitled to vote thereon prior to any such vote; and (c) as to the stockholder giving the notice, (i) the name and address, as they appear on the Corporation's books, of such stockholder and (ii) the class and number of shares of stock of the Corporation beneficially owned by such stockholder and the date or dates of acquisition thereof.  No person shall be elected as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 13.  The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the Bylaws, and if he should so determine, the defective nomination shall be disregarded.  Ballots bearing the names of all the persons nominated by the nominating committee and by stockholders shall be provided for use at the annual meeting.  If the nominating committee shall fail or refuse to act at least 20 days prior to the annual meeting, nominations for directors may be made at the annual meeting by any stockholder entitled to vote thereon and shall be voted upon at such meeting.~~

ARTICLE III.

BOARD OF DIRECTORS

Section 1.  General Powers.  The business of the Corporation shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by the Certificate of Incorporation of the Corporation directed or required to be exercised or done by the stockholders.

Section 2.  Number, Qualification and Election.  The number of directors which shall constitute the whole board shall be eight (8), but, by vote of a majority of the entire Board of Directors, the number thereof may be decreased from time to time and, by vote of at least seventy-five percent (75%) of the directors then in office, the number thereof may be increased from time to time.  No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

Section 3.  Qualification, Nomination, and Election.  Each director must meet the qualifications set from time-to-time by the Nominating and Corporate Governance Committee of the Board of Directors or any successor committee or committees organized by the Board of Directors.

~~Each director shall be at least 21 years of age.  Directors need not be stockholders of the Corporation.~~
Subject to the provisions of law and the rights of holders of the preferred stock or any series thereof, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation.  Nominations of persons for election to the Board of Directors may be made at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any stockholder of the Corporation who complies with the notice procedures set forth in Section 6 of Article II.

In any election of directors, the persons receiving a plurality of the votes cast, up to the number of directors to be elected in such election, shall be deemed elected.

Section ~~3.~~4.Quorum and Manner of Acting.  Except as otherwise provided by law, the Certificate of Incorporation of the Corporation or these Bylaws, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board, and, except as so provided, the vote of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board.  In the absence of a quorum, a majority of the directors present may adjourn the meeting to another time and place.  At any adjourned meeting at which a quorum is present, any business that might have been transacted at the meeting as originally called may be transacted.

Section ~~4.~~5.Place of Meeting.  The Board of Directors of the Corporation may hold its meetings at such place or places within or without the State of Delaware as the Board may from time to time determine or as shall be specified or fixed in the respective notices or waivers of notice thereof.

Section ~~5.~~6.Regular Meetings.  Regular meetings of the Board of Directors shall be held whenever at such times and places as the Board shall from time to time by resolution determine.  If any day fixed for a regular meeting shall be a legal holiday under the laws of the place where the meeting is to be held, the meeting that would otherwise be held on that day shall be held at the same hour on the next succeeding business day.

Section ~~6.~~7.Special Meetings.  Special meetings of the Board of Directors shall be held whenever called by the Chairman of the Board, the Chief Executive Officer, or the President or by a majority of the directors.

Section ~~7.~~8.Notice of Meetings.  Notice of regular meetings of the Board of Directors or of any adjourned meeting thereof need not be given.  Notice of each special meeting of the Board shall be mailed to each director, addressed to such director at such director's residence or usual place of business, at least two (2) days before the day on which the meeting is to be held or shall be sent to such director at such place by telegraph or be given personally or by telephone, not later than the day before the meeting is to be held, but notice need not be given to any director who shall, either before or after the meeting, submit a signed waiver of such notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of notice to such director.  Every such notice shall state the time and place but need not state the purpose of the meeting.

Section ~~8.~~9.  Organization.  At each meeting of the Board of Directors or any committee thereof, the Chairman of the Board of Directors or the chairman of such committee, as the case may be, or, in his or her absence or if there be none, another director chosen by a majority of the directors present, shall act as chairman.  The Secretary of the Corporation shall act as secretary at each meeting of the Board of Directors and of each committee thereof.  In case the Secretary shall be absent from any meeting of the Board of Directors or of any committee thereof, an Assistant Secretary shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the Secretary and all the Assistant Secretaries, the Chairman of the meeting may appoint any person to act as secretary of the meeting.  Notwithstanding the foregoing, the Board of Directors or any committee thereof may appoint any person to act as secretary of any meeting of the Board or such committee and the Secretary or any Assistant Secretary of the Corporation may, but need not if such committee so elects, serve in such capacity.

Section 10.Rules and Regulations.  The Board of Directors may adopt such rules and regulations not inconsistent with the provisions of law, the Certificate of Incorporation of the Corporation, or these Bylaws for the conduct of its meetings and management of the affairs of the Corporation as the Board may deem proper.

Section ~~9.~~11.Participation in Meeting by Means of Communication Equipment.  Any one or more members of the Board of Directors or any committee thereof may participate in any meeting of the Board or of any such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

Section ~~10.~~12.Action Without Meeting.  Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or of any such committee consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board or of such committee.

Section ~~11.~~13.Resignations.  Any director of the Corporation may at any time resign by giving written notice to the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President, or the Secretary of the Corporation.  Such resignation shall take effect at the time specified therein or, if the time be not specified, upon receipt thereof; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section ~~12.~~14.Vacancies.  Subject to the rights of the holders of any class or series of stock having a preference over the ~~Common Stock~~common stock as to dividends or upon liquidation, newly created directorships resulting from any increase in the authorized number of directors and any vacancies on the Board of Directors may be filled only by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until their successors are duly elected and shall qualify, unless sooner displaced.  If there are no directors in office then an election of directors may be held in the manner provided by statute.

Section 15.~~Section 13.~~  Compensation.  The Board of Directors shall have authority to determine, from time to time, the amount of compensation, if any, which shall be paid to its members for their services as directors and as members of committees of the Board.  In addition, the Board of Directors shall have authority to determine, from time to time, the amount, if any, to be paid to its members in reimbursement for the reasonable expenses incurred by such persons in connection with the performance of their duties as directors or as members of committees of the Board.  Nothing contained in this Section ~~13~~15 shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

Section ~~14.~~16.Directors Emeritus.  The Board of Directors may appoint one or more directors emeritus as it shall from time to time determine.  Each director emeritus appointed shall hold office at the pleasure of the Board of Directors.  A director emeritus shall be entitled, but shall have no obligation, to attend and be present at the meetings of the Board of Directors, although a meeting of the Board of Directors may be held without notice to any director emeritus and no director emeritus shall be considered in determining whether a quorum of the Board of Directors is present.  A director emeritus shall advise and counsel the Board of Directors on the business and operations of the Corporation as requested by the Board; however, a director emeritus shall not be entitled to vote on any matter presented to the Board of Directors.  A director emeritus, in consideration of such person serving as a director emeritus, shall be entitled to receive from the Corporation such fees for attendance at meetings of the Board of Directors as the Board shall from time to time determine.  In addition, a director emeritus shall be entitled to receive from the Corporation reimbursement for the reasonable expenses incurred by such person in connection with the performance of such person's duties as a director emeritus.

ARTICLE IV.

EXECUTIVE AND OTHER COMMITTEES

Section 1.  Executive Committee.  The Board of Directors may, by resolution passed by a majority of the whole board, designate annually two or more of its members to constitute members or alternate members of an Executive Committee, which ~~Committee~~committee shall have and may exercise, between meetings of the Board, all the powers and authority of the Board in the management of the business affairs of the Corporation, including, if such ~~Committee~~committee is so empowered and authorized by resolution adopted by a majority of the entire Board, the power and authority to declare a dividend and to authorize the issuance of stock, and may authorize the seal of the Corporation to be affixed to all papers that may require it, except that the Executive Committee shall not have such power or authority in reference to:

(a)  amending the Certificate of Incorporation of the Corporation;

(b)  adopting an agreement of merger or consolidation involving the Corporation;

(c)  recommending to the stockholders the sale, lease, or exchange of all or substantially all of the property and assets of the Corporation;

(d)  recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution;

(e)  adopting, amending, or repealing any bylaw of the Corporation;

(f)  filling vacancies on the Board or any committee of the Board, including the Executive Committee; or

(g)  amending or repealing any resolution of the Board ~~which~~that by its terms may be amended or repealed only by the Board.

The Board shall have the power at any time to change the membership of the Executive Committee, to fill all vacancies in it, and to discharge it, either with or without cause.

Section 2.  Other Committees.  The Board of Directors may, by resolution adopted by a majority of the entire Board, designate from among its members one or more committees, each of which shall, except as otherwise prescribed by law, have such authority of the Board as may be specified in the resolution of the Board designating such committee.  A majority of all members of such committee may determine its action and fix the time and place of its meetings, unless the Board shall otherwise provide.  The Board shall have the power at any time to change the membership of, to fill all vacancies in, and to discharge any such committee, either with or without cause.

Section 3.  Procedure, Meetings, and Quorum.  Regular meetings of the Executive Committee or any other committee of the Board of Directors, of which no notice shall be necessary, may be held at such times and places as shall be fixed by resolution adopted by a majority of the members thereof.  Special meetings of the Executive Committee or any other committee of the Board shall be called at the request of any member thereof.  Notice of each special meeting of the Executive Committee or any other committee of the Board shall be sent by mail, telegraph, or telephone, or be delivered personally to each member thereof not later than the day before the day on which the meeting is to be held, but notice need not be given to any member who shall, either before or after the meeting, submit a signed waiver of such notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of notice to such member.  Any special meeting of the Executive Committee or any other committee of the Board shall be a legal meeting without any notice thereof having been given if all the members thereof shall be present thereat.  Notice of any adjourned meeting of the Executive Committee or any other committee of the Board need not be given.  The Executive Committee or any other committee of the Board may adopt such rules and regulations not inconsistent with the provisions of law, the Certificate of Incorporation of the Corporation, or these Bylaws for the conduct of its meetings as the Executive Committee or such other committee deems proper.  A majority of the Executive Committee or any other committee of the Board shall constitute a quorum for the transaction of business at any meeting, and the vote of a majority of the members thereof present at any meeting at which a quorum is present shall be the act of such committee.  The Executive Committee and any other committee of the Board of Directors shall keep written minutes of its proceedings and shall report on such proceedings to the Board.

ARTICLE V.

OFFICERS

Section 1.  Number, and Term of Office.  The officers of the Corporation shall be elected by the Board of Directors and shall be a Chief Executive Officer (who shall be the President unless a separate Chief Executive Officer shall be appointed), President, one or more Vice Presidents, a Treasurer, a Secretary, and such other officers or agents with such titles and such duties as the Board of Directors may from time to time determine, including without limitation a Chairman of the Board and a Controller, each to have authority, functions, or duties as in these Bylaws provided or as the Board may from time to time determine, and each to hold office for such term as may be prescribed by the Board and until such person's successor shall have been elected and shall qualify, or until such person's death or resignation, or until such person's removal in the manner hereinafter provided.  If one is to be elected, the Chairman of the Board shall be elected from among the directors.  ~~The Board may designate from time to time either the Chairman of the Board or the President as the Chief Executive Officer of the Corporation.~~  One person may hold the offices and perform the duties of any two or more of said officers; provided, however, that no officer shall execute, acknowledge, or verify any instrument in more than one capacity if such instrument is required by law, the Certificate of Incorporation of the Corporation, or these Bylaws to be executed, acknowledged, or verified by two or more officers.  The Board may from time to time authorize any officer to appoint and remove any such other officers and agents and to prescribe their powers and duties.  The Board may require any officer or agent to give security for the faithful performance of such person's duties.

Section 2.  Removal.  Any officer may be removed, either with or without cause, by the Board of Directors at any meeting thereof called for that purpose, or, except in the case of any officer elected by the Board, by any committee or superior officer upon whom such power may be conferred by the Board.

Section 3.  Resignation.  Any officer may at any time resign by giving written notice to the Board of Directors, the Chief Executive Officer, the President, or the Secretary of the Corporation.  Any such resignation shall take effect at the date of receipt of such notice or at any later date specified therein, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 4.  Vacancies.  A vacancy in any office because of death, resignation, removal, or any other cause may be filled for the unexpired portion of the term in the manner prescribed in these Bylaws for election to such office.

Section 5. President~~.  The President shall, if present and in the absence of the Chairman of the Board (or if none is elected), preside at meetings of the stockholders, meetings of the Board (if a member thereof) and meetings of the Executive Committee (if a member thereof)~~  Chief Executive Officer.  The Chief Executive Officer shall have general supervision over the business of the Corporation, subject, however, to the control of the Board and of any duly authorized committee of the Board.  The Chief Executive Officer may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts, and other instruments, except in cases in which the signing and execution thereof shall be expressly delegated by resolution of the Board or by these Bylaws to some other officer or agent of the Corporation or shall be required by applicable law otherwise to be signed or executed, and, in general, the Chief Executive Officer shall perform all duties incident to the office of Chief Executive Officer of a corporation and such other duties as may from time to time be assigned to the Chief Executive Officer by resolution of the Board.

Section 6.  President.  At the request of the Chief Executive Officer, or, in the Chief Executive Officer’s absence, at the request of the Board, the President shall perform all of the duties of the Chief Executive Officer and, in so performing, shall have all the powers of, and be subject to all restrictions upon, the Chief Executive Officer.  The President may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts ~~or~~, and other instruments ~~authorized by the Board or any committee thereof empowered to authorize the same, except where~~, except in cases in which the signing and execution thereof shall be expressly delegated by resolution of the Board ~~of Directors~~or by these Bylaws to some other officer or agent~~.  When designated as Chief Executive Officer of the Corporation, the President shall have general supervision and direction of the business and affairs of the Corporation, subject to the control of the Board of Directors.  The~~ of the Corporation or shall be required by applicable law otherwise to be signed or executed, and, in general, the President shall perform all duties incident to the office of President of a corporation and such other duties as ~~the Board~~ may from time to time ~~determine~~be assigned to the President by resolution of the Board.

Section ~~6.~~7.Chairman of the Board.  If elected, the Chairman of the Board shall, if present, preside at meetings of the stockholders, meetings of the Board, and meetings of the Executive Committee (if a member thereof).  ~~When designated as Chief Executive Officer of the Corporation, the Chairman of the Board shall have general supervision and direction of the business and affairs of the Corporation, subject to the control of the Board of Directors, and may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts or other instruments authorized by the Board or any committee thereof empowered to authorize the same, except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent. The Chairman of the Board shall counsel with and advise the President and perform such other duties as the Board or the Executive Committee may from time to time determine.Section 7.~~  The Chairman shall perform all duties incident to the position of Chairman of a corporation and such other duties as may from time to time be assigned to the Chairman by resolution of the Board.

Section 8.Vice Presidents.  Each Vice President shall have such powers and duties as shall be prescribed by the Chief Executive Officer, President, the Chairman of the Board, or the Board of Directors.  Any Vice President may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts, or other instruments authorized by the Board or any committee thereof empowered to authorize the same.

Section ~~8.~~9.Treasurer.  The Treasurer shall perform all duties incident to the office of Treasurer and such other duties as from time to time may be assigned to the Treasurer by the Chief Executive Officer, President, the Chairman of the Board, or the Board of Directors.

Section ~~9.~~10.Secretary.  ~~It shall be the duty of the~~The Secretary ~~to act as secretary at all meetings of~~shall record all the proceedings of the meetings of the stockholders, the Board of Directors, ~~of the Executive Committee and of the stockholders and to record the proceedings of such meetings in a book~~and the committees of the Board of Directors, if any, in one or more books kept for that purpose~~; the~~ and will act as secretary at such meetings unless the Board of Directors appoints some other person to act as secretary at such meetings.  The Secretary shall see that all notices required to be given by the Corporation are duly given and served; the Secretary shall be custodian of the seal of the Corporation (if one is adopted) and shall affix the seal or cause it to be affixed to all certificates of stock of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided) and to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these Bylaws.  The Secretary shall have charge of the stock ledger books and also of the other books, records, and papers of the Corporation and shall see that the reports, statements, and other documents required by law are properly kept and filed; and the Secretary shall in general perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to such person by the Chief Executive Officer, President, the Chairman of the Board, or the Board of Directors.

Section ~~10.~~11.Controller.  If elected, the Controller shall perform all of the duties incident to the office of the Controller and such other duties as from time to time may be assigned to such person by the Chief Executive Officer, the President, the Chairman of the Board, or the Board of Directors.

Section ~~11.~~12.Assistant Treasurers, Secretaries, and Controllers.  If elected, the Assistant Treasurers, the Assistant Secretaries, and the Assistant Controllers shall perform such duties as shall be assigned to them by the Treasurer, Secretary, or Controller, respectively, or by the Chief Executive Officer, the President, the Chairman of the Board, or the Board of Directors.

ARTICLE VI.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 1.  Third Party Actions~~.  The~~Power to Indemnify in Actions, Suits, or Proceedings Other than Those by or in the Right of the Corporation.  Subject to Section 3 of this Article VI, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director ~~or~~, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit, or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.  The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolocontendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

Section 2.  Derivative Actions~~.  The~~Power to Indemnify in Actions, Suits, or Proceedings by or in the Right of the Corporation.  Subject to Section 3 of this Article VI, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director ~~or~~, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of the State of Delaware or such other court shall deem proper.

Section 3.  DeterminationAuthorization of Indemnification.  Any indemnification under Section 1 or 2 of this Article VI (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the present or former director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 1 or 2 of this Article VI, as the case may be.  Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (i) by ~~the Board of Directors by~~ a majority vote of ~~a quorum consisting of~~the directors who ~~were~~are not parties to such action, suit, or proceeding, ~~or (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs~~even though less than a quorum, (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion~~,~~ or (~~iii~~iv) by the stockholders. Such determination shall be made, with respect to former directors and officers, by any person or persons having the authority to act on the matter on behalf of the Corporation.

Section 4.  Good Faith Defined.  For purposes of any determination under Section 3 of this Article VI, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person’s conduct was unlawful, if such person’s action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to such person by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise, or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise.  The provisions of this Section 4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Section 1 or Section 2 of this Article VI, as the case may be.

Section 5.  Right to Indemnification.  Notwithstanding the other provisions of this Article VI, to the extent that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Section 1 or 2 of this Article VI, or in defense of any claim, issue, or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

Section ~~5.~~6.Advancement of Expenses.  Expenses (including attorneys' fees) incurred by a director or officer in defending any civil, criminal, administrative, or investigative action, suit, or proceeding ~~may~~shall be paid by the Corporation in advance of the final disposition of such action, suit, or proceeding ~~as authorized by the Board of Directors in the specific case~~ upon receipt of an undertaking ~~(an "Undertaking")~~ by or on behalf of ~~the~~such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article VI.  Such expenses (including attorneys' fees) incurred by former directors and officers or other employees or agents may be paid upon such terms and conditions, if any, as the Corporation deems appropriate.

Section ~~6.~~  Right of Indemnitee to Bring Suit~~.  If a claim under this Article VI is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the person claiming the right to be indemnified (for purposes of this Section 6, the "Indemnitee") may at any time thereafter bring suit against the Corporation in a court of competent jurisdiction to recover the unpaid amount of the claim.  If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an Undertaking, the Indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit.  In (i) any suit by the Indemnitee to enforce a right to indemnification under this Article VI (but not in a suit brought by the Indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an Undertaking the Corporation shall be entitled to recover such expenses upon a final judicial decision from which there is no further right of appeal that, the Indemnitee has not met the applicable standard of conduct set forth in Section 1 or Section 2 of this Article VI.  Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in Section 1 or Section 2 of this Article VI, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit.  In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an Undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VI or otherwise shall be on the Corporation.~~7.  Indemnification by a Court.  Notwithstanding any contrary determination in the specific case under Section 3 of this Article VI, and notwithstanding the absence of any determination thereunder, any director or officer may apply to the Court of Chancery of the State of Delaware or any other court of competent jurisdiction in the State of Delaware for indemnification to the extent otherwise permissible under Section 1 or Section 2 of this Article VI.  The basis of such indemnification by a court shall be a determination by such court that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 1 or Section 2 of this Article VI, as the case may be.  Neither a contrary determination in the specific case under Section 3 of this Article VI nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the director or officer seeking indemnification has not met any applicable standard of conduct.  Notice of any application for indemnification pursuant to this Section 7 shall be given to the Corporation promptly upon the filing of such application.  If successful, in whole or in part, the director or officer seeking indemnification shall also be entitled to be paid the expense of prosecuting such application.

Section ~~7.~~  8.  Nonexclusivity of Indemnification and Advancement of Expenses ~~Not Exclusive~~.  The indemnification and advancement of expenses provided by, or granted pursuant to, ~~the other Sections of~~ this Article VI shall not be deemed exclusive of any other rights to which any person seeking indemnification or advancement of expenses may be entitled under ~~any law~~the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Section 1 and Section 2 of this Article VI shall be made to the fullest extent permitted by law.  All rights to indemnification under this Article VI shall be deemed to be provided by a contract between the Corporation and the director or officer who served in such capacity at any time while these Bylaws and other relevant provisions of the Delaware General Corporation Law and other applicable law, if any, are in effect.  Any repeal or modification thereof shall not affect any rights or obligations then existing.~~Section 8.~~  Employees or Agents~~.  Unless limited by the Certificate of Incorporation of the Corporation, the Corporation may indemnify and advance expenses to an employee or agent of the Corporation, or a person who is or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, to the same extent that it may indemnify directors and officers of the Corporation under this Article VI.~~  The provisions of this Article VI shall not be deemed to preclude the indemnification of any person who is not specified in Section 1 or Section 2 of this Article VI but whom the Corporation has the power or obligation to indemnify under the provisions of the Delaware General Corporation Law, or otherwise.

Section 9.  Indemnification of Employees or Agents.  The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article VI to directors and officers of the Corporation.

Section 10.  Insurance.  The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee ~~or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee~~, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power or obligation to indemnify such person against such liability under the applicable provisions of this Article VI ~~or the General Corporation Law of the State of Delaware~~.

Section ~~10.~~11.Definitions of Certain Terms.  For purposes of this Article VI, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors and officers, so that any person who is or was a director or officer of such constituent corporation, or is or was a director or officer of the such constituent corporation serving at the request of such constituent corporation as a director ~~or~~, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, shall stand in the same position under the provisions of this Article VI with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

For purposes of this Article VI, references to "other enterprise" shall ~~include employee benefit plans~~mean any other corporation or any partnership, joint venture, trust, employee benefit plan, or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee, or agent; references to "fines" shall include any excise tax assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director ~~or~~, officer, employee, or officer of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article VI.

Section ~~11.~~  Continuation and Successors12.  Survival of Indemnification and Advancement of Expenses.  The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VI shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors, and administrators of such a person.

Section ~~12.~~13.Future Amendments.  The provisions of this Article VI are intended to require the Corporation to provide indemnification to its directors or officers and ~~persons~~its directors or officers serving at the request of the Corporation as a director ~~or~~, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, to the fullest extent permitted by the Delaware General Corporation Law.  If the Delaware General Corporation Law is amended at any time after the adoption of these Bylaws, and such amendment permits the Corporation to provide broader indemnification rights than are granted by the provisions of this Article VI, then the Corporation shall indemnify such persons to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

ARTICLE VII.

CAPITAL STOCK

Section 1.  Certificates for Shares of Stock.  The shares of capital stock of the Corporation shall be represented by a certificate, unless and until the Board of Directors of the Corporation adopts a resolution permitting shares to be uncertificated.  Certificates representing shares of stock of ~~each class of~~ the Corporation~~, whenever authorized by the Board of Directors,~~ shall be in such form as shall be approved by the Board.  The certificates representing shares of stock ~~of each class~~ shall be signed by, or in the name of, the Corporation by the Chairman of the Board or the Chief Executive Officer or the President or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer of the Corporation, and sealed with the seal of the Corporation (if one has been adopted), which may be by a facsimile thereof.  Any or all such signatures may be facsimiles if countersigned by a transfer agent or registrar.  Although any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate ceases to be such officer, transfer agent, or registrar before such certificate is issued, it may nevertheless be issued by the Corporation with the same effect as if such officer, transfer agent, or registrar were still such at the date of issue.

The stock ledger and blank share certificates shall be kept by the Secretary ~~or~~, a transfer agent, or ~~by~~ a registrar or by any other officer or agent designated by the Board.

Section 2.  Transfer of Shares.  ~~Transfer of shares of stock of each class~~Stock of the Corporation shall be ~~made only~~transferable in the manner prescribed by applicable law and in these Bylaws.  Transfers of stock shall be made on the books of the Corporation ~~by the holder thereof, or by such holder's attorney thereunto authorized by a power of attorney duly executed and filed with the Secretary of the Corporation or by a transfer agent for such stock, if any, and on~~, and in the case of certificated shares of stock, only by the person named in the certificate or by such person’s attorney lawfully constituted in writing and upon the surrender of the certificate ~~or certificates for such shares~~therefor, properly endorsed ~~or accompanied by a duly executed stock transfer power and the payment of all taxes thereon.  The person in whose name shares stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation~~for transfer and payment of all necessary transfer taxes; or, in the case of uncertificated shares of stock, upon receipt of proper transfer instructions from the registered holder of the shares or by such person’s attorney lawfully constituted in writing, and upon payment of all necessary transfer taxes and compliance with appropriate procedures for transferring shares in uncertificated form; provided, however, that ~~whenever any transfer of shares shall be made for collateral security and not absolutely and the pledgor has not expressly empowered the pledgee to vote thereon, and written notice thereof shall be given to the Secretary or to such transfer agent, such fact shall be stated in the entry of the transfer.  No transfer of shares~~such surrender and endorsement, compliance or payment of taxes shall not be required in any case in which the officers of the Corporation shall determine to waive such requirement. With respect to certificated shares of stock, every certificate exchanged, returned, or surrendered to the Corporation shall be marked "Cancelled," with the date of cancellation, by the Secretary or Assistant Secretary of the Corporation or the transfer agent thereof.  No transfer of stock shall be valid as against the Corporation~~, its stockholders and creditors~~ for any purpose~~, except to render the transferee liable for the debts of the Corporation to the extent provided by law,~~ until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.

Section 3.  Address of Stockholders.  Each stockholder shall designate to the Secretary or transfer agent of the Corporation an address at which notices of meetings and all other corporate notices may be served or mailed to such person, and, if any stockholder shall fail to designate such address, corporate notices may be served upon such person by mail directed to such person at such person's post office address, if any, as the same appears on the share record books of the Corporation or at such person's last known post office address.

Section 4.  Lost, Destroyed, and Mutilated Certificates.  The holder of any share of stock of the Corporation shall immediately notify the Corporation of any loss, theft, destruction, or mutilation of the certificate therefor; the Corporation may issue to such holder a new certificate or certificates ~~for~~or uncertificated shares, upon the surrender of the mutilated certificate or, in the case of loss, theft, or destruction of the certificate, upon satisfactory proof of such loss, theft, or destruction; the Board of Directors, or a committee designated thereby, may, in its discretion and as a condition precedent to the issuance of such new certificate or certificates or uncertificated shares, require the owner of such lost, stolen, or destroyed certificate or certificates, or such person's legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum and with such surety or sureties as it may direct to indemnify the Corporation and said transfer agents and registrars against any claim that may be made on account of the alleged loss, theft, or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

Section 5.  Regulations.  The Board of Directors may make such additional rules and regulations as it may deem expedient concerning the issue and transfer of certificates ~~representing~~or uncertificated shares ~~of stock of each class of the Corporation~~ and may make such rules and take such action as it may deem expedient concerning the issue of certificates or uncertificated shares in lieu of certificates claimed to have been lost, destroyed, stolen, or mutilated.

Section 6.  Fixing Record Date for Determination of Stockholders of Record.  In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date~~, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action.  A determination of stockholders of record entitled to notice of and to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting~~ in accordance with Section 213 of Delaware General Corporation Law, as the same exists or hereafter may be amended.

Section 7.  Registered Stockholders.  The Corporation shall be entitled to treat the holder of record of any shares of its stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

ARTICLE VIII.

SEAL

The Board of Directors may provide a corporate seal, which, if adopted, shall be in the form of a circle and shall bear the full name of the Corporation and such other words or figures as the Board of Directors may approve and adopt.  The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

ARTICLE IX.

FISCAL YEAR

The fiscal year of the Corporation shall begin on the first day of January in each year and shall end on the thirty-first day of December of such year.

ARTICLE X.

WAIVER OF NOTICE

Whenever any notice whatsoever is required to be given by these Bylaws, by the Certificate of Incorporation of the Corporation, or by law, the person entitled thereto may, either before or after the meeting or other matter in respect of which such notice is to be given, waive such notice in writing, which writing shall be filed with or entered upon the records of the meeting or the records kept with respect to such other matter, as the case may be, and in such event such notice need not be given to such person and such waiver shall be deemed equivalent to notice.

ARTICLE XI.

AMENDMENTS

These ~~bylaws~~Bylaws may be altered, amended, or repealed or new bylaws may be adopted by the stockholders or by the Board of Directors at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors by the vote of the holders of a majority of the stock issued and outstanding and entitled to vote at such meeting or by a majority vote of the Board of Directors, if notice of such alteration, amendment, repeal, or adoption of new bylaws be contained in the notice of such special meeting; provided, however, that neither Section ~~11 or Section~~ 13 of Article II nor Section 2 or Section ~~12~~14 of Article III of these Bylaws may be altered, amended, repealed, or replaced except by the vote of the holders of at least two-thirds of the stock of the Corporation issued and outstanding and entitled to vote.

ARTICLE XII.

MISCELLANEOUS

Section 1.  Execution of Documents.  The Board of Directors or any committee thereof shall designate the officers, employees, and agents of the Corporation who shall have power to execute and deliver deeds, contracts, mortgages, bonds, debentures, and other documents for and in the name of the Corporation and may authorize such officers, employees, and agents to delegate such power (including authority to redelegate) by written instrument to other officers, employees, or agents of the Corporation.  Such delegation may be by resolution or otherwise and the authority granted shall be general or confined to specific matters, all as the Board or such committee may determine.  In the absence of such designation referred to in the first sentence of this Section 1, the officers of the Corporation shall have such power so referred to, to the extent incident to the normal performance of their duties; provided, however, that any deed, contract, mortgage, bond, debenture, or other document containing any monetary obligation of the Corporation extending more than thirty (30) days after the execution thereof shall require the approval of the principal officer in charge of the transaction and of the Treasurer of the Corporation, and shall be executed only by one of such officers or by the Chairman of the Board, the Chief Executive Officer, or the President of the Corporation.

Section 2.  Deposits.  All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation or otherwise as the Board of Directors or any committee thereof or any officer of the Corporation to whom power in that respect shall have been delegated by the Board or any such committee shall select.

Section 3.  Checks.  All checks, drafts, and other orders for the payment of money out of the funds of the Corporation, and all notes or other evidence of indebtedness of the Corporation, shall be signed on behalf of the Corporation in such manner as shall from time to time be determined by resolution of the Board of Directors or of any committee thereof.  In the absence of such resolution referred to in the immediately preceding sentence, the Chairman of the Board, the Chief Executive Officer, the President, the Treasurer, and the Controller of the Corporation shall have such power so referred to.

Section 4.  Proxies in Respect of Stock or Other Securities of Other Corporations.  The Board of Directors or any committee thereof shall designate the officers of the Corporation who shall have authority from time to time to appoint an agent or agents of the Corporation to exercise in the name and on behalf of the Corporation the powers and rights that the Corporation may have as the holder of stock or other securities in any other corporation, and to vote or consent in respect of such stock or securities; such designated officers may instruct the person or persons so appointed as to the manner of exercising such powers and rights; and such designated officers may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal, or otherwise, such written proxies, powers of attorney, or other instruments as they may deem necessary or proper in order that the Corporation may exercise its said powers and rights.

Section 5.  Forum for Adjudication of Disputes.  Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law or the Corporation’s Certificate of Incorporation or Bylaws, or (d) any other action asserting a claim governed by the internal affairs doctrine.

B-

X	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY USA TRUCK, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS MAY 4, 2011
The stockholder of record hereby appoints ROBERT M. POWELL and CLIFTON R. BECKHAM, and either of them, with full power of substitution, as Proxies for the stockholder, to attend the Annual Meeting of the Stockholders of USA Truck, Inc. (the “Company”), to be held on May 4, 2011, at 10:00 a.m., Central Time, and any adjournments thereof, and to vote all shares of the common stock of the Company that the stockholder is entitled to vote upon each of the matters referred to in this Proxy and, at their discretion, upon such other matters as may properly come before this meeting.

			For All		With-hold All	For All Except
1. Election of two (2) Class I directors for a term expiring at the 2014 Annual Meeting of Stockholders
William H. Hanna and James D. Simpson, III

INSTRUCTION: To withhold authority to vote for any Individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

			For	Against	Abstain
2. Approve the amendments to the Company’s bylaws that require stockholder approval

			For	Against	Abstain
3. Advisory and non-binding vote on approval of executive compensation

			One Year	Two Years	Three Years	Abstain
4. Advisory and non-binding vote on frequency of vote on executive compensation
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE UNDERSIGNED STOCKHOLDER WITH RESPECT TO ANY MATTER TO BE VOTED UPON. THE PROXIES WILL VOTE IN THEIR SOLE DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The stockholder acknowledges receipt of the Notice and Proxy Statement for the 2011 Annual Meeting of Stockholders and the annual report to stockholders for the year ended December 31, 2010.

This Proxy, when properly executed, will be voted in the manner directed herein by the stockholder of record.  If no direction is made, this Proxy will be voted FOR all Proposals (and for Three Years for Proposal 4).

Please be sure to date and sign this proxy card in the box below.	Date
Sign above Co-holder (if any) sign above

Detach above card, sign, date and mail in postage paid envelope provided.

SECRETARY
USA TRUCK, INC.
3200 Industrial Park Road, Van Buren, Arkansas 72956

PLEASE SIGN, DATE AND RETURN THIS
PROXY AS SOON AS POSSIBLE.
(Please sign exactly as name(s) appear(s) above. If stock is in the name of two or more persons, each should sign. Persons signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please give full title as such. If a corporation, please sign in full corporate name, by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.)

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

ON-LINE ANNUAL MEETING MATERIALS:
http://www.cfpproxy.com/4887